Exhibit 10.1

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

DDR FORT UNION I & II LLC,

a Delaware limited liability company

DDR MIDVALLEY LLC,

a Delaware limited liability company

DDR FAMILY CENTERS LP,

a Delaware limited partnership

DDR FORT UNION W LLC,

a Delaware limited liability company

HERMES ASSOCIATES,

a Utah general partnership

HERMES ASSOCIATES, LTD.,

a Utah limited partnership

UNIVERSITY SQUARE ASSOCIATES, LTD.,

a Utah limited partnership

COLLECTIVELY,

“SELLERS”

And

EXCEL TRUST, L.P.,

a Delaware limited partnership

“BUYER”

May         , 2014

EXHIBITS

A	Legal Description of Parcels (A-1 through A-3)
B	Depiction of Parcels and Shopping Centers (B-1 through B-3)
C	Seller’s Deed
D	Bill of Sale
E	Certificate of Non-Foreign Status
F	Assignment and Assumption of Leases, License Agreements and Security Deposits
G	Assignment of Permits, Entitlements and Intangible Property
H	General Provisions of Escrow
I	Form of Tenant Estoppel Certificate
J	Form of Landlord Estoppel Certificate
K	RESERVED
L	RESERVED
M	Form of Seller’s Affidavit
N	Form of Tenant Notice Letter

SCHEDULES

1.0	List of Seller’s Deliveries
2.0	Rent Roll (as of date thereon)
3.0	Purchase Price Allocation
4.0	Permitted Title Matters to be Recorded
5.0	List of Leases as of the Effective Date
6.0	List of License Agreements as of the Effective Date
7.0	Direct Tax Paying Tenants
8.0	Qualifiers to Seller’s Representations and Warranties
9.0	List of Major Tenants Subject to Bankruptcy Condition

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (“Agreement”) is made and entered into and effective as of the          day of May, 2014, by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership, or its assignee permitted under Section 16.1 below (“Buyer”). Each Seller and Buyer shall sometimes separately be referred to herein as a “Party” and all of whom shall sometimes be collectively referred to herein as the “Parties”. This Agreement constitutes: (a) a binding purchase and sale agreement between Sellers and Buyer; and (b) joint escrow instructions to Escrow Agent whose consent appears at the end of this Agreement.

FOR GOOD AND VALUABLE CONSIDERATION RECEIVED, the Parties mutually agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS

In addition to those terms defined elsewhere in this Agreement, the following terms have the meanings set forth below:

“Agreement” shall mean this Purchase and Sale Agreement and Joint Escrow Instructions dated as of the          day of May, 2014, by and between Sellers and Buyer, together with all Exhibits and Schedules attached hereto.

“Assignment and Assumption of Leases, License Agreements and Security Deposits” shall mean the Assignment and Assumption of Leases, License Agreements and Security Deposits, in the form of Exhibit “F,” attached hereto and incorporated herein by reference.

“Assignment of Permits, Entitlements and Intangible Property” shall mean the Assignment of Permits, Entitlements and Intangible Property, in the form of Exhibit “G,” attached and incorporated herein by reference.

“Bill of Sale” shall mean the Bill of Sale, in the form of Exhibit “D,” attached hereto and incorporated herein by reference.

“Books and Records” shall mean certain books and records relating to the business of owning, operating, maintaining and/or managing the Property, including, without limitation, certain accounting, financial, tax, employment, sales and other similar operating records related to the Shopping Centers, but only to the extent such books and records: (i) are in any Seller’s actual possession or control; (ii) are reasonably requested by Buyer and made available at Buyer’s sole cost and expense; (iii) are not proprietary or confidential in any Seller’s reasonable discretion; and (iv) are subject in all respects to the other terms, limitations and restrictions otherwise set forth in Section 5.2 of this Agreement. Notwithstanding anything to the contrary as contained herein, under no circumstances shall the Books and Records include, and Sellers shall have no obligations to deliver, any appraisals, property condition reports or internal reports not customarily provided by a seller to a prospective buyer.

“Business Day” shall mean a Calendar Day, other than a Saturday, Sunday or a day observed as a legal holiday by the United States federal government or the State of Utah.

“Buyer” shall mean Excel Trust, L.P., a Delaware limited partnership, its permitted successors and assigns.

“Buyer’s Broker” shall mean Lucescu Realty, located at 500 Newport Center Drive, Suite 550, Newport Beach, California 92660.

“Buyer’s Broker’s Commission” shall have the meaning given to such term in Article 13 hereof.

“Buyer’s Election Not to Terminate” shall have the meaning given to such term in Section 4.3 hereof.

“Buyer’s Election to Terminate” shall have the meaning given to such term in Section 4.2 hereof.

“Buyer’s Exchange” shall have the meaning given to such term in Section 16.15 hereof.

“Buyer’s Affiliates” shall have the meaning given to such term in Section 4.1(c) hereof.

“Calendar Day” shall mean any day of the week including a Business Day.

“Cap” shall have the meaning given to such term in Section 9.18 hereof.

“Cash” shall mean legal tender of the United States of America represented by either: (a) a cashier’s or certified check or checks currently dated, payable to payee and honored upon presentation for payment; or (b) funds wire transferred or otherwise deposited into payee’s account at payee’s direction.

“Certificate of Non-Foreign Status” shall mean that certain Certificate of Non-Foreign Status, in the form of Exhibit “E,” attached hereto and incorporated herein by reference.

“Chase Parcel” shall have the meaning given to such term in Section 4.1(d) hereof.

“Closing” shall have the meaning given to such term in Section 8.4 hereof.

“Closing Date” shall have the meaning given to such term in Section 8.4 hereof.

“Closing Deposit” shall have the meaning given to such term in Section 2.2(d) hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent federal revenues laws.

“Condemnation Proceeding” shall have the meaning given to such term in Section 8.3(a) hereof.

“Contracts” shall mean all written or oral: (a) insurance, management, leasing, security, janitorial, cleaning, pest control, waste disposal, landscaping, advertising, service, maintenance, operating, repair, collective bargaining, employment, employee benefit, severance, franchise, licensing, supply, purchase, consulting, professional service, advertising, promotion, public relations and other contracts and commitments in any way relating to any Improved Parcel or any part thereof and entered into by or on behalf of a Seller or otherwise in Seller’s name, together with all supplements, amendments and modifications thereto; and (b) equipment leases entered into by a Seller and all rights and options of such Seller thereunder, together with all supplements, amendments and modifications thereto. The term “Contracts” shall specifically exclude all title exceptions listed in the Preliminary Title Reports, as well as the Leases and the License Agreements.

“Corresponding Tenant Estoppel” shall have the meaning given to such term in Section 5.1(h) hereof.

“Cure Deadline” shall have the meaning given to such term in Section 4.1(e)(iii) hereof.

“Cure Election Deadline” shall have the meaning given to such term in Section 4.1(e)(ii) hereof.

“Cure Election Notice” shall have the meaning given to such term in Section 4.1(e)(ii) hereof.

“DDR” shall mean DDR Corp., an Ohio corporation, its successors and assigns.

“Default Cure Agreement” shall have the meaning given to such term in Section 8.1(k) hereof.

“Delinquent Revenues” shall have the meaning given to such term in Section 11.2(a)(i) hereof.

“Deposit” shall mean the Initial Deposit and the Second Deposit, as applicable, together with all interest accrued thereon, if any, while in Escrow Agent’s possession or control.

“Designated Representatives” shall have the meaning given to such term in Section 9.17 hereof.

“Effective Date” shall mean the later of the date this Agreement is executed by Buyer or the date this Agreement is executed by Sellers, as such dates appear after each Party’s signature herein below.

“Environmental Laws” shall mean all applicable federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authorities, which relate to the environment and/or which classify, regulate, impose liability, obligations, restrictions on ownership, occupancy, transferability or use of the Improved Parcel as it relates to the environment, and/or list or define hazardous substances, materials, wastes, contaminants, pollutants and/or the Hazardous Materials including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., the Clear Air Act, 42 U.S.C. Section 7901, et seq., the Toxic Substance Control Act, 15 U.S.C. Sections 2601 through 2629, the Public Health Service Act, 42 U.S.C. Sections 300f through 300j, the Safe Drinking Water Act, 42 U.S.C. Sections 300f through 300j, the Occupational Safety and Health Act, 29 U.S.C. Section 651, et seq., the Oil Pollution Act, 33 U.S.C. Section 2701, et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 4321, et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 15 U.S.C. Section 136, et seq., the Medical Waste Tracking Act, 42 U.S.C. Section 6992, the Atomic Energy Act of 1985, 42 U.S.C. Section 3011, et seq., and any similar federal, state or local laws and ordinances and the regulations adopted, published and/or promulgated pursuant thereto and other state and federal laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any Hazardous Materials.

“Escrow” shall have the meaning given to such term in Article 3 hereof.

“Escrow Agent” shall mean First American Title Insurance Company, located at 100 Spear Street, Suite 1600, San Francisco, California 94105; Attn: Heather Kucala, Direct: (415) 837-2295; FAX: (415) 398-1750; E-mail: hkucala@firstam.com.

“Estoppel Certificate” shall mean any Landlord Estoppel Certificate or any Tenant Estoppel Certificate.

“Estoppel Cure Agreement” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Cure Deadline” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Cure Notice” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Delivery Deadline” shall mean one (1) Business Day prior to the Closing Date.

“Estoppel Objection Deadline” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Estoppel Objection Matter” and “Estoppel Objection Matters” shall have the meanings given to such terms in Section 5.1(h)(ii) hereof.

“Estoppel Objection Notice” shall have the meaning given to such term in Section 5.1(h)(ii) hereof.

“Excluded Tenant Leases” shall mean the Leases between Seller and the Excluded Tenants.

“Excluded Tenants” shall mean the following Tenants in the Shopping Center commonly known as The Family Center at Fort Union located in Midvale, Utah: (a) Quiznos; (b) Wingers; and (c) Fort Union Dry Cleaners.

“Exclusions” shall have the meaning given to such term in Section 9.18 hereof.

“Existing Survey” and “Existing Surveys” shall have the meanings given to such terms in Section 4.1(b)(i) hereof.

“Extended Survival Period” shall mean shall have the meaning given to such term in Section 9.16 hereof.

“Floor” shall have the meaning given to such term in Section 9.18 hereof.

“Fort Union Parcel” shall refer to that certain parcel of real property identified on the Property List and more particularly described on the corresponding legal description set forth on Exhibit “A-1” attached hereto and incorporated by reference, and as depicted on Exhibit “B-1” attached hereto and incorporated herein by reference.

“Fort Union Property” shall refer to all such Property owned by Fort Union Seller.

“Fort Union Seller” shall have the meaning given to such term in the Preamble of this Agreement.

“General Provisions” shall have the meaning given to such term in Article 3 hereof.

“Hazardous Materials” shall mean all hazardous wastes, toxic substances, pollutants, contaminants, radioactive materials, flammable explosives, and other such similar materials, including, without limitation, substances defined as “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “toxic pollutants,” “petroleum substances,” or “infectious waste” in any applicable Environmental Laws, and any such other similar substances, materials and wastes which are regulated by reason of actual or threatened risk of toxicity causing injury or illness under any Environmental Laws.

“Improved Parcels” shall mean the Parcels, together with all Improvements thereon. Reference to an “Improved Parcel” shall mean any one of the Improved Parcels, as the context requires.

“Improvements” shall mean all buildings and structures located on the Improved Parcels (subject to the Leases), together with each respective Seller’s right, title and interest in and to all fixtures, trade fixtures, systems, facilities, machinery, equipment, conduits and utilities that provide fire protection, security, surveillance, heat, exhaust, ventilation, air conditioning, electrical power, lighting, plumbing, refrigeration, gas, sewer, storm systems, waste water systems, drinking water, non-potable water, irrigation water, telecommunications, computer, wiring and cable (including all replacements or additions thereto) and other improvements now or hereafter located on or under the Improved Parcels, all water control systems, utility lines and related facilities and improvements, drainage facilities, landscaping improvements, lighting, fencing, roadways, parking lots, parking facilities, sidewalks, walkways, common areas, signage and signs, including, without limitation, monument signs, pylon signs and building signs, and all privileges, rights, easements, hereditaments and appurtenances thereto belonging.

“Increased Cap” shall have the meaning given to such term in Section 15.1 hereof.

“Indemnification Survival Period” shall have the meaning given to such term in Section 15.1 hereof.

“Indemnitees” shall have the meaning given to such term in Section 15.1 hereof.

“Independent Consideration” shall have the meaning given to such term in Section 2.2(c) hereof.

“Initial Deposit” shall have the meaning given to such term in Section 2.2(a) hereof.

“Intangible Property” shall have the meaning given to such term in Section 2.1(c) hereof.

“Investigation Period” shall have the meaning given to such term in Section 4.1 hereof.

“Joiner” shall have the meaning given to such term in Section 16.17 hereof.

“Landlord Estoppel Certificate” shall have the meaning given to such term in Section 5.1(h) hereof.

“Lease” or “Leases” shall have the meanings given to such terms in Section 2.1(d) hereof. The Leases in effect with respect to each Improved Parcel as of the Effective Date are set forth on Schedule “5.0” attached hereto and made a part hereof, subject to update and modification as provided for in this Agreement.

“Leasing Commissions” shall mean any and all commissions, finder’s fees or similar payments in connection with any Lease and payable by the landlord thereunder, including any options to extend, expand or renew.

“License Agreements” shall mean those license and/or temporary occupancy agreements entered into by any Seller with respect to any Improved Parcel and then in effect. The License Agreements in effect with respect to each Improved Parcel as of the Effective Date are set forth on Schedule “6.0” attached hereto and made a part hereof, subject to update and modification as provided for in this Agreement.

“Losses” shall have the meaning given to such term in Section 15.1 hereof.

“Major Tenant” shall mean any Tenant that rents or occupies more than ten thousand (10,000) square feet of space upon an Improved Parcel pursuant to a Lease.

“Material Loss” shall mean any damage, loss or destruction to any portion of any Improved Parcel, the loss of which is equal to or greater than one-half percent (0.5%) of the Purchase Price Allocation for such Improved Parcel as set forth on Schedule “3.0” (measured by the cost of repair or replacement).

“Minimum Tenant Square Footage Requirement” shall mean those Shop Tenants that have entered into Leases covering not less than seventy-five percent (75%) of the occupied gross leasable square footage of each Improved Parcel, excluding such gross leasable square footage occupied by the Major Tenants, and further excluding the Excluded Tenants or the gross leasable square footage covered by the Excluded Tenant Leases in the Shopping Center commonly known as The Family Center at Fort Union located in Midvale, Utah.

“Monetary Obligations” shall mean any and all liens, liabilities and encumbrances placed, or caused to be placed, of record against the Improved Parcels by, for or on behalf of any Seller evidencing a monetary obligation which can be removed by the payment of money, including, without limitation, delinquent real property taxes and assessments, deeds of trust, mortgages, mechanic’s liens, attachment liens, execution liens, tax liens and judgment liens. Notwithstanding the foregoing, the term “Monetary Obligations” shall not include and shall specifically exclude the liens, liabilities and encumbrances relating to the Permitted Title Exceptions and any matters caused by any act or omission of Buyer or Buyer’s Affiliates, as well as any Third Party Monetary Liens.

“New Lease” or “New Leases” shall have the meanings given to such terms in Section 5.1(c) hereof.

“New License Agreement” or “New License Agreements” shall have the meaning given to such terms in Section 5.1(c) hereof.

“New Matter” and “New Matters” shall have the meanings given to such terms in Section 5.1(j)(i) hereof.

“New Matters Cure Election Deadline” shall have the meaning given to such term in Section 5.1(j)(iii) hereof.

“New Matters Cure Election Notice” shall have the meaning given to such term in Section 5.1(j)(iii) hereof.

“New Matters Notice” shall have the meaning given to such term in Section 5.1(j)(i) hereof.

“New Matters Objection” and “New Matters Objections” shall have the meanings given to such terms in Section 5.1(j)(ii) hereof.

“New Matters Objection Notice” shall have the meaning given to such term in Section 5.1(j)(ii) hereof.

“Non-Material Loss” shall mean damage, loss or destruction to any portion of any Improved Parcel, the loss of which is less than one-half percent (0.5%) of the Purchase Price Allocation for such Improved Parcel as set forth on Schedule “3.0” (measured by the cost of repair or replacement).

“Notice” shall have the meaning given to such term in Section 16.2 hereof.

“Objection Matter” or “Objection Matters” shall have the meanings given to such terms in Section 4.1(e) hereof.

“Objection Notice” or “Objection Notices” shall have the meanings given to such terms in Section 4.1(e) hereof.

“OFAC” shall have the meaning given to such term in Section 9.15 hereof.

“Orem Parcel” shall refer to that certain parcel of real property identified on the Property List and more particularly described on the corresponding legal description set forth on Exhibit “A-2” attached hereto and incorporated by reference, and as depicted on Exhibit “B-2” attached hereto and incorporated herein by reference.

“Orem Property” shall refer to all such Property owned by Orem Seller.

“Orem Seller” shall have the meaning given to such term in the Preamble of this Agreement.

“Operating Expenses” shall have the meaning given to such term in Section 11.2(a)(ii) hereof.

“Parcels” shall collectively refer to the Fort Union Parcel, the Orem Parcel and the Taylorsville Parcel. Reference to a “Parcel” shall mean any one of the Parcels, as the context requires.

“Party” or “Parties” shall have the meanings given to such terms in the Preamble of this Agreement.

“Permits and Entitlements” shall have the meaning given to such term in Section 2.1(e) hereof.

“Permitted Title Exceptions” shall have the meaning given such term in Section 4.1(b) hereof.

“Person” shall mean any individual, corporation, partnership, limited liability company or other entity.

“Personal Property” shall have the meaning given to such term in Section 2.1(b) hereof.

“Preliminary Title Report” and “Preliminary Title Reports” shall have the meanings given to such terms in Section 4.1(b)(i) hereof.

“Property” shall have the meaning given to such term in Section 2.1 hereof.

“Property Expense Reconciliation” shall have the meaning given to such term in Section 11.2(b)(ii) hereof.

“Property Expense Reimbursement Shortfall” shall have the meaning given to such term in Section 11.2(b)(iii) hereof.

“Property Expense Reimbursement Surplus” shall have the meaning given to such term in Section 11.2(b)(iii) hereof.

“Property Expenses” shall have the meaning given to such term in Section 11.2(b) hereof.

“Property List” shall mean that certain list attached hereto as Schedule “3.0,” and incorporated herein by reference, which list shall identify each Improved Parcel (and the corresponding Shopping Center comprising such Improved Parcel), and that portion of the Purchase Price applicable to each Improved Parcel.

“Proposed Estoppel’ or “Proposed Estoppels” shall have the meanings given to such terms in Section 5.1(h)(i) hereof.

“Proposed New Lease” shall have the meaning given to such term in Section 5.1(c) hereof.

“Proration Date” shall have the meaning given to such term in Section 11.2(a) hereof.

“Purchase Price” shall have the meaning given to such term in Section 2.2 hereof.

“Purchase Price Allocation” shall have the meaning given to such term in Section 2.2(e) hereof.

“Real Property” shall have the meaning given to such term in Section 2.1(a) hereof.

“Reconciliation Period” shall have the meaning given to such term in Section 11.2(b) hereof.

“Released Parties” shall have the meaning given to such term in Section 10.3 hereof.

“Rent Roll” shall mean those certain rent rolls for each Improved Parcel, dated as of the dates set forth thereon, as set forth on Schedule “2.0” attached hereto and made a part hereof, subject to update and modification as provided for in the Agreement.

“Reports” shall have the meaning given to such term in Section 4.1(c) hereof.

“Revenues” shall have the meaning given to such term in Section 11.2(a)(i) hereof.

“Right of First Refusal” shall mean the right of first refusal granted to Chase Bank under its Lease in the Shopping Center commonly known as The Family Center at Fort Union located in Midvale, Utah.

“Rule 3-14 Financials” shall have the meaning given to such term in Section 5.2 hereof.

“SEC” shall have the meaning given to such term in Section 5.2 hereof.

“Second Deposit” shall have the meaning given to such term in Section 2.2(b) hereof.

“Security Deposits” shall mean the remaining balance (i.e. the original balance less any amounts properly applied by a Seller to any unpaid amounts owing by the applicable Tenants pursuant to the Leases or the License Agreements, as applicable) of all refundable security deposits, advance rentals (other than current monthly rents) and other deposits and collateral deposited or paid to a Seller by the Tenants and the Temporary Occupants pursuant to the Leases and the License Agreements, as applicable, whether in the form of cash, negotiable instruments, letters of credit, certificates of deposit or other forms of security.

“Seller Indemnitee” shall have the meaning given such term in Section 4.1(c) hereof.

“Sellers” shall mean collectively Fort Union Seller, Taylorsville Seller and Orem Seller. Reference to a “Seller” shall mean any one of the Sellers, as the context requires.

“Sellers’ Broker” shall mean Cushman & Wakefield, located at 4747 Executive Drive, 9th Floor, San Diego, California 92121.

“Sellers’ Broker’s Commission” shall have the meaning given to such term in Article 13 hereof.

“Seller’s Affidavit” shall mean the Owner’s Affidavit in the form of Exhibit “M,” attached hereto and incorporated herein by reference.

“Seller’s Deed” shall mean the Special Warranty Deed in the form of Exhibit “C,” attached hereto and incorporated herein by reference.

“Seller’s Deliveries” shall have the meaning given to such term in Section 4.1(a) hereof.

“Seller’s Exchange” shall have the meaning given to such term in Section 16.14 hereof.

“Shopping Center” and “Shopping Centers” shall mean individually or collectively, as the context may require, those certain Shopping Centers, together with all related facilities and improvements, located on the Parcels, as more fully depicted on Exhibits “B-1” through “B-3,” inclusive, attached hereto and incorporated herein by reference.

“Shop Tenant” means any Tenant that does not constitute a Major Tenant; provided, however, that the term “Shop Tenant” shall not include the Excluded Tenants or the rentable square footage covered by the Excluded Tenant Leases in the Shopping Center commonly known as The Family Center at Fort Union located in Midvale, Utah.

“Surveys” shall mean the Existing Surveys and any Updated Surveys. Reference to a “Survey” shall mean any Survey and any Updated Survey related thereto, as the context requires.

“Survival Period” shall mean shall have the meaning given to such term in Section 9.16 hereof.

“Taxes” shall have the meaning given to such term in Section 11.2(a)(iii) hereof.

“Taylorsville Parcel” shall refer to that certain parcel of real property identified on the Property List and more particularly described on the corresponding legal description set forth on Exhibit “A-3” attached hereto and incorporated by reference, and as depicted on Exhibit “B-3” attached hereto and incorporated herein by reference.

“Taylorsville Property” shall refer to all such Property owned by Taylorsville Seller.

“Taylorsville Seller” shall have the meaning given to such term in the Preamble of this Agreement.

“Temporary Occupants” shall mean those licensees and/or temporary occupants under the License Agreements.

“Tenant Estoppel Certificates” shall have the meaning given to such term in Section 5.1(h) hereof.

“Tenant Inducement Costs” shall mean: (a) all out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the Tenant thereunder which is in the nature of a tenant inducement such as tenant improvements, tenant improvement costs, tenant improvement allowances, lease buyout costs, and moving, design and refurbishment allowances and reimbursements; and (b) any economic concessions granted to a Tenant under a Lease which is in the nature of a tenant inducement, including any free rent period, and further including any rent reduction period or rent deferral period. Notwithstanding the foregoing, the term “Tenant Inducement Costs” shall not be deemed to include any reduction of the rental rate negotiated by Seller in connection with a renewal or extension of a Lease which reduced rental rate is reflected on the Rent Roll.

“Tenant Notice Letter” shall mean the Tenant Notice Letter in the form of Exhibit “N,” attached hereto and incorporated herein by reference

“Tenants” shall mean those Persons renting or occupying space in the Real Property under the Leases.

“Third Party Monetary Liens” shall have the meaning given to such term in Section 5.1(e) hereof.

“Title Insurer” shall mean First American Title Insurance Company, located at 100 Spear Street, Suite 1600, San Francisco, California 94105; Attn: Heather Kucala; Direct: (415) 837-2295; FAX: (415) 398-1750; E-mail: hkucala@firstam.com.

“Title Policy” and “Title Policies” shall have the meanings given to such terms in Section 8.1(a) hereof.

“Title Policy Claim” shall have the meaning given to such term in Section 4.1(b) hereof.

“Transaction Documents” shall mean, with respect to each Seller, the Seller’s Deed, the Bill of Sale, the Certificate of Non-Foreign Status, the Assignment and Assumption of Leases, License Agreements and Security Deposits, the Assignment of Permits, Entitlements and Intangible Property and all other instruments or agreements to be executed and delivered pursuant to this Agreement or any of the foregoing.

“Updated Survey” and “Updated Surveys” shall have the meanings given to such terms in Section 4.1(b) hereof.

ARTICLE 2

PURCHASE, PURCHASE PRICE AND PAYMENT

Section 2.1 Purchase and Sale of Property. Subject to the terms and conditions set forth in this Agreement, on the Closing, each Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase from each Seller, all of the following property owned by each respective Seller (collectively, the “Property”):

(a) Real Property. The Parcel owned by such Seller and the Improvements thereon, together with all of such Seller’s right, title and interest in, to and under: (i) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Parcel and/or the Improvements; (ii) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Parcel, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Parcel and/or the Improvements; and (iii) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Parcel and/or the Improvements; (iv) all minerals, oil, gas and other hydrocarbons located in, on or under the Parcel, together with all rights to surface or subsurface entry; and (v) all streets, roads, alleys or other public ways adjoining or serving the Parcel, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gorse, culverts and rights-of-way adjoining or serving the Parcel, free and clear of any and all liens, liabilities, encumbrances, exceptions and claims, other than the Permitted Title Exceptions (collectively, the “Real Property”).

(b) Personal Property. Each respective Seller’s right, title and interest in and to all equipment, facilities, machinery, tools, appliances, fixtures, trade fixtures, furnishings, furniture, supplies, signage and signs, including, without limitation, monument signs, pylon signs and building signs, security equipment and systems, fire prevention equipment and systems, and all other items of tangible personal property located on or about the Real Property owned by such Seller and used in conjunction therewith, free and clear of any and all liens, liabilities, encumbrances, exceptions and claims (collectively, the “Personal Property”).

(c) Intangible Property. Subject to the terms and conditions set forth in this Agreement, each respective Seller’s right, title and interest in and to all intangible personal property not otherwise described in this Section 2.1 and relating to the Property or the business of owning, operating, maintaining and/or managing the Property, including, without limitation: (i) all warranties, guarantees and bonds, if any, from third parties, including, without limitation, contractors, subcontractors, materialmen, suppliers, manufacturers, vendors and distributors; (ii) [reserved]; (iii) [reserved]; (iv) all good will relating to the business of owning, operating, maintaining and managing the Property, if any; (v) any and all rights, privileges and priorities relating to intellectual property with respect to the names “The Family Center at Fort Union”, “The Family Center at Orem” and “The Family Center at Taylorsville” and any and all copyrights, trade names, trademarks, and service marks specifically relating thereto; (vi) all telephone numbers, facsimile numbers, and street addresses, if any and to the extent directly related to the Improved Parcels; (vii) [reserved]; (viii) all advertising campaigns, product literature and marketing and promotional materials directly and specifically relating to the Property, if any; (ix) [reserved]; and (x) all artwork and photographs, if any, utilized in conjunction with the ownership, operation and/or management of the Property; free and clear of any and all liens, liabilities, encumbrances, exceptions, claims, outstanding injunctions, judgments, orders, decrees, rulings or charges and all to the extent transferable and/or assignable and Buyer shall be solely responsible for any and all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing (collectively, the “Intangible Property”). Notwithstanding anything to the contrary as contained herein, under no circumstances shall the Intangible Property be deemed to include any property owned by DDR including, without limitation, any right, title and interest in and to the name “DDR” and any and all copyrights, trade names, trademarks and service marks specifically relating thereto.

(d) Leases and License Agreements. Each respective Seller’s right, title and interest in and to: (i) all leases in effect on the Closing with respect to the Real Property owned by such Seller, including any New Leases, together with any amendments, guarantees and other agreements relating thereto (individually, a “Lease” and collectively, the “Leases”); and (ii) all License Agreements in effect on the Closing with respect to the Real Property owned by such Seller, including any New License Agreements, together with any amendments, guarantees and other agreements relating thereto.

(e) Permits and Entitlements. Each respective Seller’s right, title and interest in, to and under: (i) all permits, licenses, certificates of occupancy, approvals, authorizations and orders obtained from any governmental authority and relating to the Real Property owned by such Seller or the business of owning, maintaining and/or managing the Real Property owned by such Seller, including, without limitation, all land use entitlements, development rights, density allocations, certificates of occupancy, sewer hook-up rights and all other rights or approvals relating to or authorizing the ownership, operation, management and/or development of such Real Property; (ii) all preliminary, proposed and final drawings, renderings, blueprints, plans and specifications (including “as-built” plans and specifications), and tenant improvement plans and specifications for the Improvements (including “as-built” tenant improvement plans and specifications; and (iii) any and all other items of the same or similar nature pertaining to the Real Property, and all changes, additions, substitutions and replacements for any of the foregoing; free and clear of any and all liens, liabilities, encumbrances, exceptions and claims and all to the extent transferable and/or assignable and Buyer shall be solely responsible for any and all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing (collectively the “Permits and Entitlements”).

Section 2.2 Purchase Price. The purchase price for the Property (“Purchase Price”) shall be the sum of Two Hundred Twenty-Five Million Six Hundred Thirty-Two Thousand Dollars ($225,632,000.00). The Purchase Price shall be payable by Buyer to Sellers in accordance with the following terms and conditions:

(a) Initial Deposit. Within five (5) Business Days following the Effective Date, Buyer shall deposit into Escrow the sum of One Million Dollars ($1,000,000.00), in the form of Cash, which amount shall serve as an earnest money deposit (“Initial Deposit”). In the event Buyer fails to deliver the Initial Deposit within such five (5) Business Day period, then same shall constitute an immediate event of default under this Agreement and Sellers shall be entitled to terminate this Agreement upon written notice to Buyer at anytime prior to Buyer delivering the Initial Deposit into Escrow with the Escrow Agent. Buyer may direct Escrow Agent to invest the Initial Deposit in one or more interest bearing accounts with a federally insured state or national bank located in California, designated by Buyer and approved by Escrow Agent. Subject to the applicable termination and default provisions contained in this Agreement: (i) the Initial Deposit shall remain in Escrow prior to the Closing; (ii) upon the Closing, the Initial Deposit shall be applied as a credit towards the payment of the Purchase Price; and (iii) all interest that accrues on the Initial Deposit while in Escrow Agent’s control shall be deemed part of the Initial Deposit. Buyer shall complete, execute and deliver to Escrow Agent a W-9 Form, stating Buyer’s taxpayer identification number at the time of delivery of the Initial Deposit. Upon Buyer’s timely delivery to Sellers of Buyer’s Election Not to Terminate this Agreement pursuant to Section 4.3 hereof, the Initial Deposit shall be non-refundable to Buyer, except as otherwise provided for to the contrary in this Agreement, but shall remain applicable to the Purchase Price at Closing.

(b) Second Deposit. In the event Buyer timely delivers to Sellers Buyer’s Election Not to Terminate this Agreement pursuant to Section 4.3 hereof, Buyer shall deposit with Escrow Agent an additional deposit in the sum of One Million Dollars ($1,000,000.00) (the “Second Deposit”), in the form of Cash, within five (5) Business Days after Buyer delivers to Sellers Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof. In the event Buyer fails to deliver the Second Deposit within such five (5) Business Day period, then same shall constitute an immediate event of default by Buyer under this Agreement and Sellers shall be entitled to exercise Sellers’ rights and remedies as provided for in Section 8.6. The Second Deposit shall be non-refundable to Buyer, except as otherwise provided for to the contrary in this Agreement, but shall remain applicable to the Purchase Price at Closing. Buyer may direct Escrow Agent to invest the Second Deposit in one or more interest bearing accounts with a federally insured state or national bank located in California, designated by Buyer and approved by Escrow Agent. Subject to the applicable termination and default provisions contained in this Agreement: (i) the Second Deposit shall remain in Escrow prior to the Closing; (ii) upon the

Closing, the Second Deposit shall be applied as a credit towards the payment of the Purchase Price; and (iii) all interest that accrues on the Second Deposit while in Escrow Agent’s control shall be deemed part of the Second Deposit. The Initial Deposit and Second Deposit are collectively referred to herein as the “Deposit.” All references in this Agreement to the “Deposit” shall mean the Deposit and any and all interest that accrues thereon while in Escrow Agent’s control.

(c) Independent Consideration. A portion of the Deposit, in the amount of One Hundred Dollars ($100.00) (the “Independent Consideration”), shall be earned by Sellers upon execution and delivery of this Agreement by Sellers and Buyer. The Independent Consideration represents adequate bargained for consideration for Sellers’ execution and delivery of this Agreement, Buyer’s right to conduct its due diligence investigation of the Property and Buyer’s right to terminate this Agreement on or before the expiration of the Investigation Period in connection with such due diligence investigation. The Independent Consideration is in addition to and independent of any other consideration or payment provided for herein.

(d) Closing Deposit. The Purchase Price, less the Deposit (“Closing Deposit”), shall be paid by Buyer to Escrow Agent, in the form of Cash, pursuant to Section 7.1 hereof, and the Purchase Price shall be distributed by Escrow Agent to Sellers at the Closing, subject to and in accordance with the provisions of this Agreement.

(e) Purchase Price Allocation. Sellers and Buyer hereby acknowledge and agree that the Purchase Price will be specifically allocated and attributed to the respective Improved Parcels in the manner and in accordance with the allocation of the Purchase Price set forth on Schedule “3.0,” attached hereto and incorporated herein by reference (“Purchase Price Allocation”), with the balance of the Property being conveyed hereunder for no additional consideration (aside from the Purchase Price provided for in this Agreement). Sellers shall be further entitled, prior to Closing and upon prior written notice to Buyer, to further allocate the Purchase Price Allocation for each respective Improved Parcel by and among each respective Seller that owns any portion of such Improved Parcel (so that the Purchase Price Allocation is specifically allocated to each respective Seller for each Improved Parcel), provided such further allocation shall be done by Sellers in a commercially reasonable manner. Sellers and Buyer hereby further agree that, notwithstanding the Purchase Price Allocation as provided for herein, following Closing Sellers and Buyer shall each respectively be entitled to allocate the Purchase Price in such manner as such party deems reasonable or appropriate for tax or accounting purposes.

(f) Survival. The provisions of Section 2.2(e) shall survive the Closing.

Section 2.3 Exclusion of Contracts. Notwithstanding anything to the contrary as contained in this Agreement, the Property to be conveyed hereunder is specifically deemed to exclude the Contracts, Sellers shall not assign, transfer or convey to Buyer any Contracts entered into by Sellers with respect to any Improved Parcel, and each respective Seller shall cause all such Contracts to be terminated with respect to each Improved Parcel owned by such Seller at or prior to Closing at no cost or expense to Buyer such that Buyer shall not assume or be subject to any such Contracts.

Section 2.4 Entirety of Property. Notwithstanding anything to the contrary as contained in this Agreement, Buyer has no right to purchase, and Sellers have no obligation to sell, less than all of the Property, it being the express agreement and understanding of Buyer and Sellers that, as a material inducement to Buyer and Sellers to enter into this Agreement, Sellers have agreed to sell, and Buyer has agreed to purchase, all of the Property and each of the Improved Parcels subject to this Agreement, including, without limitation, the Fort Union Property, the Orem Property, and the Taylorsville Property, subject to and in accordance with the terms and conditions of this Agreement.

Section 2.5 Fort Union Parcels. Notwithstanding anything to the contrary as contained in this Agreement: (i) Sellers and Buyer hereby acknowledge that a portion of the Fort Union Parcel is owned as of the Effective Date by Fort Union Associates LC, an affiliate of DDR; (ii) DDR Midvalley shall cause all such portions of the Fort Union Parcel owned as of the Effective Date by Fort Union Associates LC to be transferred and conveyed to DDR Midvalley at or prior to Closing; and (iii) Sellers shall be permitted to record one or more deeds transferring and conveying such portions of the Fort Union Parcel to DDR Midvalley. Notwithstanding anything to the contrary as contained in this Agreement, for purposes of the covenants, representations and warranties of DDR Midvalley as set forth in this Agreement: (a) DDR Midvalley shall be deemed to own all of the Fort Union Parcel as of the Effective Date; and (b) all written notices sent or received by Fort Union Associates LC with respect to the Fort Union Parcel (including any notices under the Leases relating thereto) shall be deemed to be written notices sent or received by DDR Midvalley.

ARTICLE 3

ESCROW

Within three (3) Business Days following the Effective Date, Sellers and Buyer shall open an escrow (“Escrow”) with Escrow Agent by: (a) Buyer timely depositing with Escrow Agent the Initial Deposit; (b) Sellers and Buyer delivering to Escrow Agent fully executed counterpart originals of this Agreement and fully executed counterpart originals of Escrow Agent’s general provisions, which are attached hereto as Exhibit “H” (“General Provisions”). The date of such delivery shall constitute the opening of Escrow and upon such delivery, this Agreement shall constitute joint escrow instructions to Escrow Agent, which joint escrow instructions shall supersede all prior escrow instructions related to the Escrow, if any. Additionally, Sellers and Buyer hereby agree to promptly execute and deliver to Escrow Agent any additional or supplementary escrow instructions in a form reasonably acceptable to the Parties and as may be reasonably necessary or convenient to consummate the transactions contemplated by this Agreement; provided, however, that neither the General Provisions nor any such additional or supplemental escrow instructions shall amend, modify or supersede this Agreement, and in all cases this Agreement shall control, unless Sellers and Buyer shall collectively otherwise agree in writing to the contrary.

ARTICLE 4

INVESTIGATION PERIOD; VOLUNTARY TERMINATION; TITLE

Section 4.1 Investigation Period. During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on the date that is ninety (90)

Calendar Days following the Effective Date (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.

(a) Seller’s Deliveries. Within three (3) Business Days following the Effective Date of this Agreement, each Seller shall, at such Seller’s expense, deliver or cause to be delivered, to Buyer, copies of all the items listed on Schedule “1.0,” attached hereto and incorporated herein by reference, in such Seller’s possession and/or control (collectively, the “Seller’s Deliveries”). Each Seller will promptly deliver to Buyer supplements and/or updates of Seller’s Deliveries to the extent such items are received by such Seller prior to Closing. During the Investigation Period, Buyer shall have the right to conduct and complete an investigation of all matters pertaining to Seller’s Deliveries and all other matters pertaining to the Property and Buyer’s acquisition thereof, subject to the terms and limitations set forth in this Agreement. In this regard, Buyer shall have the right to contact the Tenants, governmental agencies and officials and other parties and make reasonable inquiries concerning Seller’s Deliveries and any and all other matters pertaining to the Property, subject to the terms and limitations set forth in this Agreement. Each Seller agrees to reasonably cooperate with Buyer in connection with its investigation of Seller’s Deliveries and all other matters pertaining to the Property. Except as expressly set forth in this Agreement, Sellers make no representation or warranty regarding the accuracy of the information contained in Seller’s Deliveries and Sellers shall have no obligations or liabilities with respect to any of Seller’s Deliveries. Buyer acknowledges and agrees that all Seller’s Deliveries are provided to Buyer as a convenience only and that except for the covenants, representations and warranties of Seller set forth in this Agreement, any reliance on or use of such Seller’s Deliveries by Buyer shall be at the sole risk of Buyer, except as otherwise expressly stated herein.

(b) Title Commitments; Surveys. Within five (5) Calendar Days following the Effective Date, Buyer shall order (and shall cause copies to be delivered to the applicable Seller upon receipt by Buyer) a title commitment for each of the Improved Parcels issued by Title Insurer, together with copies of all documents referred to as exceptions therein (each, a “Preliminary Title Report” and collectively, the “Preliminary Title Reports”), with respect to the issuance of the Title Policies at Closing. As part of Seller’s Deliveries pursuant to Section 4.1(a) above, Seller shall deliver to Buyer the most current existing survey of each of the Improved Parcels in each Seller’s possession and/or control (each, an “Existing Survey” and collectively, the “Existing Surveys”). Buyer may, at its option, prior to the expiration of the Investigation Period, procure updates of one or more of the Existing Surveys or a new survey of the Improved Parcels, at Buyer’s sole cost and expense (each, an “Updated Survey” and collectively, the “Updated Surveys”). Each Updated Survey shall be certified to Buyer, Title Insurer and such Seller(s) that owns the respective Improved Parcel subject to such Updated Survey. The Updated Surveys, if obtained by Buyer, shall be in form and substance sufficient to delete the standard survey exception from the Title Policies.

In the event that Buyer believes it is entitled to assert a claim under a Title Policy (“Title Policy Claim”) and the subject matter of that Title Policy Claim also constitutes a breach of any representation, warranty or covenant made by a Seller in this Agreement, Buyer agrees that it will first deliver written notice of the Title Policy Claim under the Title Policy to the Title

Insurer seeking recovery for such Title Policy Claim. In the event that Title Insurer informs Buyer that the Title Policy does not insure or cover, in whole or in part, such Title Policy Claim or in the event that any recovery from the Title Policy is inadequate to address all of Buyer’s Losses, Buyer shall be entitled to assert a claim against the respective Seller for the breach of representation, warranty or covenant with respect to such Title Policy Claim, subject to the Survival Period, the Floor and the Cap; provided, however, that Buyer shall be deemed to have asserted such claim against Seller on the date notice of the Title Policy Claim was submitted to Title Insurer for purposes hereof. The foregoing provisions in this paragraph shall survive Closing.

Fee title to the Real Property owned by each respective Seller shall be conveyed by such Seller to Buyer subject only to the following exceptions to title (collectively, the “Permitted Title Exceptions”):

(1) Non-delinquent real and personal property taxes and assessments.

(2) Any matters set forth in the applicable Preliminary Title Report and the applicable Survey that are approved or deemed approved by Buyer in accordance with the procedures and within the time periods set forth in Section 4.1(e) hereof.

(3) All New Matters, if any, approved or deemed approved by Buyer in accordance with the procedures and within the time periods set forth in Section 5.1(j) hereof.

(4) Any lien voluntarily imposed by Buyer or Buyer’s Affiliates, or caused by, for or on behalf of Buyer or Buyer’s Affiliates.

(5) Zoning and building ordinances.

(6) The rights of Tenants under the Leases.

(7) The rights of Temporary Occupants under the License Agreements.

(c) Physical Inspection. Subject to the limitations set forth in this Section 4.1(c) and notwithstanding any provision to the contrary in this Agreement, commencing on the Effective Date and continuing through the Closing or any earlier termination of this Agreement, Buyer shall have the right, at Buyer’s expense, to make inspections (including tests, surveys and other studies) of the Real Property and all matters relating thereto, including, but not limited to, soils and geologic conditions, location of property lines, utility availability and use restrictions, environmental conditions, the manner or quality of the construction of the Improvements, the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Real Property, the effect of applicable planning, zoning and subdivision statutes, ordinances, regulations, restrictions and permits, the character and amount of any fees or charges that must be paid to further develop, improve and/or occupy the Real Property and all other matters relating to the Real Property. Prior to Closing, Buyer and its agents, contractors and subcontractors shall have the right to enter upon the Real Property, at reasonable times during ordinary business hours, to make inspections and tests as Buyer deems reasonably necessary and which may be accomplished without causing any damage to the Real Property including, without limitation, the right to conduct one or more phase I environmental audits and one or more investigations with respect to the Real Property’s compliance with the requirements of Title III of the Americans with Disabilities Act of 1990. Buyer shall not materially interfere with any Tenant, occupant or invitee of the Real Property in making such inspections or tests, and shall promptly return and restore the Property to substantially its original condition prior to such inspections or tests. Buyer shall not permit any liens or encumbrances to be placed against the Real Property in connection with Buyer’s investigation and inspection of the Real Property and/or in connection with Buyer’s activities on the Real Property. Notwithstanding anything to the contrary as contained in this Agreement: (i) no inspections or entry upon the Real Property by Buyer shall be conducted without the applicable Seller’s approval as to the time and manner thereof, which approval shall not be unreasonably withheld, conditioned or delayed; (ii) at such Seller’s request, any such inspections and entry by Buyer shall be performed in the presence of a representative of such Seller; (iii) any such inspections and entry by Buyer shall be subject to any limitations under the Leases and shall be performed in a manner which does not unreasonably interfere with the use, operation, or enjoyment of the Property; (iv) Buyer shall not conduct any invasive or destructive testing, and shall not contact, interview or have discussions with the on-site employees or representatives of Tenants and Temporary Occupants, governmental agencies and officials, and/or any other parties, without in each instance obtaining prior written approval from the respective Seller and without such Seller having an opportunity to be present, provided, however, that Buyer shall have the right to contact, interview and have discussions with the corporate contacts of Tenants and Temporary Occupants without the applicable Seller’s prior approval or an opportunity to be present, so long as Buyer notifies such Seller in advance; and (v) Buyer shall cause copies of all third party reports obtained by Buyer in connection with the conduct of Buyer’s inspections, including any tests, surveys, reports and environmental studies conducted of the Property (collectively, the “Reports”), to be delivered, without representation or warranty of any kind, express or implied, to each respective Seller upon issuance thereof without cost to Sellers. In connection with any entry upon the Real Property by Buyer (except for any invasive or destructive testing) and any contact, interviews or discussions by Buyer with Tenants or Temporary Occupants, if Buyer has provided Seller with at least forty-eight (48) hours prior notice of any such entry or contacts with Tenants or Temporary Occupants, and if Seller has not otherwise elected to be present for such entry and/or contact with Tenants or Temporary Occupants, then in each such instance Buyer shall be permitted to proceed with such entry and/or contact with Tenants or Temporary Occupants without Seller present, subject to the other terms and provisions contained herein.

Buyer hereby agrees to and shall indemnify, defend and hold harmless each Seller and each Seller’s members, managers, partners, officers, directors, shareholders, employees, agents, representatives, invitees, successors and assigns (each, a “Seller Indemnitee”), from and against any and all claims, demands, and causes of action for personal injury or property damage, and all damages, judgments, liabilities, costs, fees and expenses (including reasonable attorneys’ fees) resulting therefrom, arising out of any entry onto the Real Property by Buyer, its agents, employees, representatives, affiliates, contractors and/or subcontractors (collectively, “Buyer’s Affiliates”), pursuant to this Section 4.1(c) hereof, provided, however, Buyer shall not be obligated to indemnify, defend or hold harmless any Seller or any Seller Indemnitee for any such claims, demands and/or causes of action or any such damages, judgments, liabilities, costs, fees or expenses caused by: (i) the discovery of conditions that were present before Buyer or its representatives entered onto the Real Property, or the accidental or inadvertent release of any Hazardous Materials that were in, on or under the Real Property prior to such entry; or (ii) the negligence or willful misconduct of any Seller or any Seller Indemnitee. Buyer shall carry commercial general liability insurance covering all activities conducted by Buyer and Buyer’s Affiliates on the Property. Such insurance shall have limits of not less than One Million Dollars ($1,000,000.00) for personal injury to or death of any one person, Two Million Dollars ($2,000,000.00) for personal injury to or death of any number of persons in any one accident and One Million Dollars ($1,000,000.00) for property damage, and shall name each respective Seller as an additional insured. Prior to any entry onto the Property by Buyer or its agents or representatives, and as a condition to Buyer’s right to enter onto the Property, Buyer shall provide proof of such insurance to Sellers.

Buyer agrees that it shall treat all Seller’s Deliveries and the Reports as confidential materials and shall not disclose any portion thereof except: (i) to the extent necessary in connection with its evaluation of the Property; (ii) to the extent required by law; (iii) to Buyer’s employees, agents, attorneys, consultants, brokers, affiliates, mortgage lender(s) or investors, if any, involved in the transaction contemplated by this Agreement; or (iv) with the express written consent of Sellers, which consent shall not be unreasonably withheld, conditioned or delayed. If this Agreement terminates in accordance with the terms hereof, Buyer shall promptly return to Seller or destroy all Seller’s Deliveries it received and shall not retain any copies of Seller’s Deliveries. Notwithstanding any provision in this Agreement to the contrary, neither Buyer nor Buyer’s Affiliates shall contact any governmental authority regarding Buyer’s discovery of any Hazardous Materials on, or any environmental conditions at, the Property without each respective Seller’s prior written consent thereto. In addition, if such Seller’s consent is obtained by Buyer, such Seller shall be entitled to receive at least five (5) business days prior written notice of the intended contact and to have a representative present when Buyer has any such contact with any governmental official or representative. Buyer agrees that any Seller may seek injunctive relief to prevent or limit an unauthorized disclosure of Seller’s Deliveries and the Reports and also may pursue any other remedies available under law or equity as a result of a breach of this Section. The covenants, agreements and obligations of Buyer set forth in this Section 4.1(c) shall survive the termination of this Agreement and the Closing, as applicable.

(d) Investigation of Permits and Entitlements, Leases, License Agreements, Intangible Property, Personal Property and Other Property. Prior to the Closing, subject to the terms and limitations set forth in this Agreement, Buyer shall have the right, at Buyer’s expense, to conduct and complete an investigation of all matters pertaining to the Permits and Entitlements, Leases, License Agreements, Intangible Property, Personal Property and all other items of Property and Buyer’s acquisition thereof. In this regard, subject to the terms and limitations set forth in this Agreement, at all times prior to the Closing, Buyer shall have the right to contact governmental officials and other parties and make reasonable inquiries concerning the Permits and Entitlements, Leases, License Agreements, Intangible Property, Personal Property and all other items of Property. Seller agrees to reasonably cooperate with Buyer in connection with its investigation of the Permits and Entitlements, Leases, License Agreements, Intangible Property, Personal Property and all other matters pertaining thereto, subject to the terms and limitations set forth in this Agreement.

Upon Buyer’s written request, during the period of time commencing upon the Effective Date and continuing until the termination of this Agreement or the Closing, as applicable, Seller shall make Seller’s Books and Records reasonably available to Buyer for inspection, copying and audit by Buyer’s designated accountants, at Buyer’s expense, and shall reasonably cooperate with Buyer (at no cost or expense to any Seller) to enable or assist Buyer to make any necessary or appropriate filings if, as and when such filing may be required by applicable law.

Notwithstanding anything to the contrary as contained herein, Sellers and Buyer acknowledge the Right of First Refusal, that Chase Bank may elect to acquire the Chase Parcel in accordance with the Right of First Refusal, and that the Property may be deemed to exclude the Chase Parcel to the extent such Chase Parcel is acquired by Chase Bank pursuant to the Right of First Refusal. During the Investigation Period, Seller that is subject to the Lease with the Right of First Refusal in favor of Chase Bank shall use commercially reasonable efforts, at no cost of expense to such Seller, to cause such Right of First Refusal to be waived, modified or terminated in a manner reasonably acceptable to Buyer so as to not preclude the transactions provided for herein, and such Seller shall promptly deliver to Buyer any such evidence obtained by such Seller as to the waiver, modification or termination of such Right of First Refusal. In furtherance of the foregoing, such Seller shall be entitled to: (i) obtain an acknowledgement and/or waiver by Chase Bank that provides the Right of First Refusal in favor of Chase Bank is inapplicable to this Agreement and the transactions contemplated herein or is otherwise waived by Chase Bank; or (ii) obtain a waiver by Chase Bank of the Right of First Refusal with respect to the specific leased premises subject to the Lease with Chase Bank (the “Chase Parcel”); or (iii) sell the Chase Parcel to Chase Bank in the event Chase Bank exercises the Right of First Refusal and elects to acquire the Chase Parcel in accordance with the Lease with Chase Bank and for the Purchase Price Allocation attributable to the Chase Parcel as more particularly set forth on Schedule “3.0”, in which event this Agreement shall be deemed modified to the extent required to remove such Chase Parcel from the Property subject to this Agreement, and the Purchase Price shall be reduced accordingly with respect to the Purchase Price Allocation attributable to the Chase Parcel as more particularly set forth on Schedule “3.0”, and this Agreement shall otherwise remain unmodified and in full force and effect. If Buyer, in Buyer’s sole and absolute discretion, is not reasonably satisfied as to the manner in which Right of First Refusal is addressed, then Buyer during the Investigation Period shall be entitled to provide an Objection Notice in connection therewith or to otherwise deliver Buyer’s Election to Terminate.

Without limiting the provisions of Section 4.1(e) below, in the event Buyer disapproves or finds unacceptable, in Buyer’s sole and absolute discretion, any matters reviewed by Buyer during the Investigation Period, Buyer may elect to terminate this Agreement and the Escrow pursuant to the provisions of Section 4.2 hereof.

(e) Objection Matters.

(i) Objection Notice. If Buyer is not satisfied with any of Seller’s Deliveries or its review thereof or if Buyer is not satisfied with any of its due diligence investigation of the Property or any portion thereof, Buyer may give any Seller one or more written notices (each, an “Objection Notice” and collectively, the “Objection Notices”) at any time prior to ten (10) Calendar Days before the expiration of the Investigation Period. Each

Objection Notice shall list each item of dissatisfaction or objection (each, an “Objection Matter,” and, collectively, the “Objection Matters”).

(ii) Cure Election Notice. If Buyer provides to any Seller one or more Objection Notices, such Seller shall deliver to Buyer written notice (“Cure Election Notice”) within five (5) Calendar Days before the expiration of the Investigation Period (the “Cure Election Deadline”), of such Seller’s election to cure or not cure each of the Objection Matters. Each Seller shall not be obligated to elect to cure any Objection Matters, except to the extent one or more of such Objection Matters constitutes Monetary Obligations that such Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement. The failure of any Seller to timely deliver a Cure Election Notice on or before the Cure Election Deadline (having received one or more Objection Notices from Buyer prior to ten (10) Calendar Days before the expiration of the Investigation Period) shall be deemed to be an election by such Seller to not cure all of the Objection Matters specified in the applicable Objection Notice. If any Seller timely elects or is deemed to have elected not to cure one or more of the Objection Matters, then such Seller shall not be in default under this Agreement as a result thereof (except to the extent one or more of such Objection Matters constitutes Monetary Obligations that such Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement), and then Buyer may exercise either of the following options at any time prior to the expiration of the Investigation Period: (A) continue this Agreement in effect without modification pursuant to the provisions of Section 4.3 hereof and purchase the Property in accordance with the terms and conditions of this Agreement and without any reduction in the Purchase Price, subject to those Objection Matters that such Seller has elected or is deemed to have elected not to cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such Objection Matters relate to fee title to the Real Property), except to the extent one or more of such Objection Matters constitutes Monetary Obligations that such Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 4.2(b) hereof.

(iii) Cure of Objection Matters. If any Seller timely elects to: (A) cure all of the Objection Matters applicable to such Seller pursuant to Section 4.1(e)(ii) hereof; or (B) cure some (but not all) of the Objection Matters pursuant to Section 4.1(e)(ii) hereof, provided Buyer does not terminate this Agreement and the Escrow pursuant to Section 4.1(e)(ii)(B) hereof, such Seller shall have until the date that is five (5) Business Days prior to the Closing Date (except to the extent such matters are to be cured by or through a Closing delivery or by applying the net proceeds of the Purchase Price, in which event such Seller shall have until Closing to cure such matters) (such date being referred to as, the “Cure Deadline”) to cure such Objection Matters to Buyer’s reasonable satisfaction, and such Seller shall pay all costs associated with such cure of such Objection Matters. If such Seller fails to timely cure one or more of the Objection Matters that such Seller has elected to cure by the Cure Deadline, then such Seller shall not be in default under this Agreement as a result thereof and, in such a case, Buyer may exercise either of the following options on the Closing Date (or before the Closing Date to the extent such matters were to be cured and were not cured by Seller five (5) Business Days prior to the Closing Date): (1) continue this Agreement in effect without modification pursuant to the provisions of Section 4.3 hereof and purchase the Property in accordance with the terms and conditions of this Agreement and without any reduction in the Purchase Price, subject to those Objection Matters that Seller failed to timely cure (which will be deemed to constitute

“Permitted Title Exceptions” to the extent such Objection Matters relate to fee title to the Real Property), except to the extent one or more of such Objection Matters constitutes Monetary Obligations which such Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (2) terminate this Agreement and the Escrow pursuant to the provisions of Section 4.2(c) hereof, unless one or more of such Objection Matters is the result of a breach by any Seller of one or more of the provisions of Section 5.1 hereof, in which case the provisions of Section 8.6(a) shall govern.

Section 4.2 Election to Terminate. In the event Buyer desires to terminate this Agreement and the Escrow, Buyer may elect to terminate this Agreement and the Escrow: (a) for any reason or for no reason whatsoever by giving Sellers written notice of Buyer’s election to terminate (“Buyer’s Election to Terminate”), not later than 11:59 p.m. on the date of expiration of the Investigation Period; or (b) if Buyer shall have delivered to any Seller one or more Objection Notices prior to ten (10) Calendar Days before the expiration of the Investigation Period and such Seller timely elects (pursuant to such Seller’s Cure Election Notice), or is deemed to have elected, not to cure one or more of such Objection Matters, then Buyer may terminate this Agreement by giving Sellers written notice of Buyer’s Election to Terminate not later than 11:59 p.m. on the date of expiration of the Investigation Period; or (c) if Buyer shall have given one or more Objection Notices prior to ten (10) Calendar Days before the expiration of the Investigation Period and any Seller timely elects to cure all of such Objection Matters, if such Seller fails to cure to the reasonable satisfaction of Buyer all of such Objection Matters on or before the Cure Deadline, then Buyer may elect to terminate this Agreement by giving Sellers Buyer’s Election to Terminate on the Closing Date (or before the Closing Date to the extent such matters were to be cured and were not cured by Seller five (5) Business Days prior to the Closing Date).

Upon any election (including any deemed election) by Buyer to terminate this Agreement and the Escrow pursuant to this Section 4.2, this Agreement shall automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement). Within two (2) Business Days after Buyer delivers Buyer’s Election to Terminate to Sellers pursuant to this Section 4.2 (or within two (2) Business Days after Buyer is deemed to have elected to terminate this Agreement and the Escrow pursuant to this Section 4.2, as applicable), and without the need of any further authorization or consent from Sellers, Escrow Agent shall cause the Deposit to be paid to Buyer. Sellers and Buyer shall execute such cancellation instructions as may be reasonably necessary to effectuate the cancellation of the Escrow, as may be required by Escrow Agent. Any escrow cancellation, title cancellation or other cancellation costs in connection therewith shall be borne by Buyer.

Section 4.3 Election Not to Terminate. In the event Buyer desires not to terminate this Agreement and the Escrow, Buyer shall deliver written notice to Sellers of Buyer’s election not to terminate this Agreement (“Buyer’s Election Not to Terminate”) on or before 11:59 p.m. on the date of expiration of the Investigation Period. Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof shall be subject to any Seller’s obligation to cure those Objection Matters that such Seller has elected to cure, if any, pursuant to Section 4.1(e) hereof and shall also be subject to the timely performance and satisfaction by each Seller of all of the covenants, agreements and obligations of each Seller pursuant to this Agreement (subject to Buyer’s performance hereunder and Buyer not otherwise being in default under this Agreement). If any Seller fails to timely cure an Objection Matter that such Seller has elected to cure (or is deemed to have elected to cure) on or before the Cure Deadline, then Seller shall not be in default under this Agreement as a result thereof and the provisions of Section 4.1(e)(iii) hereof shall apply.

In the event Buyer fails to timely deliver to Sellers Buyer’s Election Not to Terminate on or before 11:59 p.m. on the date of expiration of the Investigation Period in accordance with the provisions of this Section 4.3, such failure shall be deemed to constitute Buyer’s Election to Terminate this Agreement in accordance with the terms and conditions of Section 4.2 hereof.

Section 4.4 Return of Seller’s Deliveries. Upon any termination of this Agreement and the Escrow, following Buyer’s receipt of the Deposit from Escrow Agent, Buyer shall cause to be delivered to Seller all items representing Seller’s Deliveries which were previously delivered by Seller to Buyer pursuant to this Agreement.

ARTICLE 5

PRE-CLOSING OBLIGATIONS OF SELLERS

Section 5.1 Seller’s Pre-Closing Obligations. Each Seller, on its own behalf and solely with respect to that component of the Property owned by it and not on behalf of any other Seller or with respect to any component of the Property not owned by it, hereby covenants and agrees as follows:

(a) Operations. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall operate and manage the Real Property substantially in accordance with its customary practices.

(b) Maintenance. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall maintain the Real Property in substantially its present condition, subject to normal wear and tear.

(c) Leases. During the time period commencing upon the Effective Date and terminating upon the Closing or the earlier termination of this Agreement, subject to the provisions of Section 8.3 hereof, Seller shall administer and timely perform in all material respects all of its obligations under the Leases and shall not commit any knowing and intentional default under the Leases; provided, however, that Seller shall not be deemed to be in default under this Section 5.1(c) for any default by Landlord identified in an Estoppel Certificate delivered to Buyer by Seller pursuant to Section 5.1(h) hereof, the approval or disapproval of which shall be governed by the provisions of Section 5.1(h)(ii) below. Furthermore, during the time period commencing upon the Effective Date and terminating upon the date that is five (5) Business Days prior to the expiration of the Investigation Period, Seller shall have the right to renew, extend, amend or modify any of the Leases or License Agreements or enter into any new lease or license agreement (each renewal, extension, amendment, modification of a Lease or License Agreement or new lease or license agreement being collectively defined herein as a “Proposed New Lease”), in the ordinary course of business of Seller and without the consent of Buyer; provided, however, that Seller agrees to keep Buyer reasonably informed of all leasing activities at the Property including, without limitation, providing Buyer with a copy of all final executed letters of intent and final executed lease agreements with respect to each Proposed New Lease. Without limiting the foregoing, in the event Seller enters into a Proposed New Lease on or before the date that is five (5) Business Days prior to the expiration of the Investigation Period, Seller shall provide Buyer with a copy of such Proposed New Lease within three (3) Business Days after entering into such Proposed New Lease, but in no event later than five (5) Business Days prior to the expiration of the Investigation Period, and Buyer shall have until the expiration of the Investigation Period to review and approve or disapprove any such Proposed New Lease as if the same had been provided to Buyer pursuant to Section 4.1(a) hereof. In connection with the foregoing, in the event Buyer delivers Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof, Buyer shall be deemed to have approved such Proposed New Lease provided by Seller to Buyer pursuant to this Section 5.1(c). During the time period commencing upon the date that is five (5) Business Days prior to the expiration of the Investigation Period and terminating on the Closing or the earlier termination of this Agreement, as applicable, Seller shall not enter into any Proposed New Lease without the prior written consent of Buyer in each instance, which consent shall be given or withheld in Buyer’s sole discretion. In the event Seller desires to enter into a Proposed New Lease after the date that is five (5) Business Days prior to the expiration of the Investigation Period, Seller shall deliver to Buyer a final unexecuted copy of the Proposed New Lease for Buyer’s review in accordance with the provisions of this Section 5.1(c). Buyer shall have a period of five (5) Business Days following the receipt of such Proposed New Lease for Buyer to review and approve or disapprove of the same. Prior to the expiration of such five (5) Business Day period, Buyer shall deliver written notice to Seller advising Seller of Buyer’s approval or disapproval of such Proposed New Lease. In the event Buyer fails to timely deliver to Seller such written notice of approval or disapproval within such five (5) Business Day period, then Buyer shall be deemed to have disapproved such Proposed New Lease. All Proposed New Leases which are entered into and executed by Seller (and approved by Buyer pursuant to the provisions of this Section 5.1(c) as and if required) and which do not constitute a License Agreement, shall be deemed to constitute separately a “New Lease” and collectively, the “New Leases” for purposes of this Agreement. All references in this Agreement to the “Leases” shall mean and include any New Leases entered into by Seller (and approved by Buyer as and if required) pursuant to and in accordance with this Section 5.1(c) hereof. All Proposed New Leases which are entered into and executed by Seller (and approved by Buyer pursuant to the provisions of this Section 5.1(c) as and if required) and which do constitute a License Agreement, shall be deemed to constitute separately a “New License Agreement” and collectively, the “New License Agreements” for purposes of this Agreement.

(d) Notices/Violations. During the time period commencing upon the Effective Date of this Agreement and terminating on the Closing or the earlier termination of this Agreement, Seller shall promptly deliver to Buyer any and all material written notices and/or other material written communications delivered by or on behalf of Seller to, or received by or on behalf of Seller from, the following: (i) any Tenant (to the extent relating to any claimed or purported default or potential default under a Lease, any casualty or material damage, any assignment or sublease, any termination or potential termination of such Lease, any bankruptcy or potential bankruptcy filing by such Tenant, any ceasing or potential ceasing of operations by such Tenant or any other written notice required to be delivered under the terms of the Lease); (ii) Temporary Occupant (to the extent relating to any claimed or purported default under a

License Agreement); and/or (iii) any governmental authority. During the time period commencing upon the Effective Date of this Agreement and terminating on the Closing or the earlier termination of this Agreement, Seller shall deliver to Buyer prompt notice of: (i) the occurrence of any inspections of the Property by any governmental authority; (ii) any written notices received by or on behalf of Seller or delivered by or on behalf of Seller with respect to any actual or alleged default by any party to any License Agreement; (iii) any written notices received by or on behalf of Seller or delivered by or on behalf of Seller with respect to any actual or alleged default by any party to any Lease; (iv) any written notices received by or on behalf of Seller or delivered by or on behalf of Seller with respect to any threatened or pending litigation or similar proceeding relating to the Property; and (v) any written notices received by or on behalf of Seller of violations of laws, ordinances, orders, directives, regulations or requirements issued by, filed by or served by any governmental agency against or affecting Seller or any part or aspect of the Property.

(e) Third Party Monetary Liens. With respect to any liens, liabilities and encumbrances placed, or caused to be placed, of record against the Improved Parcels by, for or on behalf of any party other than any Seller and evidencing a monetary obligation which can be removed by the payment of money, including, without limitation, deeds of trust, mortgages, mechanic’s liens, attachment liens, execution liens, tax liens and judgment liens (collectively, “Third Party Monetary Liens”), Sellers agree to use commercially reasonable efforts, at no cost or expense to Sellers, to cause such Third Party Monetary Liens to be removed from or insured over in the Title Policies or to otherwise be addressed in a manner reasonably satisfactory to Buyer, which Third Party Monetary Liens, if any, shall be addressed (if at all) as, when and if raised by Buyer as an Objection Matter in accordance with Section 4.1(e). Notwithstanding the foregoing, under no circumstances shall any Seller be obligated to pay, satisfy, and/or discharge any such Third Party Monetary Liens.

(f) Monetary Obligations. Seller shall pay and satisfy in full any and all Monetary Obligations applicable to the Improved Parcel owned by such Seller on or before the Closing Date.

(g) New Liens, Liabilities or Encumbrances. During the time period commencing upon the Effective Date of this Agreement and terminating on the Closing or the earlier termination of this Agreement, Seller shall not cause or grant any new liens, encumbrances or exceptions to title to the Improved Parcels without the prior written consent of Buyer in each instance, which consent may be granted or denied in the sole and absolute discretion of Buyer following the expiration of the Investigation Period and which consent shall be granted in Buyer’s reasonable discretion (such consent not to be unreasonably withheld conditioned, or delayed) prior to the expiration of the Investigation Period. Notwithstanding the foregoing or anything to the contrary as contained in this Agreement, Seller shall be permitted to file or have filed: (i) a memorandum of lease or other short form recording with respect to any New Leases entered into following the Effective Date as otherwise provided for in this Agreement, and any such memorandum of lease or other short form recording with respect to any New Lease shall be deemed a Permitted Title Exception hereunder; and (ii) those matters set forth on Schedule “4.0,” attached hereto and incorporated herein by reference, to the extent recorded at least thirty (30) Calendar Days prior to the expiration of the Investigation Period in order to provide Buyer with sufficient time to review and approve or disapprove of such matters during the Investigation Period, and all such matters shall be deemed a Permitted Title Exception hereunder, unless and to the extent Buyer objects to such matters during the Investigation Period pursuant to the provisions of Section 4.1(e) hereof.

(h) Tenant Estoppel Certificates. On or before the Estoppel Delivery Deadline, Seller shall use commercially reasonable efforts to deliver to Buyer a fully completed and executed estoppel certificate from each of the Tenants (each, a “Tenant Estoppel Certificate”), each of which shall be dated effective no earlier than the expiration of the Investigation Period. Each Tenant Estoppel Certificate shall be duly executed by the applicable Tenant thereof. Each Tenant Estoppel Certificate shall contain substantially the same terms and be in substantially the same form and substance as the form of certificate attached hereto as Exhibit “I,” and incorporated by reference herein; provided, however, that if any Tenant is required or permitted under the terms of its Lease to provide less information or to otherwise make different statements in a certification of such nature than are set forth on Exhibit “I”, then Buyer shall accept any modifications made to such form of estoppel certificate to the extent that such changes are consistent with the minimum requirements set forth in such Tenant’s Lease.

In the event Seller is able to obtain Tenant Estoppel Certificates from: (I) all of the Major Tenants, and (II) Shop Tenants representing the Minimum Tenant Square Footage Requirement; on or before the Estoppel Delivery Deadline, but Seller is not able to obtain Tenant Estoppel Certificates from all of the Shop Tenants on or before the Estoppel Delivery Deadline, then Seller may, but shall not be obligated to, deliver to Buyer, prior to the Estoppel Delivery Deadline, a landlord estoppel certificate in the form of Exhibit “J,” attached hereto and incorporated herein by reference (each, a “Landlord Estoppel Certificate”), with respect to each Lease with a Shop Tenant for which a Tenant Estoppel Certificate has not been obtained in lieu of the Tenant Estoppel Certificate for such Lease. Any Landlord Estoppel Certificate delivered to Buyer shall be dated within thirty (30) Calendar Days of the Closing Date (as may be extended as provided for herein). The statements made by a Seller in any Landlord Estoppel Certificate shall be deemed to be representations and warranties of such Seller contained in this Agreement to the same extent, and with the same effect, as if such representations and warranties were set forth in Article 9 of this Agreement, provided such statements as representations and warranties shall not be subject to the Survival Period, the Floor or the Cap. Notwithstanding anything contained herein to the contrary, in the event Seller delivers a Landlord Estoppel Certificate to Buyer and at any time thereafter (whether before or after Closing) Seller or Buyer obtains a Tenant Estoppel Certificate that is reasonably acceptable to Buyer in accordance with the provisions of Section 5.1(h)(ii) below which corresponds to a delivered Landlord Estoppel Certificate (a “Corresponding Tenant Estoppel”), then such Corresponding Tenant Estoppel shall be substituted for the corresponding Landlord Estoppel Certificate and, upon Buyer’s receipt and approval of such Corresponding Tenant Estoppel, the corresponding Landlord Estoppel Certificate shall automatically become null and void and be of no further force or effect and Seller shall have no liability therefor.

If Seller has not timely delivered a Tenant Estoppel Certificate from all of the Major Tenants on or before the Estoppel Delivery Deadline and/or if Seller has not timely delivered a Tenant Estoppel Certificate from those Shop Tenants representing the Minimum Tenant Square Footage Requirement on or before the Estoppel Delivery Deadline, then Seller shall not be deemed to be in default of this Agreement as a result thereof and Buyer shall have the right to terminate this Agreement pursuant to the provisions of Section 8.5(a) hereof. Furthermore, if Seller has timely delivered a Tenant Estoppel Certificate from all of the Major Tenants and from those Shop Tenants representing the Minimum Tenant Square Footage Requirement on or before the Estoppel Delivery Deadline, but has not provided a Tenant Estoppel Certificate nor provided a Landlord Estoppel Certificate to Buyer with respect to any remaining Shop Tenant’s Lease on or before the Estoppel Delivery Deadline, then Seller shall not be deemed to be in default of this Agreement as a result thereof and Buyer shall have the right to terminate this Agreement pursuant to the provisions of Section 8.5(a) hereof.

Notwithstanding anything in this Agreement to the contrary, if Seller has not timely delivered a Tenant Estoppel Certificate from all of the Major Tenants on or before the Estoppel Delivery Deadline, and/or if Seller has not timely delivered a Tenant Estoppel Certificate from those Shop Tenants representing the Minimum Tenant Square Footage Requirement on or before the Estoppel Delivery Deadline, and/or if Seller has not provided a Tenant Estoppel Certificate nor provided a Landlord Estoppel Certificate to Buyer with respect to any remaining Shop Tenant’s Lease on or before the Estoppel Delivery Deadline, in such event Seller shall have the right, upon written notice to Buyer, to extend the Closing Date by up to ninety (90) Calendar Days in order to allow Seller additional time to obtain and/or deliver all such Tenant Estoppel Certificates and/or Landlord Estoppel Certificates, and/or to attempt to cure any timely and valid Estoppel Objection Matters set forth in any Estoppel Objection Notice; provided, however, that: (1) in the event that Seller is still unable to satisfy the requirements of this Section 5.1(h) on or before the Closing Date as extended hereunder, Buyer shall have the right to terminate this Agreement pursuant to Section 8.5(a) hereof; and (2) in the event that the Closing Date does not occur within thirty (30) Calendar Days of the originally scheduled Closing Date, with respect to any Tenant Estoppel Certificate delivered to Buyer prior to the originally scheduled Closing Date, Seller shall use commercially reasonable efforts to obtain and deliver to Buyer prior to the extended Closing Date either: (y) an updated Tenant Estoppel Certificate; or (z) a letter executed by the applicable Tenant confirming that the statements in the prior Tenant Estoppel Certificate delivered to Buyer are still true, correct and complete as of the date of such letter; provided, however, under no circumstances shall delivery of any such updated Tenant Estoppel Certificate or letter executed by any applicable Tenant confirming that the statements in the prior Tenant Estoppel Certificate be deemed a condition or contingency to Closing hereunder or otherwise give rise to any termination right in favor of Buyer under this Agreement. In the case of any extension requested by Seller or Buyer as provided herein, all references in this Agreement to the “Closing Date” shall mean the Closing Date, as the same may be extended as provided for herein.

(i) Approval or Disapproval of Proposed Estoppel Certificates. At any time following the Effective Date and at least twenty (20) Business Days prior to the expiration of the Investigation Period, Sellers shall submit to Buyer copies of the Estoppel Certificates each Seller proposes to send to the Tenants (each, a “Proposed Estoppel” and collectively, the “Proposed Estoppels”). No later than ten (10) Business Days prior to the expiration of the Investigation Period, Buyer shall notify Sellers in writing as to any objection(s) Buyer has as to the form or content of the Proposed Estoppels. If Buyer fails to timely deliver to Sellers written notice of Buyer’s objection(s) to the Proposed Estoppels, then Buyer shall be deemed to have approved the Proposed Estoppels. If Buyer timely delivers to Sellers written notice of Buyer’s objection(s) to the Proposed Estoppels, then Sellers shall modify or correct the

Proposed Estoppels in response to Buyer’s objections, provided, however, Sellers shall have no duty or obligation to modify a Proposed Estoppel that conforms to the requirements of Section 5.1(h) above. Provided that the form of the Tenant Estoppel Certificates is established pursuant to the procedures set forth in this Section 5.1(h)(i), within five (5) Business Days following Buyer’s delivery of Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof, Sellers shall submit to the Tenants the Tenants Estoppel Certificates conforming to the Proposed Estoppels, as modified pursuant to this Section 5.1(h)(i), approved or deemed approved by Buyer pursuant to this Section 5.1(h)(i).

(ii) Approval or Disapproval of Estoppel Certificates. Each Seller shall forward to Buyer the fully executed Tenant Estoppel Certificates promptly upon receipt by such Seller (to the extent such Tenant Estoppel Certificates are deemed final by Seller), and each Seller shall also forward to Buyer the fully completed and executed Landlord Estoppel Certificates for any remaining Shop Tenants that such Seller elects to deliver, in each case in no event later than the Estoppel Delivery Deadline. Buyer shall have the right to approve or disapprove each of the Estoppel Certificates; provided, however, Buyer shall have no right to disapprove of any Estoppel Certificate unless: (a) the Tenant or Seller (as applicable for any Landlord Estoppel Certificates) discloses therein any material default, material dispute, and/or material and adverse discrepancy in the terms of such Tenant’s Lease, all as reasonably determined by Buyer, and such matter was not previously disclosed to Buyer: (1) in writing prior to the date that is five (5) Business Days prior to the expiration of the Investigation Period; (2) [reserved]; or (3) in any written notice delivered by Seller to Buyer pursuant to Section 9.18 relating to any modification to Seller’s representations and warranties; or (b) any of the information provided in such Estoppel Certificate is materially and adversely inconsistent with the Rent Roll, as reasonably determined by Buyer, and such inconsistency was not previously disclosed to Buyer: (1) in writing prior to the date that is five (5) Business Days prior to the expiration of the Investigation Period; (2) [reserved]; or (3) in any written notice delivered by Seller to Buyer pursuant to Section 9.18 relating to any modification to Seller’s representations and warranties. Subject to the foregoing, if Buyer disapproves of any Estoppel Certificate, then Buyer may deliver to the applicable Seller written notice of Buyer’s disapproval of such Estoppel Certificate (“Estoppel Objection Notice”) by the later to occur of: (i) the fifth (5th) Business Day prior to the Closing Date; or (ii) the fifth (5th) Business Day following Buyer’s receipt of such Estoppel Certificate of which Buyer disapproves; or (iii) the Closing Date (but only to the extent such Estoppel Certificate was delivered to Buyer within five (5) Business Days prior to the Closing Date) (the “Estoppel Objection Deadline”); provided, however, that with respect to any Estoppel Certificate received by Buyer within the five (5) Business Day period prior to the Closing Date, Buyer shall have the right, by written notice to Seller, to extend the Closing Date for up to five (5) Business Days in order to allow Buyer additional time to review such Estoppel Certificate. The Estoppel Objection Notice shall describe in reasonable detail each item of dissatisfaction or objection in particular (each, an “Estoppel Objection Matter” and collectively, the “Estoppel Objection Matters”). Unless any Seller receives an Estoppel Objection Notice by the Estoppel Objection Deadline, Buyer shall be deemed to have approved of each such Estoppel Certificate. If any Seller receives an Estoppel Objection Notice by the Estoppel Objection Deadline, then such Seller may, but shall not be obligated to, agree to cure some or all of the Estoppel Objection Matters described in such Estoppel Objection Notice by delivering written notice (“Estoppel Cure Notice”) to Buyer of such Seller’s election to cure some or all of the Estoppel Obligation Matters within three (3) Business Days following the applicable Seller’s receipt of Buyer’s Estoppel Objection Notice, but in all events no later than the Closing Date (as may be extended as provided for herein). If the applicable Seller fails to deliver Seller’s Estoppel Cure Notice to Buyer within such time period, such Seller shall be deemed to have elected to not cure all such Estoppel Objection Matters. If the applicable Seller timely elects (or is deemed to have timely elected) to cure one or more of the Estoppel Objection Matters, then such Seller shall have until the last Business Day immediately preceding the Closing Date (as may be extended as provided for herein) (“Estoppel Cure Deadline”), to cure such Estoppel Objection Matters that Seller has committed to cure or to deliver to Buyer a post-closing agreement, duly executed by the applicable Seller and in form and substance reasonably acceptable to Buyer, whereby such Seller covenants and agrees to diligently prosecute and cure such Estoppel Objection Matters following the Closing in accordance with the terms and provisions set forth therein (the “Estoppel Cure Agreement”), and in either case, the applicable Seller shall pay all costs associated with such cure.

(iii) Estoppel Remedies. If any Seller either: (a) elects not to cure one or more of the Estoppel Objection Matters; or (b) fails to cure an Estoppel Objection Matter that Seller has elected to cure or to deliver an Estoppel Cure Agreement with respect to such Estoppel Objection Matter on or before the Estoppel Cure Deadline, then Seller shall not be in default under this Agreement as a result thereof and, in such a case, Buyer may exercise one of the following options: (1) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement and without any reduction in the Purchase Price, subject to such Estoppel Objection Matters; or (2) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless one or more of such Estoppel Objection Matters is the result of a breach by Seller of one or more of the provisions of Section 5.1 hereof, in which case the provisions of Section 8.6(a) shall govern.

(i) [RESERVED].

(j) New Matters.

(i) New Matters Notice. In the event that prior to the Closing, (A) Buyer receives any update to the Preliminary Title Reports which update discloses or reveals any new title exceptions, which new title exceptions were not otherwise set forth or referred to in the Preliminary Title Reports or the Surveys, and which are not the result of an act or omission of Buyer, or its agents or representatives; (B) [reserved]; or (C) [reserved] (each, a “New Matter” and collectively, the “New Matters”), then within three (3) Business Days following Buyer’s receipt of such update Buyer shall deliver written notice to Sellers disclosing the existence of such New Matters (the “New Matters Notice”), together with copies of all documents, agreements, items or instruments relating thereto.

(ii) New Matters Objection Notice. If Buyer is not satisfied for any reason with one or more of the New Matters disclosed in the New Matters Notice, Buyer may give Seller written notice (the “New Matters Objection Notice”) within five (5) Business Days (but in no event later than the Closing Date) after the date of such New Matters Notice. In the event Buyer fails to timely deliver to Seller a New Matters Notice or a New Matters Objection Notice, such New Matters shall be deemed approved by Buyer (and if such New Matters affect title to the Real Property, such New Matters shall be deemed to constitute a “Permitted Title

Exception” to the extent such New Matters relate to fee title to the Real Property, except to the extent such New Matters are a Monetary Obligation that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement). Each New Matters Objection Notice shall list each item of dissatisfaction or objection with respect to such New Matters (each, a “New Matters Objection” and collectively, the “New Matters Objections”).

(iii) New Matters Cure Election Notice. If Buyer provides to Seller one or more New Matters Objection Notices, Seller shall deliver to Buyer written notice (“New Matters Cure Election Notice”) within two (2) Business Days after Seller’s receipt of the applicable New Matters Objection Notice (but in all events no later than the Closing Date) (“New Matters Cure Election Deadline”). Seller shall not be obligated to elect to cure any New Matters Objections, except to the extent one or more of such New Matters Objections constitutes Monetary Obligations that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement. The failure of Seller to timely deliver a New Matters Cure Election Notice on or before the New Matters Cure Election Deadline (having received one or more New Matters Objection Notices from Buyer), shall be deemed to be an election by Seller to not cure all of the New Matters Objections specified in the applicable New Matters Objection Notice. In the event Seller timely elects (or is deemed to have elected) not to cure one or more of the New Matters Objections, then Seller shall not be in default under this Agreement as a result thereof (except to the extent one or more of such New Matters Objections constitutes Monetary Obligations that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement), then Buyer may exercise either of the following options within five (5) Business Days after the New Matters Cure Election Deadline (but in all events no later than the Closing Date): (A) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement and without any reduction in the Purchase Price, subject to those New Matters Objections that Seller has elected not to cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such New Matters Objections relate to fee title to the Real Property), except to the extent one or more of such New Matters Objections constitutes Monetary Obligations that Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless one or more of such New Matters Objections is the result of a breach by Seller of one or more of the provisions of this Section 5.1, in which case the provisions of Section 8.6(a) hereof shall govern.

(iv) Cure of New Matters Objections. If Seller timely elects to: (A) cure all of the New Matters Objections pursuant to Section 5.1(j)(iii) hereof; or (B) cure some (but not all) of the New Matters Objections pursuant to Section 5.1(j)(iii), provided Buyer does not terminate this Agreement and the Escrow pursuant to Section 5.1(j)(iii)(B) hereof, Seller shall have until the last Business Day immediately preceding the Closing Date to cure such New Matters Objections to Buyer’s reasonable satisfaction, and Seller shall pay all costs associated with the cure of such New Matters Objections, provided, however, if one or more of such New Matters Objections cannot reasonably be cured on or before the last Business Day immediately preceding the Closing Date, then Seller shall have the right to extend the Closing Date for ten (10) Business Days in order to effectuate such cure. In such a case, all references in this Agreement to the “Closing Date” shall mean the Closing Date, as the same may be extended pursuant to this Section 5.1(j). If Seller fails to timely cure one or more of the New Matters Objections that Seller has elected to cure, then Seller shall not be in default under this Agreement as a result thereof and, in such a case, Buyer may exercise either of the following options on or before the Closing Date: (A) continue this Agreement in effect without modification and purchase and acquire the Property in accordance with the terms and conditions of this Agreement and without any reduction in the Purchase Price, subject to those New Matters Objections that Seller failed to timely cure (which will be deemed to constitute “Permitted Title Exceptions” to the extent such New Matters Objections relate to fee title to the Real Property), except to the extent one or more of such New Matters Objections constitutes Monetary Obligations which Seller is obligated to remove pursuant to Section 5.1(f) of this Agreement; or (B) terminate this Agreement and the Escrow pursuant to the provisions of Section 8.5(a) hereof, unless one or more of such New Matters Objections is the result of the breach by Seller of one or more of the provisions of this Section 5.1, in which case the provisions of Section 8.6(a) shall govern.

Notwithstanding any provision in this Agreement to the contrary, in no event shall the term “Permitted Title Exceptions” include any Monetary Obligations, and Seller hereby agrees to and shall remove all Monetary Obligations on or before the Closing.

Section 5.2 SEC Requirements. For a period of two (2) years following the Closing Date and upon Buyer’s prior written request of at least ten (10) business days, each Seller agrees, at no cost, liability or expense to such Seller, to make available to Buyer and Buyer’s auditor, for the last complete fiscal year immediately preceding the Closing Date and the stub period through the Closing Date, such of Seller’s Books and Records, including, without limitation, trial balances, general ledger, historical tenant leases, invoices, bank statements, images of cleared checks received from Tenants and made payable by Seller to vendors and supporting documentation, and such other financial books and records as may be reasonably required to allow Buyer’s auditor to prepare a property-level Statement of Revenues and Certain Expenses (“Rule 3-14 Financials”) as required by Rule 3-14 of Securities and Exchange Commission Regulation S-X, to support an audit opinion by an independent accounting firm with respect to the Rule 3-14 Financials, and otherwise sufficient so as to permit Buyer to comply with Buyer’s Securities and Exchange Commission (“SEC”) reporting requirements; provided, however, that no Seller shall be required to incur any third party costs or expenses in connection therewith nor shall any Seller be required to make any representations or warranties with respect to such information beyond a customary audit letter in form and substance reasonably satisfactory to Seller and reasonably requested by an independent accounting firm engaged by Buyer to deliver its auditors report with respect to the Rule 3-14 Financials, and any such audit letter from Seller shall only be applicable to time periods when such Seller owned the Property; and provided further, however, that the ongoing obligations of each Seller shall be limited to providing such information or documentation as may be in the actual possession or control of such Seller, at no unreimbursed cost to Seller, and in the format that Seller has from time to time maintained such information with no obligation to compile such information except other than in the form it then exists, and any such information provided by any Seller shall be subject to the confidentiality requirements and provisions of this Agreement. Seller has not and does not warrant the accuracy of its accounting records and Buyer shall not be entitled to rely upon the same as being true, correct, complete or accurate.

(a) Seller Entity Requirements. For the time period following the Closing and continuing until December 31, 2016, each Seller: (i) shall not dissolve or liquidate; (ii) shall remain an active entity in good standing in the State of its formation; and (iii) shall remain funded with a minimum of two percent (2%) of the Purchase Price allocated to the Improved Parcel owned by such Seller as provided for in the Purchase Price Allocation. Notwithstanding the foregoing or anything to the contrary as contained herein, it shall not be deemed a default or breach hereunder should any Seller fail to remain funded at the amount provided for herein, and each Seller shall be entitled to elect following Closing to remain funded below such required amount; provided, however, that at such time as any Seller is not in compliance with the requirements of this Section 5.2(a), including the requirement to remain funded with a minimum of two percent (2%) of the Purchase Price allocated to the Improved Parcel owned by such Seller, DDR’s obligations under Section 16.17(c) hereof and subsection (a)(iii) of the Joiner’s Separate Undertaking shall immediately apply and take effect with respect to such Seller’s obligations under this Agreement.

(b) Survival. The covenants and agreements set forth in this Section 5.2 hereof shall survive the Closing until December 31, 2016.

ARTICLE 6

SELLER’S DELIVERIES

Section 6.1 Seller’s Deliveries to Escrow Agent at Closing. On or before the Closing Date, each Seller (as applicable with respect to the Improved Parcel owned by such Seller) shall deliver to Escrow Agent the items described in this Article 6.

(a) Seller’s Deed. One (1) original of Seller’s Deed, duly executed and acknowledged by Seller.

(b) Bill of Sale. One (1) original of the Bill of Sale, duly executed by Seller.

(c) Certificate of Non-Foreign Status. One (1) original of the Certificate of Non-Foreign Status, duly executed and acknowledged by Seller.

(d) Assignment and Assumption of Leases, License Agreements and Security Deposits. Two (2) counterpart originals of the Assignment and Assumption of Leases, License Agreements, duly executed by Seller.

(e) Assignment of Permits, Entitlements and Intangible Property. Two (2) counterpart originals of Assignment of Permits, Entitlements and Intangible Property, duly executed by Seller.

(f) REA Notice. A copy of a letter from Seller to each party to any reciprocal easement and/or other easement or restrictive agreement which affects the Real Property, in form and substance reasonably acceptable to Seller and stating that the Real Property has been sold and that all notices under the such agreement relating to the Real Property should now be addressed to Buyer, but only to the extent any such agreements require such notice and only to the extent Buyer provides written notice to Seller as to such requirement prior to the end of the Investigation Period.

(g) Seller’s Charges. Such funds as may be required to: (a) discharge all Monetary Obligations (unless otherwise released from record title); and (b) pay any amounts required to be paid by Seller in accordance with the provisions of Article 11 hereof; in the form of Cash and only to the extent the Purchase Price and other funds deposited by Buyer with Escrow Agent are insufficient to fully cover such amounts payable by Seller (otherwise such amounts payable by Seller are to be offset against the Purchase Price and other funds deposited by Buyer with Escrow Agent).

(h) Seller’s Affidavit; Certificates and Evidence of Authority. (a) Seller’s Affidavit; and (b) to the extent reasonably required by the Title Insurer, evidence that Seller and those acting for Seller have full authority to consummate the transaction contemplated by this Agreement, as modified through the Closing including, without limitation, certified copies of the corporate, limited liability company, partnership or other resolutions authorizing the transaction contemplated by this Agreement.

(i) Seller’s Closing Statement. Seller’s closing or settlement statement, duly executed by Seller.

(j) [RESERVED].

(k) Seller’s Certificate. A certificate to be executed and delivered by Seller that such Seller’s representations and warranties as set forth in Article 9 of this Agreement, as the same may be modified pursuant to the provisions of Article 9, are true and correct in all material respects as of Closing. The foregoing certificate shall include as an attachment thereto an updated, current Rent Roll.

(l) Additional Documents. Such additional documents, instructions or other items as may be reasonably necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby, provided that such additional documents, instructions or other items shall not cause any additional liability, cost or obligation to Seller, except as otherwise provided for in this Agreement.

(m) Tenant Notice Letters. Counterpart originals of a Tenant Notice Letter for each of the Tenants, executed by Seller, which Tenant Notice Letters shall be sent out by the Escrow Agent to the Tenants immediately following Closing.

Section 6.2 Seller’s Post-Closing Deliveries to Buyer. Within three (3) Business Days following Closing, each Seller (as applicable with respect to the Improved Parcel owned by such Seller) shall deliver to Buyer the items described in this Section 6.2.

(a) Leases, Permits and Entitlements and Intangible Property. Originals, or if the originals are not available, copies of all of the Leases, Permits and Entitlements and Intangible Property in Seller’s possession or control.

(b) [RESERVED].

(c) [RESERVED].

(d) Keys. All keys and security cards, if any, relating to the Real Property, and such additional documents, instructions or other items as may be necessary to operate any security systems on the Real Property.

(e) Roof Warranty. An original (or copy if an original is not in Seller’s possession) of the roof warranty or roof warranties relating to the applicable Shopping Center, if any, in Buyer’s name (but only to the extent transferable and/or assignable within such time period following Closing and subject to Buyer paying all costs relating to such transfer and/or assignment).

Section 6.3 Post-Closing Access. Seller shall have access to the respective Improved Parcel owned by such Seller for a period of three (3) business days following the Closing Date for the purpose of removing Seller proprietary property and otherwise removing items at the Property identifying Seller.

Section 6.4 Survival. The provisions of this Article 6 shall survive the Closing.

ARTICLE 7

BUYER’S DELIVERIES

On or before the Closing Date, Buyer shall deliver to Escrow Agent the items described in this Article 7.

Section 7.1 Closing Deposit. The Closing Deposit for the Property pursuant to Section 2.2(d) hereof.

Section 7.2 Assignment and Assumption of Leases, License Agreements and Security Deposits. Two (2) counterpart originals of each Assignment and Assumption of Leases, License Agreements and Security Deposits, duly executed by Buyer.

Section 7.3 Assignment of Permits, Entitlements and Intangible Property. Two (2) counterpart originals of each Assignment of Permits, Entitlements and Intangible Property, duly executed by Buyer.

Section 7.4 Buyer’s Charges. In addition to the Purchase Price and other funds deposited by Buyer with Escrow Agent, funds sufficient to pay all amounts required to be paid by Buyer in accordance with the provisions of Article 11 hereof, in the form of Cash.

Section 7.5 Evidence of Authority. To the extent required by the Title Insurer, evidence that Buyer and those acting for Buyer have full authority to consummate the transaction contemplated by this Agreement, as modified through the Closing including, without limitation, certified copies of the corporate, limited liability company, partnership or other resolutions authorizing the transactions contemplated by this Agreement.

Section 7.6 Buyer’s Closing Statement. Buyer’s closing or settlement statement, duly executed by Buyer.

Section 7.7 Tenant Notice Letters. Counterpart originals of a Tenant Notice Letter for each of the Tenants, executed by Buyer, which Tenant Notice Letters shall be sent out by the Escrow Agent to the Tenants immediately following Closing.

Section 7.8 Additional Documents. Such additional documents, instructions or other items as may be reasonably necessary or appropriate to comply with the provisions of this Agreement and to effect the transactions contemplated hereby, provided that such additional documents, instructions or other items shall not cause any additional liability, cost or obligation to Buyer, except as otherwise provided for in this Agreement.

Section 7.9 Survival. The provisions of this Article 7 shall survive the Closing.

ARTICLE 8

CONDITIONS TO CLOSING;

CLOSING;AND TERMINATION UPON DEFAULT

Section 8.1 Conditions to Obligations of Buyer. The Closing of the transaction contemplated pursuant to this Agreement and Buyer’s obligation to purchase the Property are subject to satisfaction, on or prior to the Closing Date, of all of the conditions set forth below, the determination of the satisfaction of which shall be made by Buyer, in its sole but reasonable discretion. Sellers hereby acknowledges and agrees that each of the conditions set forth in this Section 8.1 are for the benefit of Buyer and may only be waived by Buyer in its sole but reasonable discretion.

(a) Title Commitments. With respect to each Improved Parcel, Title Insurer is irrevocably committed to issue an American Land Title Association Owner’s Policy of Title Insurance with Extended Coverage (ALTA Form 2006), or its state equivalent, together with such endorsements as may be requested by Buyer in writing to Sellers and the Title Insurer during the Investigation Period and were approved for issuance by Title Insurer by issuance of a pro forma policy including such endorsements or otherwise by written notice to Buyer and Sellers during the Investigation Period, with liability in the amount of the applicable portion of the Purchase Price as identified on the Property List, insuring that fee title to the applicable Real Property is vested in Buyer, and with all Third Party Monetary Liens removed or insured over or otherwise addressed in a manner reasonably satisfactory to Buyer (but only if and to the extent such Third Party Monetary Liens were timely raised by Buyer as an Objection Matter in accordance with Section 4.1(e) or as a New Matters Objection in accordance with Section 5.1(j)(ii)), and subject only to: (i) the exclusions listed in the “Exclusions from Coverage” and the standard “Conditions” of the ALTA Extended Coverage Policy; and (ii) the Permitted Title Exceptions, as applicable (each, a “Title Policy” and collectively, the “Title Policies”). Notwithstanding the foregoing, any condition in favor of Buyer relating to issuance of the Title Policies with Extended Coverage and with certain endorsements requested by Buyer as provided for herein is subject in all respects to Buyer obtaining and Title Insurer reviewing such Updated Surveys during the Investigation Period, and if Buyer fails to obtain such Updated Surveys or Title Insurer fails to review such Updated Surveys during the Investigation Period, then the requirement that the Title Policies be issued with Extended Coverage and with any endorsements requested by Buyer that require Title Insurer to have reviewed and approved the Updated

Surveys shall be deemed null and void and deleted in its entirety (provided the issuance of the Title Policies as otherwise required hereunder shall remain in full force and effect).

(b) Litigation. Except for matters disclosed by any Seller to Buyer in writing during the Investigation Period or that Buyer has actual knowledge of prior to the expiration of the Investigation Period, no suit, action, claim or other similar proceeding shall have been instituted or threatened in writing against any Seller which results, or reasonably might be expected to result, in the transactions contemplated by this Agreement being enjoined or declared unlawful, in any lien attaching to or against the Property (for which any Seller has not otherwise provided for such lien to be bonded or insured over to Buyer’s reasonable satisfaction), and/or in any material liabilities or material obligations being imposed upon Buyer or the Property, as reasonably determined by Buyer, other than the Permitted Title Exceptions.

(c) No Bankruptcy. Following the expiration of the Investigation Period and prior to Closing, there are no voluntary or involuntary proceedings in bankruptcy or pursuant to any other similar laws for relief of debtors publicly announced or filed by: (i) at least and no less than two (2) of the Tenants under Leases with respect to the Taylorsville Parcel as listed on Schedule “9.0,” attached hereto and incorporated herein by reference; or (ii) any Seller.

(d) [RESERVED].

(e) [RESERVED].

(f) [RESERVED].

(g) [RESERVED].

(h) [RESERVED].

(i) [RESERVED].

(j) [RESERVED].

(k) Landlord Default Under Leases. Excluding any defaults, claims or other matters relating to the condition of the Property or any part thereof, including, without limitation, any maintenance, repairs and/or replacements in connection therewith, and further excluding any matters otherwise set forth in any Estoppel Certificates, the approval or disapproval of which shall be governed by the terms of Section 5.1(h)(ii) hereof, there is no material default under the Leases by any Seller: (i) that has not been cured to Buyer’s reasonable satisfaction; or (ii) for which the applicable Seller has not delivered a post-closing agreement, duly executed by such Seller and in form and substance reasonably acceptable to Buyer, whereby the applicable Seller covenants and agrees to diligently prosecute and cure such default or otherwise diligently contests in good faith and reasonably endeavors to resolve such default following the Closing in accordance with the terms and provisions set forth therein or otherwise assume all liability in connection with such default (the “Default Cure Agreement”), and in either case, the applicable Seller has paid or has agreed in writing to pay all costs associated with such cure (if any, and subject to such Seller’s right to diligently contest in good faith).

(l) Estoppel Certificates. Each respective Seller shall have timely delivered to Buyer: (i) a Tenant Estoppel Certificate from (A) all of the Major Tenants; and (B) Shop Tenants representing the Minimum Tenant Square Footage Requirement; and (ii) a Tenant Estoppel Certificate or Landlord Estoppel Certificate with respect to each remaining Shop Tenant, in each case, in accordance with the terms and conditions set forth in Section 5.1(h) hereof.

(m) Estoppel Objection Matters. Each respective Seller timely cures to the reasonable satisfaction of Buyer all Estoppel Objection Matters that such Seller elects to cure pursuant to Section 5.1(h) hereof.

(n) New Matters Objections. Seller timely cures to the satisfaction of Buyer all New Matters Objections that Seller elects (or is deemed to have elected) to cure pursuant to Section 5.1(j)(iii) hereof.

Buyer may waive any of the conditions set forth in this Section 8.1 by delivery of written notice to Seller on or before the Closing. Without limiting the foregoing, Escrow Agent shall assume that each of the conditions set forth in Section 8.1 shall have been satisfied or waived as of the Closing Date, unless Buyer shall have given written notice to the contrary to Escrow Agent and Sellers on or before the Closing Date.

Section 8.2 [RESERVED].

Section 8.3 Casualty; Condemnation Proceeding.

(a) Material Loss. In the event that, prior to the Closing, any Improved Parcel shall suffer a Material Loss, or if any Seller shall receive notice of the commencement or the imminent threat of commencement of any eminent domain or condemnation proceeding which involves any material portion of any Improved Parcel such that the Improved Parcel would be materially and adversely affected (and for purposes hereof any such proceeding that would permanently restrict or close any primary access points to the Improved Parcels from any existing rights of way or that would otherwise allow for any Major Tenant to terminate such Major Tenant’s Lease shall be deemed material and adverse) (“Condemnation Proceeding”), such Seller shall promptly notify Buyer of such Material Loss or Condemnation Proceeding and, in such a case: (i) Buyer shall have the right to terminate this Agreement and the Escrow pursuant to the terms of Section 8.5(a) hereof; or (ii) accept the Property in its then existing condition and purchase and acquire the Property in accordance with the terms and conditions of this Agreement and without a reduction in the Purchase Price (except as otherwise expressly provided for herein), subject to the terms and conditions described in this Section 8.3. In the event of a Material Loss, if Buyer exercises its right to purchase and acquire the Property in its present condition, then each Seller shall pay and assign to Buyer on the Closing, upon the written consent of the applicable insurer, any and all casualty insurance proceeds previously paid (and not yet used by such Seller to secure, repair or restore the Property) or payable to such Seller, and Buyer shall be entitled to a credit against the Purchase Price in an amount equal to the sum of any insurance deductible. In the event the applicable insurer will not consent to the assignments of any insurance claim to Buyer, such Seller shall pursue the applicable insurance claim on behalf of Buyer (and Buyer shall assist such Seller as reasonably requested by Seller)

and will turn over insurance proceeds from such claim to Buyer, less any actual expenses of such Seller’s pursuit of such insurance claim, upon Seller’s receipt of same. In the event of a Condemnation Proceeding, if Buyer exercises its right to purchase and acquire the Property in its present condition, then each Seller shall pay or assign to Buyer on the Closing any amount of compensation, awards or other payments or relief previously paid (and not yet used by such Seller to secure, repair or restore the Property) or payable to such Seller resulting from such Condemnation Proceeding. Buyer’s termination right or Buyer’s acceptance right shall be exercised by written notice to Sellers within thirty (30) Calendar Days (but in no event later than the Closing Date) after Buyer receives written notice from any Seller of the occurrence of the Material Loss or Condemnation Proceeding.

(b) Non-Material Loss. In the event that, prior to the Closing, any Improved Parcel shall suffer a Non-Material Loss, such Seller shall promptly notify Buyer of such Non-Material Loss and, in such a case, Buyer shall be obligated to purchase the Property (in its then existing condition) in accordance with the terms and conditions of this Agreement, subject to the terms and conditions of this Section 8.3(b). In such a case, each Seller shall pay and assign to Buyer on the Closing, upon the written consent of the applicable insurer, any and all casualty insurance proceeds previously paid (and not yet used by such Seller to secure, repair or restore the Property) or payable to such Seller, and Buyer shall also be entitled to a credit against the Purchase Price in an amount equal to the sum of any insurance deductible. In the event the applicable insurer will not consent to the assignments of any insurance claim to Buyer, such Seller shall pursue the applicable insurance claim on behalf of Buyer (and Buyer shall assist such Seller as reasonably requested by Seller) and will turn over insurance proceeds from such claim to Buyer, less any actual expenses of such Seller’s pursuit of such insurance claim, upon Seller’s receipt of same.

(c) Survival. The provisions of this Section 8.3 shall survive the Closing.

Section 8.4 Closing. The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent or at such other location as may be mutually agreed upon in writing by Sellers and Buyer, on the date that is thirty (30) Calendar Days following Buyer’s delivery of Buyer’s Election Not to Terminate pursuant to Section 4.3 hereof, or such other earlier date as may be mutually agreed upon by Sellers and Buyer (the “Closing Date”), subject to extension as provided for in Sections 5.1(h) and 5.1(j).

Section 8.5 Failure of Conditions to Closing; No Default by Seller or Buyer.

(a) Failure of Buyer’s Closing Conditions. In the event one or more of Buyer’s conditions to the Closing set forth in Section 8.1 hereof are not satisfied or otherwise waived by Buyer on or before the Closing Date, or in the event of a Material Loss or Condemnation Proceeding in accordance with Section 8.3, or in the event Buyer is otherwise entitled to terminate this Agreement in accordance with Section 9.18, then Buyer shall have the right to terminate this Agreement and the Escrow by giving written notice of such termination to Seller prior to Closing. Upon any election by Buyer to terminate this Agreement and the Escrow pursuant to this Section 8.5(a), the provisions of Section 8.5(c) hereof shall govern.

(b) [RESERVED].

(c) Termination Provisions. In the event Buyer elects to terminate this Agreement and the Escrow for the reasons and in accordance with the provisions set forth in this Section 8.5, then: (i) this Agreement shall automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement); (ii) Escrow Agent shall immediately cause the Deposit to be paid to Buyer without the need of any further written authorization or consent from Sellers; and (iii) Sellers and Buyer shall execute such escrow cancellation instructions as may be reasonably necessary to effectuate the cancellation of the Escrow as may be required by Escrow Agent. Any Escrow cancellation, title cancellation and other cancellation charges shall be borne by Buyer.

Section 8.6 Failure of Conditions to Closing; Default by Sellers or Buyer. In the event any Seller or Buyer defaults in the performance of any of their respective obligations to be performed at or prior to the Closing, other than in the case of Buyer’s timely termination pursuant to Sections 4.2, 8.3, 8.5(a) or 9.18 hereof, then the non-breaching party may elect the applicable remedies set forth in this Section 8.6, which remedies shall constitute the sole and exclusive remedies of the non-breaching party with respect to a default by the other party under this Agreement.

(a) Remedies of Buyer. In the event Buyer is the non-breaching party, and if any respective Seller has failed to cure such Seller’s default under this Agreement within five (5) Business Days following written notice from Buyer of such default, then Buyer, as its sole and exclusive remedy, may elect to: (i) terminate this Agreement and the Escrow by giving Sellers written notice describing any such Seller’s default and setting forth Buyer’s election to immediately terminate this Agreement and the Escrow; or (ii) pursue the equitable remedy of specific performance of this Agreement, provided that such action must be commenced within sixty (60) days following Buyer’s discovery of such Seller’s material default under this Agreement. In the event Buyer elects to terminate this Agreement and the Escrow pursuant to Section 8.6(a)(i) hereof, then: (1) Escrow Agent shall immediately cause the Deposit to be paid to Buyer without the need of any further authorization or consent from Sellers pursuant to the provisions of Section 8.6(d) hereof; and (2) Sellers shall also promptly pay to Buyer an amount equal to Buyer’s actual third-party out-of-pocket costs, fees and expenses, including reasonable attorneys’ fees and costs, incurred by Buyer in connection with the transaction contemplated by this Agreement up to the date of such termination; provided, however, Sellers’ obligations pursuant to Section 8.6(a)(2) shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00).

(b) Remedies of Sellers. In the event Buyer defaults in the performance of any of Buyer’s obligations to be performed under this Agreement at or prior to the Closing, and Buyer has failed to cure such default under this Agreement within five (5) Business Days following written notice from Sellers of such default (provided, however, should Buyer fail to timely proceed to Closing as provided for herein, then Buyer shall only have one (1) Business Day to cure such default, and under no circumstances shall Buyer be permitted to extend Closing to cure any default by Buyer for more than one (1) Business Day), then Sellers, as Sellers’ sole and exclusive remedy, may elect to terminate this Agreement and the Escrow by giving Buyer written notice describing Buyer’s default and setting forth Sellers’ election to immediately terminate this Agreement and the Escrow. In the event Sellers elect to terminate this Agreement and the Escrow pursuant to this Section 8.6(b), the sole and exclusive remedy of Sellers shall be to receive the Deposit as stipulated liquidated damages as more particularly set forth in Section 8.6(c) hereof. In the event Sellers elect to terminate this Agreement and the Escrow pursuant to this Section 8.6(b), then Escrow Agent shall immediately cause the Deposit to be paid to Sellers without the need of any further authorization or consent from Buyer pursuant to the provisions of Section 8.6(d) hereof.

(c) SELLERS’ LIQUIDATED DAMAGES. IF BUYER FAILS TO TIMELY COMPLETE THE PURCHASE OF THE PROPERTY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT (OTHER THAN AS A RESULT OF BUYER’S TIMELY ELECTION TO TERMINATE PURSUANT TO SECTIONS 4.2, 8.3, 8.5(a), 8.6(a) OR 9.18 HEREOF), OR IF SELLERS OTHERWISE TERMINATE THIS AGREEMENT IN ACCORDANCE WITH SECTION 8.6(b) OF THIS AGREEMENT, SELLERS SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. IN SUCH A CASE, SELLERS AND BUYER AGREE THAT IT WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE THE AMOUNT OF DAMAGES OF SELLERS AS A RESULT OF ANY SUCH BREACH BY BUYER, AND, ACCORDINGLY, AS SELLERS’ SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY, SELLERS SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. SELLERS ACKNOWLEDGE AND AGREE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES TO SELLERS SHALL CONSTITUTE THE EXCLUSIVE REMEDY OF SELLERS ON ACCOUNT OF THE DEFAULT BY BUYER, AND IN CONSIDERATION OF THE PAYMENT OF SUCH LIQUIDATED DAMAGES, SELLERS SHALL BE DEEMED TO HAVE WAIVED ALL OTHER CLAIMS AT LAW OR IN EQUITY, INCLUDING ANY CLAIM FOR SPECIFIC PERFORMANCE, EXCEPT FOR: (A) CLAIMS FOR INDEMNITY PURSUANT TO SECTION 4.1(c) HEREOF; (B) ACTIONS FOR THE RETURN OF DOCUMENTS PURSUANT TO SECTION 4.1 AND/OR 4.4 HEREOF; AND (C) REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED BY SELLER INCIDENT TO CLAUSES (A) AND (B) HEREOF.

SELLERS’ INITIALS	BUYER’S INITIALS

(d) Termination Provisions. In the event any Party elects to terminate this Agreement and the Escrow for the reasons and in accordance with the provisions set forth in this Section 8.6, then: (i) this Agreement will automatically terminate (other than those provisions which expressly provide that they survive any termination of this Agreement) without any further acts of either Sellers or Buyer; (ii) Sellers and Buyer agree to execute such escrow cancellation instructions as may be necessary to effectuate the cancellation of the Escrow as may be reasonably required by Escrow Agent, and (iii) Escrow Agent shall immediately cause the Deposit to be distributed and paid in accordance with the provisions of this Agreement without the need of any further authorization or consent from Sellers or Buyer. The breaching party hereunder shall pay any and all escrow and title cancellation costs incurred in connection herewith.

Section 8.7 [RESERVED].

Section 8.8 Survival. The provisions of this Article 8 shall survive the Closing or any termination of this Agreement.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES OF SELLER

Each Seller, on its own behalf and solely with respect to that component of the Property owned by it and not on behalf of any other Seller or with respect to any component of the Property not owned by it, hereby makes the following representations and warranties, each of which is material and being relied upon by Buyer and, subject to modification as set forth in Section 9.18 below, shall be true in all material respects as of the date hereof and as of the Closing:

Section 9.1 Organization, Power and Authority. Seller is a limited liability company, limited partnership or general partnership, as applicable, duly organized and validly existing under the laws of the State of Delaware or Utah, respectively. Seller has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which Seller is a party, and to perform its obligations under this Agreement and the Transaction Documents and effect the transactions contemplated under this Agreement and the Transaction Documents. All requisite corporate, limited liability, partnership or other action has been taken to authorize and approve the execution, delivery and performance by Seller of this Agreement and the Transaction Documents to which Seller is a party.

Section 9.2 No Conflicts. The execution, delivery and performance by Seller of this Agreement and the Transaction Documents to which Seller is a party, and the consummation of the transactions contemplated under this Agreement and the Transaction Documents, will not: (a) violate any provision of the organizational documents of Seller; (b) except as otherwise disclosed in Seller’s Deliveries or in the Preliminary Title Reports, violate, conflict with or result in a breach of or default under any term or provision of any contract or agreement to which Seller is a party or by or to which Seller or any of its assets or properties are or may be bound or subject; or (c) violate any order, judgment, injunction, award or decree of any court or arbitration body, or any governmental, administrative or regulatory authority, by or to which Seller or the Improved Parcel owned by Seller are or may be bound or subject.

Section 9.3 Non-Foreign Status. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code.

Section 9.4 Litigation. Since the date that is three (3) years prior to the Effective Date, Seller has not received written notice of, nor does Seller have actual knowledge of, any legal actions, suits, arbitrations, investigations or similar proceedings that are currently pending or that have been threatened in writing against the Improved Parcels. There are no lawsuits currently pending against the Improved Parcels.

Section 9.5 Condemnation. Since the date that is three (3) years prior to the Effective Date, Seller has not received written notice of, nor does Seller have actual knowledge of, any pending or threatened actions in writing by any governmental authority having the power of condemnation or eminent domain, which might result in all or any portion of the Improved

Parcels or any interest therein being taken by eminent domain, condemnation or conveyed in lieu thereof.

Section 9.6 Property Compliance. Since the date that is three (3) years prior to the Effective Date, Seller has not received written notice of, nor does Seller have actual knowledge of, any violation of applicable laws, ordinances or regulations relating to the Improved Parcels which remain uncured.

Section 9.7 Rent Roll, Leases and License Agreements. Except as otherwise set forth in any Estoppel Certificates delivered to Buyer pursuant to Section 5.1(h) hereof, the Leases set forth on the Rent Roll (as applicable to such Seller) are the only Leases in effect with respect to the Improved Parcel owned by such Seller or any portion thereof. To the actual knowledge of Seller, the information contained in the Rent Roll (as applicable to such Seller) is true and correct in all material respects as of the date set forth on the Rent Roll. To the actual knowledge of Seller, within the three (3) year period prior to the Effective Date, and except as otherwise set forth on Schedule “8.0” attached hereto and made a part hereof or as otherwise disclosed in Seller’s Deliveries, the License Agreements or the Leases: (i) Seller has not received written notice of, nor does Seller have actual knowledge of, any uncured event of default with respect to the performance of any of Seller’s obligations under the License Agreements or Leases or any event that has occurred which with the giving of notice or the passage of time or both would result in a default by Seller under the License Agreements or Leases; (ii) each of the Leases to which Seller is subject is in full force and effect and there is no monetary or non-monetary default under any Lease by any party thereunder, nor has an event occurred which with the giving of notice or the passage of time or both would result in a default by either party thereunder, nor has any tenant thereunder claimed any current right of offset thereunder; (iii) all of the work (including all tenant improvements) to be constructed and installed by the landlord in the leased premises pursuant to the License Agreements and Leases is complete and fully paid for and/or will be complete and fully paid for on or before the Closing.

Section 9.8 Environmental. Except as disclosed in any environmental assessment or other environmental report or documentation included as part of Seller’s Deliveries, since the date that is three (3) years prior to the Effective Date, Seller has not received written notice of, nor does Seller have actual knowledge of, any violation of Environmental Laws with respect to the Improved Parcels.

Section 9.9 Property Rights. Seller has not executed or entered into any other agreement to purchase, sell, option, lease or otherwise dispose of or alienate all or any portion of the Improved Parcels other than this Agreement, any matters disclosed by the Preliminary Title Reports, the Leases and the License Agreements, which remain binding upon Seller or the Improved Parcel owned by Seller.

Section 9.10 Commissions and Fees. Except as provided in the Leases, as of the Effective Date, no Leasing Commissions or Tenant Inducement Costs are payable in connection with the Leases or any other agreement relating to the Property to which Seller is a party.

Section 9.11 Taxes and Assessments. To Seller’s actual knowledge, there are no pending or threatened improvements, liens, or special assessments made or to be made against the Improved Parcel by any governmental authority.

Section 9.12 Options to Purchase/Rights of First Refusal. Except for the Right of First Refusal and except as otherwise set forth in the Leases, none of the Tenants under the Leases or to Seller’s knowledge, any other third parties have an option to purchase, right of first refusal to purchase or similar rights to purchase the Property or any part thereof.

Section 9.13 [RESERVED].

Section 9.14 Integrity of Documents. The Seller’s Deliveries delivered by Seller to Buyer are accurate copies of the Seller’s Deliveries in such Seller’s files.

Section 9.15 Prohibited Persons and Transactions. Seller is not, and will not become, a person or entity with whom U.S. persons are restricted from doing business with under the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of Treasury (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act, or other governmental action.

Section 9.16 Survival. The representations and warranties of Seller set forth in Sections 9.1, 9.2 and 9.15 hereof, as well as the right and ability of Buyer to enforce the same and/or to seek damages for its breach, shall survive the Closing (the “Extended Survival Period”). The representations and warranties of Seller set forth in Sections 9.3 through 9.14 hereof, as well as the right and ability of Buyer to enforce the same and/or to seek damages for their breach, shall survive the Closing for a period of one (1) year (the “Survival Period”).

Section 9.17 Definition of Knowledge. For purposes of this Article 9, references to the “best knowledge”, “best knowledge and belief” or “knowledge” of Seller and/or “actual knowledge of Seller” shall refer only to the conscious awareness of facts or other relevant information, without investigation or inquiry, of the Designated Representatives of Sellers, and shall not be construed, by imputation or otherwise, to refer to the knowledge of any other officer, director, agent, manager, member, representative or employee of Sellers, or to impose upon such Designated Representatives any duty to investigate any matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Designated Representatives” shall individually and collectively refer to Daniel Sutherland, Vice President of Capital Transactions for DDR, and Ted Anderson, Senior Regional Property Manager for DDR.

Section 9.18 Seller’s Representations and Warranties. The continued accuracy in all material respects of the aforesaid representations and warranties is a condition precedent to Buyer’s obligation to close. If any of said representations and warranties are not correct in all material respects at the time the same is made or as of Closing and Seller had no knowledge of such inaccuracy when the representation or warranty was made (or when deemed remade at Closing) or if such warranty or representation becomes inaccurate on or prior to Closing other than by reason of Seller’s default hereunder, Buyer may, within five (5) Business Days upon being notified in writing by any Seller of such occurrence on or prior to Closing, but in all events no later than the Closing Date, either: (a) terminate this Agreement and Escrow pursuant to the provisions of Section 8.5(a) hereof; or (b) waive such matter and proceed to Closing, subject to the matters which caused the representations and warranties not to be true in all material respects and, in such a case, such representations and warranties shall be automatically modified to such extent and no Seller shall have any further obligations or liability in connection therewith either prior to or following Closing. If any of said representations and warranties are not correct in all material respects at the time the same is made or as of Closing, and Seller had knowledge of such inaccuracy when the representation or warranty was made, or, by its default hereunder caused the representation or warranty to be inaccurate when deemed remade at Closing, Buyer may, within five (5) Business Days upon being notified in writing by any Seller of such occurrence, but in all events no later than the Closing Date, either: (i) terminate this Agreement pursuant to the provisions of Section 8.6(a) (subject to Seller’s notice and cure rights thereunder); or (ii) waive the breach and proceed to Closing, subject to the matters which caused the representations and warranties not to be true in all material respects and, in such a case, such representations and warranties shall be automatically modified to such extent and no Seller shall have any further obligations or liability in connection therewith either prior to or following Closing. Without limiting the foregoing, Seller may, at any time prior to Closing, deliver to Buyer an updated Rent Roll and/or recertification, correction and/or update of any of Seller’s representations and warranties as set forth in Article 9 of this Agreement, together with copies of all documents, agreements, items or instruments relating thereto. Upon receipt of any such update, recertification and/or correction of Seller’s representations and warranties and related documents, agreements, items or instruments, Buyer shall have the rights set forth in this Section 9.18 hereof.

Notwithstanding anything to the contrary as contained in this Agreement, if Buyer proceeds to Closing with actual knowledge of any untruth, inaccuracy or breach of any warranty or representation as set forth in Article 9 of this Agreement, Buyer is deemed to have waived any claims with respect to each such warranty or representation.

Upon the Closing and subject to the terms and limitations set forth in this Agreement, each respective Seller shall reimburse Buyer’s damages arising out of any untruth, inaccuracy or breach of any warranty or representation of such Seller under this Article 9; provided, however, that no Seller shall have any liability for the breach of any representation or warranty unless: (i) the valid claims for all such breaches are collectively more than One Hundred Thousand Dollars ($100,000.00), in the aggregate (the “Floor”); (ii) written notice containing a description of the specific nature of such breach shall have been given by Buyer to such Seller after the Closing Date and prior to the expiration of the Survival Period (or the Extended Survival Period, as applicable to the representations and warranties set forth in Sections 9.1, 9.2, and 9.15 hereof); and (iii) the maximum aggregate liability of each Seller as a result of the breach by such Seller of any representation or warranty of such Seller as set forth in this Article 9 shall not exceed one and one-half percent (1.5%) of the Purchase Price allocated to the Improved Parcel owned by such Seller as provided for in the Purchase Price Allocation, in the aggregate (the “Cap”). Notwithstanding the foregoing, the Floor and Cap limitations described in this Section 9.18 shall be subject to the following exclusions (collectively, the “Exclusions”):

(a) The Floor and Cap shall not apply to, and the provisions of Section 9.18 above shall in no way limit Seller’s liability in connection with, any breach by Seller of the representations and warranties set forth in Sections 9.1, 9.2, and 9.15 hereof.

(b) [Reserved].

(c) [Reserved].

(d) [Reserved].

(e) [Reserved].

ARTICLE 10

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby makes the following representations and warranties, each of which representation and warranty is: (a) material and being relied upon by each Seller; and (b) true, complete and not misleading in all material respects as of the date hereof and as of the Closing.

Section 10.1 Organization, Power and Authority. Buyer is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Buyer has all requisite power and authority to execute and deliver this Agreement and the Transaction Documents to which Buyer is a party, and to perform its obligations hereunder and thereunder and to effect the transactions contemplated hereby and thereby. All requisite corporate or other action has been taken to authorize and approve the execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party.

Section 10.2 Other Matters.

(a) The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party, and the consummation of the transactions contemplated hereby and thereby, will not: (a) violate any provision of Buyer’s organization documents; (b) violate, conflict with or result in a breach of or default under any term or provision of any contract or agreement to which Buyer is a party or by or to which Buyer or any of its assets or properties are or may be bound or subject; or (c) violate any order, judgment, injunction, award or decree of any court or arbitration body, or any governmental, administrative or regulatory authority, or any other body, by or to which Buyer is or may be bound or subject.

(b) None of the funds to be used for payment by Buyer of the Purchase Price will be subject to 18 U.S.C. §§ 1956-1957 (Laundering of Money Instruments), 18 U.S.C. §§ 981-986 (Federal Asset Forfeiture), 18 U.S.C. §§ 881 (Drug Property Seizure), Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001, or the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (the “USA Patriot Act”).

(c) Buyer is not, and will not become, a person or entity with whom U.S. persons are restricted from doing business with under the regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act, or other governmental action

Section 10.3 Buyer’s Release of Seller. Buyer, on behalf of itself, its affiliates and its successors and assigns, hereby releases, remises, acquits and forever discharges DDR, Sellers and their respective affiliates, successors and assigns (collectively, the “Released Parties”), from and against any and all claims, causes of actions, suits, legal or administrative orders or proceedings, demands, damages, punitive damages, losses, costs, liabilities and expenses, whether known or unknown, arising out of or in any way relating to the following: (a) the completeness or accuracy of any and all materials, data and information regarding the Property, including, without limitation, Seller’s Deliveries; (b) the physical condition of the Property, including, without limitation, any construction defects, errors, omissions and other conditions, latent or otherwise, affecting the Property or any portion thereof; (c) the existence or presence of any Hazardous Materials on, under or about the Property and/or the release or discharge of any Hazardous Materials from the Property (subject to DDR performing DDR’s obligations under Section 14 of this Agreement); (d) the violations of any applicable statutes or laws with regard to the Property, including any Environmental Laws (subject to DDR performing DDR’s obligations under Section 14 of this Agreement); and (e) any and all other matters regarding the Property, in each case whether existing prior to or after the Closing. Buyer hereby expressly waives any and all rights Buyer may have under Section 1542 of the California Civil Code, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

IN FURTHERANCE OF THE FOREGOING, BUYER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT BUYER WILL HAVE HAD, AS OF CLOSING, AN OPPORTUNITY TO THOROUGHLY INSPECT AND EXAMINE THE STATUS OF TITLE TO THE PROPERTY AND THE PHYSICAL CONDITION OF THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE PROPERTY. BUYER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT, BUYER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PHYSICAL CONDITION OF THE PROPERTY BY BUYER AND HAS NOT RELIED UPON ANY OTHER WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLERS, OR ANY PARTNER OF SELLERS, OR ANY AFFILIATE, AGENT, EMPLOYEE, OR OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLERS WITH RESPECT TO THE PROPERTY, THE PHYSICAL CONDITION OF THE PROPERTY OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. BUYER IS PURCHASING, AND AT CLOSING WILL ACCEPT, THE PROPERTY ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT

REPRESENTATIONS, WARRANTIES AND/OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT. BUYER ACKNOWLEDGES THAT SELLERS HAVE MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE THE PROPERTY, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

AS USED IN THE PRIOR PARAGRAPH, THE TERM “CONDITION OF THE PROPERTY” MEANS THE FOLLOWING MATTERS: (I) THE QUALITY, NATURE AND ADEQUACY OF THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE DESIGN, LABOR AND MATERIALS USED TO CONSTRUCT THE IMPROVEMENTS INCLUDED IN THE PROPERTY; THE CONDITION OF STRUCTURAL ELEMENTS, FOUNDATIONS, ROOFS, GLASS, MECHANICAL, PLUMBING, ELECTRICAL, HVAC, SEWAGE, AND UTILITY COMPONENTS AND SYSTEMS; THE CAPACITY OR AVAILABILITY OF SEWER, WATER, OR OTHER UTILITIES; THE GEOLOGY, FLORA, FAUNA, SOILS, SUBSURFACE CONDITIONS, GROUNDWATER, LANDSCAPING, AND IRRIGATION OF OR WITH RESPECT TO THE PROPERTY, THE LOCATION OF THE PROPERTY IN OR NEAR ANY SPECIAL TAXING DISTRICT, FLOOD HAZARD ZONE, WETLANDS AREA, PROTECTED HABITAT, GEOLOGICAL FAULT OR SUBSIDENCE ZONE, HAZARDOUS WASTE DISPOSAL OR CLEAN-UP SITE, OR OTHER SPECIAL AREA, THE EXISTENCE, LOCATION, OR CONDITION OF INGRESS, EGRESS, ACCESS, AND PARKING; THE CONDITION OF THE PERSONAL PROPERTY AND ANY FIXTURES; AND THE PRESENCE OF ANY ASBESTOS OR OTHER HAZARDOUS MATERIALS, DANGEROUS, OR TOXIC SUBSTANCE, MATERIAL OR WASTE IN, ON, UNDER OR ABOUT THE PROPERTY AND THE IMPROVEMENTS LOCATED THEREON; AND (II) THE COMPLIANCE OR NON-COMPLIANCE OF SELLERS OR THE OPERATION OF THE PROPERTY OR ANY PART THEREOF IN ACCORDANCE WITH, AND THE CONTENTS OF, (A) ALL CODES, LAWS, ORDINANCES, REGULATIONS, AGREEMENTS, LICENSES, PERMITS, APPROVALS AND APPLICATIONS OF OR WITH ANY GOVERNMENTAL AUTHORITIES ASSERTING JURISDICTION OVER THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO ZONING, BUILDING, PUBLIC WORKS, PARKING, FIRE AND POLICE ACCESS, HANDICAP ACCESS, LIFE SAFETY, SUBDIVISION AND SUBDIVISION SALES, AND HAZARDOUS MATERIALS, DANGEROUS AND TOXIC SUBSTANCES, MATERIALS, CONDITIONS OR WASTE, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY THAT WOULD CAUSE STATE OR FEDERAL AGENCIES TO ORDER A CLEAN UP OF THE PROPERTY UNDER ANY APPLICABLE LEGAL REQUIREMENTS AND (B) ALL AGREEMENTS, COVENANTS, CONDITIONS, RESTRICTIONS (PUBLIC OR PRIVATE), CONDOMINIUM PLANS, DEVELOPMENT AGREEMENTS, SITE PLANS, BUILDING PERMITS, BUILDING RULES, AND OTHER INSTRUMENTS AND DOCUMENTS GOVERNING OR AFFECTING THE USE, MANAGEMENT, AND OPERATION OF THE PROPERTY.

Buyer’s Initials:

Except as specifically set forth in this Agreement, Buyer acknowledges and agrees that it has not (and shall not) rely upon any statement and/or information from whomsoever made or given (including, but not limited to, any broker, attorney, agent, employee or other person representing or purporting to represent Sellers) directly or indirectly, verbally or in writing, and Sellers are not and shall not be liable or bound by any such statement and/or information.

Except as specifically set forth in this Agreement, including, but not limited to, all of the representations, warranties and covenants expressly made by each Seller in this Agreement, each Seller specifically disclaims any representation, warranty or guaranty with respect to the Property, express or implied, including, but not limited to, any representation or warranty as to the Property’s condition, fitness for a particular purpose, quality, freedom from defects or contamination (whether or not detectable by inspection), compliance with zoning or other legal requirements or as to the availability or existence of any utility or other governmental or private services or as to the amount of taxes assessed to the Property.

Notwithstanding the foregoing, the provisions of this Section 10.3 shall not apply to any claims or causes of action that may be asserted by Buyer against any Seller based upon an alleged breach of a representation or warranty by any Seller under Article 9 of this Agreement which is not otherwise waived or expired pursuant to the terms and conditions of this Agreement.

Section 10.4 Survival. The representations, warranties, covenants and agreements of Buyer set forth in this Article 10, as well as the right and the ability of Seller to enforce them and/or seek damages for their breach, shall survive the Closing.

ARTICLE 11

COSTS, EXPENSES AND PRORATIONS

Section 11.1 Costs and Expenses.

(a) Seller. Each respective Seller shall pay: (i) all recording costs and similar costs, fees and expenses payable in connection with the recordation of each Seller’s Deed and the transfer and conveyance of the Real Property; (ii) the base premium for each Title Policy, excluding any costs associated with extended coverage under any Title Policy or any endorsements thereto requested by Buyer; (iii) all of Escrow Agent’s reasonable fees and costs for the Escrow; (iv) Seller’s share of prorations; and (v) Seller’s attorneys’ fees.

(b) Buyer. Buyer shall pay: (i) all title costs associated with the Preliminary Title Reports, any title exam or binder fees, any extended coverage under any Title Policy, and any endorsements to any Title Policy requested by Buyer; (ii) Buyer’s share of prorations; (iii) the cost of the Updated Surveys; (iv) all costs and expenses in connection with Buyer’s financing, if any, including the filing of all documents necessary to complete such financing; (v) all costs incurred by Buyer in connection with its due diligence or other activities related to the Property; and (vi) Buyer’s attorneys’ fees.

Section 11.2 Prorations, Costs and Expenses.

(a) Prorations and Adjustments. The following adjustments and prorations shall be made as of 12:01 a.m. on the Closing Date (“Proration Date”), as though Buyer held title to the Property throughout the entire day in which the Closing occurs. Except as otherwise provided for in this Agreement to the contrary, such adjustments and prorations shall be made on the basis of: (i) a 365-day year with respect to Taxes as provided in Section 11.2(a)(iii) hereof; and/or (ii) the number of days in the calendar month in which the Closing Date occurs with respect to Revenues and Operating Expenses as provided in Sections 11.2(a)(i) and (ii), respectively, hereof, subject to the following provisions:

(i) Revenues. All rentals, receipts and other revenues (including, but not limited to, reimbursements for Property Expenses, common area maintenance, real and personal property taxes, insurance and other amounts that are reimbursable by the Tenants under the Leases and/or Temporary Occupants under the License Agreements, but excluding percentage rent, if applicable) (collectively, the “Revenues”), received by each Seller as of the Closing, but which are properly allocable to the period after the Proration Date, shall be credited to Buyer at the Closing. To the extent there are any Revenues owing to any Seller as of the Closing which relate to periods of time prior to the Proration Date, but which have not actually been collected by such Seller as of the Closing (including any such amounts that are not yet payable by such Tenants and are payable after Closing, including, without limitation, payments for Taxes) (“Delinquent Revenues”), Buyer shall not be obligated to pay to such Seller (or give Seller a credit for), the amount of such Delinquent Revenues on the Closing. All Revenues which are received by any Seller or Buyer subsequent to the Closing Date shall be applied: first, to amounts due to Buyer; and second, to Delinquent Revenues due to such Seller; provided, however, in the event that Buyer receives any Revenues that are expressly designated as payments or reimbursements for Taxes allocable (in whole or in part) to the period of time prior to the Proration Date, Buyer shall not be entitled to allocate any such payments for Taxes to any other delinquencies of such Tenants under the Leases before first paying to Sellers any allocated share of such Taxes that is owed to Sellers in full. Each Seller and Buyer hereby agree to promptly remit to the other the amount of any Revenues received and owing to each other pursuant to the provisions of this Section 11.2(a)(i). Notwithstanding any provision in this Section 11.2 to the contrary, each Seller retains its rights to recover Delinquent Revenues, including, without limitation, the right to collect (without eviction) the same from the Tenants, Temporary Occupants and/or third parties responsible for payment of such Delinquent Revenues. Subject to the terms contained herein and provided that Seller provides Buyer with the appropriate documentation, after Closing Buyer shall send invoices to the Tenants, Temporary Occupants and/or the third parties responsible for payment of any Delinquent Revenues not collected as of the Closing Date on such Seller’s behalf and shall tender the same to such Seller upon receipt (which obligation of Buyer shall survive the Closing and not be merged therein), provided Buyer shall have no further obligations with respect to the collection of such amounts from the Tenants, Temporary Occupants, and/or third parties responsible for payment.

(ii) Operating Expenses. All costs, fees and expenses (other than Taxes) relating to the operation, management and repair of the Property, excluding Leasing Commissions and Tenant Inducement Costs (collectively, the “Operating Expenses”), shall be prorated between each Seller and Buyer at the Closing as of the Proration Date. Sellers shall not assign to Buyer any deposits which any Seller has with any of the utility services or companies servicing the Property.

(iii) Real Property Taxes.

(1) All general and special real property taxes and assessments and personal property taxes (if any) (collectively, the “Taxes”), based on the regular tax bill for the current fiscal year (or, if such tax bill has not been issued as of the date of the Closing, the regular tax bill for the fiscal year preceding the current fiscal year) shall be prorated between each Seller and Buyer at the Closing as of the Proration Date. After receipt of a final bill for Taxes, Buyer shall promptly prepare and present to each Seller a calculation of the re-proration of such Taxes, based upon the actual amount of such Taxes charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to each Seller of Buyer’s calculation and appropriate back-up information. Buyer shall provide each Seller with appropriate backup materials related to the calculation.

(2) Without limiting the foregoing, any and all accrued and unpaid supplemental or special real property taxes or assessments that relate to any time period prior to the Proration Date shall be the responsibility of each Seller and, if not paid prior to or at Closing, shall be credited to the Buyer at Closing, and any and all supplemental or special real property taxes or assessments that relate to any time period on or after the Proration Date shall be the responsibility of Buyer and if paid by any Seller prior to or at Closing, shall be credited to such Seller at Closing. Without limiting the foregoing, in the event any supplemental or special real property taxes or assessments are levied prior to Closing, but are due and payable in one or more installments subsequent to the Closing, such supplemental or special real property taxes or assessments shall be allocated on a pro rata basis over the applicable payment period in question and prorated between Seller and Buyer as of the Proration Date.

(3) Notwithstanding any of the terms and conditions to the contrary contained in this Section 11.2(a)(iii), in the event any such Taxes are paid directly to the applicable taxing authorities by the Tenants set forth on Schedule “7.0” attached hereto and made a part hereof in accordance with such Tenant’s Leases, such Taxes shall be not prorated between any Seller or Buyer.

(4) Notwithstanding any of the terms and conditions to the contrary contained in this Section 11.2(a)(iii) or as otherwise contained in this Agreement, any real estate tax refunds or rebates which apply to periods before the Closing Date shall remain the property of each Seller, and each Seller shall have the right to file and pursue any appeals attributable to such Seller’s period of ownership of such Seller’s Improved Parcel, with respect to tax assessments for the Improved Parcel. If such Seller is successful in any such tax appeal related to the calendar year in which the Closing occurs, Buyer and such Seller shall share in the cost of any such appeal and rebates or refunds in the same proportion as the proration of Taxes set forth on the settlement statement executed by the parties at Closing. Such Seller will also calculate and apply to tenants’ accounts credits and charges where applicable. Seller will provide copies of this calculation, along with copies of the billings to Buyer, along with any balance due to Buyer. If Buyer is successful in any such tax appeal attributable to such Seller’s ownership period of the Improved Parcel, Buyer and such Seller shall share in the cost of any such appeal and rebates or refunds in the same proportion as the proration of Taxes set forth on the settlement statement executed by the parties at Closing. Buyer will also calculate and apply to tenants’ accounts credits and charges where applicable. Buyer will provide copies of this calculation, along with copies of the billings to such Seller, along with any balance due to such Seller. All prorations hereunder shall be made within thirty (30) days after presentment of invoices or receipt of amounts applicable to this Subsection.

(iv) Percentage Rent. Any percentage rent payable under each Lease and each License Agreement for the year in which the Closing occurs shall be prorated between each Seller and Buyer as of the Proration Date. Each of the Sellers and Buyer acknowledge that sufficient information to enable such Seller and Buyer to prorate percentage rent will not be available as of the Closing. Accordingly, the proration contemplated in this Section 11.2(a)(iv) shall be conducted subsequent to the Closing pursuant to Section 11.2(d) hereof.

(b) Property Expense Pass-Throughs. If the Leases require the Tenants to reimburse any Seller for Operating Expenses and/or Taxes (collectively, the “Property Expenses”), in the event such Property Expenses are reconciled under the terms of the Leases at the end of the calendar year in which the Closing takes place, to reflect the actual Property Expenses incurred for the calendar year, such calendar year shall be deemed to constitute the “Reconciliation Period” for purposes of this Agreement and the following provisions shall apply:

(i) As soon as reasonably practicable following the Closing, but in no event later than sixty (60) Calendar Days following Closing, each Seller shall be responsible for computing and comparing on a Tenant-by-Tenant basis and delivering to Buyer a written statement setting forth: (A) the amount of Property Expenses incurred and actually paid by such Seller with respect to the Reconciliation Period; and (B) the amount of Property Expenses actually received by such Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period.

(ii) By the later of sixty (60) Calendar Days following the expiration of the Reconciliation Period or thirty (30) Calendar Days following Buyer’s receipt of the statement from Seller provided for in Section 11.2(b)(i), Buyer shall compute the actual Property Expenses incurred and paid by such Seller and Buyer and the actual Property Expenses reimbursed (or not reimbursed) by the Tenants and/or third parties to such Seller and/or Buyer with respect to such Reconciliation Period (“Property Expense Reconciliation”). Following the completion of the Property Expense Reconciliation, Buyer shall submit the same to such Seller for Seller’s review and approval, which approval shall not be unreasonably withheld or delayed. In the event such Seller fails to approve or disapprove of the Property Expense Reconciliation within ten (10) Business Days following the receipt of the same, such Property Expense Reconciliation shall be deemed approved by such Seller. Following the approval (or deemed approval) by such Seller of the Property Expense Reconciliation, Buyer shall forward the Property Expense Reconciliation to the applicable Tenants. Buyer shall have no duty or obligation to enforce the provisions of the Leases which require the Tenants and/or third parties to reimburse the landlord for Property Expenses with respect to the Reconciliation Period. To the extent Buyer or any Seller receives any such Property Expense reimbursement payments with respect to the Reconciliation Period, the same shall constitute Revenues and shall be paid to Seller or Buyer in the manner contemplated in Section 11.2(a)(i) hereof.

(iii) Following the completion of the Property Expense Reconciliation, if the Property Expenses incurred and paid by any Seller for that portion of the Reconciliation Period in question preceding the Closing exceed the reimbursed Property Expenses actually received by such Seller from the Tenants and/or third parties under the Leases with respect to the Reconciliation Period (“Property Expense Reimbursement Shortfall”), Buyer shall pay to such Seller an amount equal to such Property Expense Reimbursement Shortfall to the extent that Buyer shall have collected and received such identifiable amounts from the Tenants and/or third parties under the Leases. If the reimbursed Property Expenses received by any Seller from the Tenants under the Leases with respect to the Reconciliation Period preceding the Closing exceed the Property Expenses incurred and paid by such Seller with respect to the Reconciliation Period (“Property Expense Reimbursement Surplus”), then such Seller shall pay an amount equal to such Property Expense Reimbursement Surplus to Buyer within ten (10) Business Days after such Seller’s receipt and approval (or deemed approval) of the Property Expense Reconciliation. Upon such Seller’s payment to Buyer of any such Property Expense Reimbursement Surplus, Buyer shall be obligated to reimburse or credit the Tenants for such Property Expense Reimbursement Surplus as required under their respective Leases.

(c) Each Seller and Buyer hereby agree to reasonably cooperate with each other in connection with any disputes or claims by Tenants concerning the calculation of Property Expenses during the Reconciliation Period.

(d) Security Deposits; Leasing Commissions and Tenant Inducement Costs. All unpaid Leasing Commissions with respect to Leases entered into prior to the Effective Date, unpaid or unused Tenant Inducements Costs with respect to Leases entered into prior to the Effective Date, and unapplied Security Deposits under the Leases and License Agreements shall be credited to Buyer at the Closing, and Buyer shall thereafter be solely responsible for and shall indemnify, defend and hold Sellers harmless from any obligations and liabilities in connection therewith. From and after Closing, Buyer shall be responsible for maintaining as security deposits and other deposits the aggregate amount so credited to Buyer in accordance with all applicable laws, rules and regulations, and in accordance with the provisions of the Leases and License Agreements relevant thereto.

Notwithstanding the foregoing, for any Proposed New Lease entered into by Seller after the Effective Date pursuant to Section 5.1(c) hereof, provided such Proposed New Lease is approved in writing by Buyer pursuant to Section 5.1(c) hereof to the extent required thereunder (and therefore constitutes a New Lease or New License Agreement, as applicable), then except as Buyer and Sellers may otherwise agree in writing: (a) Buyer shall not be entitled to receive a credit at the Closing for any Leasing Commissions or Tenant Inducement Costs with respect to such New Lease or New License Agreement, as applicable; and (b) on the Closing, Buyer shall pay or reimburse Sellers for all out-of-pocket Leasing Commissions and Tenant Inducement Costs paid by any Seller with respect to such New Lease or New License Agreement, as applicable, as of the Closing; and (c) subsequent to the Closing, Buyer shall thereafter be responsible for all remaining Tenant Inducement Costs and Leasing Commissions with respect to such New Lease or New License Agreement, as applicable.

(e) Final Accounting. Each Seller and Buyer acknowledge and agree that, on the Closing Date, such Seller and Buyer may not have sufficient information to conduct and complete a final proration of all items subject to proration pursuant to this Section 11.2. Accordingly, each respective Seller and Buyer agree that, as soon as is reasonably practicable after the Closing Date, and in all events by no later than December 31, 2015, such Seller and

Buyer shall make a final accounting of all items relating to the Property to be prorated between Seller and Buyer pursuant to this Section 11.2. In conjunction with the performance of such final accounting, following a request from any Seller, Buyer shall provide such Seller with copies of all monthly and other statements sent to the Tenants itemizing amounts owing under the Leases by the Tenants, including Taxes and any such percentage rent (together with copies of invoices, statements and other supporting documentation evidencing expenses incurred, how Revenues were received and applied, and all such other information as reasonably requested by Seller). In the event it is determined, pursuant to such final accounting, that any amounts have been paid to and received by a Seller and are due and owing by such Seller to Buyer, then such Seller shall cause such amounts to be paid to Buyer within ten (10) Calendar Days after such final accounting is completed. In the event it is determined, pursuant to such final accounting, that any amounts have been paid to and received by Buyer and are due and owing by Buyer to any Seller, then Buyer shall cause such amounts to be paid to such Seller within ten (10) Calendar Days after such final accounting is completed. Notwithstanding anything to the contrary as contained in this Agreement, the Floor, the Cap and the Increased Cap shall not apply to any amounts payable by any Seller pursuant to this Article 11 hereof, including, without limitation, any obligation of Seller with respect to the Property Expense Reconciliation.

Section 11.3 Survival. The provisions of this Article 11 shall survive the Closing.

ARTICLE 12

ACTIONS TO BE TAKEN AT THE CLOSING

Section 12.1 Actions by Escrow Agent. In connection with the Closing, Escrow Agent shall take the following actions:

(a) Recording. Escrow Agent shall cause the following documents to be recorded in the Official Records of each County in the State of Utah where the applicable Improved Parcel is located, in the order set forth below, and obtain a conformed copy thereof for distribution to Sellers and Buyer:

(i) Each Seller’s Deed.

(b) Title Policies. Escrow Agent shall direct Title Insurer to issue the Title Policies to Buyer.

(c) Distribution of Funds. On the Closing Date Escrow Agent shall disburse all funds deposited with Escrow Agent by Buyer in payment of the Purchase Price as follows:

(i) Deduct, pay and satisfy all items chargeable to the account of Sellers pursuant to Section 11.1 hereof.

(ii) Deduct, pay and satisfy all Monetary Obligations against the Improved Parcels, if any.

(iii) If, as a result of the prorations and credits pursuant to Article 11 hereof, amounts are to be credited or charged to the account of Sellers, credit or deduct the net amount of such charges.

(iv) Disburse the remaining balance of the Purchase Price to Sellers promptly upon the Closing and on the Closing Date.

All disbursements by Escrow Agent shall be by wire transfer to the designated account of the receiving party or shall be by certified or cashier’s check of Escrow Agent, as may be directed by the receiving party.

(d) Distribution of Documents to Sellers. Disburse to Sellers: (i) counterpart originals of each of the non-recordable Transaction Documents; (ii) a conformed copy of each of the recordable Transaction Documents, including, without limitation, each Seller’s Deed; and (iii) any other documents deposited into Escrow by Sellers and Buyer as provided for herein.

(e) Distribution of Documents to Buyer. Disburse to Buyer: (i) counterpart originals of each of the non-recordable Transaction Documents; (ii) a conformed copy of each of the recordable Transaction Documents, including, without limitation, each Seller’s Deed; (iii) the original of each Seller’s Deed; and (iv) any other documents deposited into Escrow by Buyer and Sellers as provided for herein.

ARTICLE 13

BROKERS

Upon the Closing, and only in the event of the Closing, Sellers shall pay to Buyer’s Broker a commission through Escrow at the Closing pursuant to and in accordance with the separate agreement by and between Seller(s) (or DDR) and Buyer’s Broker (“Buyer’s Broker’s Commission”). Upon the Closing, and only in the event of the Closing, Sellers shall pay to Sellers’ Broker a commission through Escrow at the Closing pursuant to and in accordance with the separate agreement by and between Seller(s) (or DDR) and Sellers’ Broker (“Sellers’ Broker’s Commission”). Except as described in this Article 13, each Seller and Buyer hereby represent and warrant to each other that the warranting party has not entered into nor will such warranting party enter into any agreement, arrangement or understanding with any other person or entity which will result in the obligation of the other party to pay any finder’s fee, commission or similar payment in connection with the transactions contemplated by this Agreement. Each Seller and Buyer hereby agree to and shall indemnify, defend and hold harmless the other from and against any and all claims, costs, damages and/or liabilities arising from the breach of the foregoing representation by either any Seller or Buyer, as the case may be. The provisions of this Article 13 shall survive the Closing.

ARTICLE 14

ENVIRONMENTAL

Section 14.1 Fort Union Cleanup. Sellers and Buyer hereby acknowledge that, in connection with a former dry cleaner that operated at the Fort Union Parcel and certain prior environmental contamination relating thereto, on or about January 13, 2013 DDR entered into a Voluntary Cleanup Program Agreement with the Utah Department of Environmental Quality (the “Cleanup Agreement”). DDR shall endeavor to and use commercially efforts to cause the completion of the cleanup as provided for in the Cleanup Agreement and the issuance of a Certificate of Completion as provided for therein. The Parties agree to reasonably and in good faith cooperate in connection with the administration of and compliance with the Cleanup Agreement; provided, however, in no event shall Buyer be obligated to assume any of DDR’s obligations under the Cleanup Agreement or otherwise in connection with the environmental contamination, nor shall Buyer be obligated to incur any liability, costs or expenses in connection with the foregoing. In furtherance of the foregoing, Buyer shall provide DDR with reasonable access to the Fort Union Parcel following Closing to the extent necessary to cause the completion of the cleanup as provided for in the Cleanup Agreement and the issuance of a Certificate of Completion as provided for therein. In furtherance therewith, upon DDR’s request, Buyer shall designate an individual(s) for DDR to coordinate such access to the Fort Union Parcel following the Closing.

Section 14.2 Environmental Indemnification. In the event of the Closing, and only in the event of the Closing, DDR agrees to and shall indemnify, defend and hold harmless Buyer, its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing, from and against any and all Losses arising out of, or relating to, any claims, liabilities or obligations of such Seller under the Leases, whether accrued, absolute, contingent or otherwise, arising out of or relating to DDR’s obligations under the Cleanup Agreement and DDR’s activities on the Fort Union Parcel in connection therewith, provided, however, that under no circumstances shall the maximum aggregate liability of DDR exceed the Increased Cap for the Fort Union Parcel.

Section 14.3 Survival. This Section 14.1 shall survive Closing.

ARTICLE 15

INDEMNIFICATION

Section 15.1 Indemnification by Seller. In the event of the Closing, and only in the event of the Closing, and as limited solely to a period of two (2) years following the Closing Date (the “Indemnification Survival Period”), each Seller hereby agrees to and shall indemnify, defend and hold harmless Buyer, its officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns, together with all officers, directors, shareholders, partners, members, managers, agents, employees, affiliates, successors and assigns of the foregoing (collectively, the “Indemnitees”), from and against any and all claims, demands, causes of action and other legal proceedings and from all liabilities, judgments, damages, losses, costs, fees and expenses (including reasonable attorneys’ fees, costs and expenses) (“Losses”) arising therefrom, arising out of, or relating to, any claims, liabilities or obligations of such Seller under the Leases, whether accrued, absolute, contingent or otherwise, arising out of or relating to any payments, reimbursements or other financial obligations with respect to such Seller’s previous ownership, management and/or operation of the Improved Parcel owned by Seller prior to the Closing. Notwithstanding anything to the contrary as contained in this Agreement, the Floor and Cap shall not apply to any Seller’s obligations pursuant to this Section 15.1, provided, however, that under no circumstances shall the maximum aggregate liability of each Seller under this Section 15.1 hereof exceed two percent (2%) of the Purchase Price allocated to the Improved Parcel owned by such Seller as provided for in the Purchase Price Allocation (the “Increased Cap”).

Section 15.2 Indemnification by Buyer. In the event of the Closing, and only in the event of the Closing, Buyer hereby agrees to and shall indemnify, defend and hold harmless each Seller and each Seller’s Indemnitees from and against any and all Losses arising therefrom, arising out of, or relating to, any claims, liabilities or obligations of Buyer under the Leases, whether accrued, absolute, contingent or otherwise, arising out of or relating to any payments, reimbursements or other financial obligations with respect to Buyer’s ownership, management and/or operation of the Improved Parcel from and after the Closing.

Section 15.3 Survival. The provisions of this Article 15 shall survive the Closing.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Assignment. No assignment of this Agreement or Buyer’s rights or obligations hereunder shall be made by Buyer without first having obtained Sellers’ written approval of any such assignment, which approval may be granted or withheld in the sole and absolute discretion of Sellers. Notwithstanding the foregoing, Buyer may assign this Agreement (or designate a nominee as provided herein) as to any of the following: (a) one or more affiliates of Buyer under common control as Buyer; or (b) to one or more limited partnerships, limited liability companies or corporations in which Buyer or one or more of its affiliates holds a controlling equity interest; or (c) with respect to the Taylorsville Property and/or the Orem Property and to be effective at (and not prior to) Closing, Buyer may designate a nominee to purchase, acquire and take title to the Taylorsville Property and/or Orem Property as of Closing, which nominee may be any other Person (affiliated or non-affiliated with Buyer) so long as such Person will be subject to and bound by all the terms and provisions contained herein as of Closing; in each case without the prior written consent of Sellers provided and on the condition that Buyer shall have given Sellers written notice of the assignment and the identity of the assignee or nominee at least seven (7) Business Days prior to Closing and such assignee or nominee assumes, effective as of the Closing, Buyer’s obligations hereunder by a written instrument of assumption in form and substance reasonably satisfactory to Sellers. Upon any such assignment or designation of any nominee, Buyer shall not be released from and shall remain liable for any and all liabilities and obligations under this Agreement.

Section 16.2 Notices. Any tender, delivery, notice, demand or other communication (“Notice”) required or permitted under this Agreement shall be in writing, and shall be personally delivered or sent by: (a) registered or certified mail, postage prepaid, return receipt requested; (b) by Federal Express or other comparable overnight delivery service; (c) to the extent the recipient is able to receive telefacsimile (as identified below), by telefacsimile machine capable of confirming transmission and receipt; or (d) by electronic mail, and, with respect to each method set forth above, shall be deemed delivered, given and received upon the earlier of: (i) if personally served, the date of delivery to the person to receive such notice; (ii) if given by telefacsimile, when sent, provided the telefacsimile machine confirms transmission and receipt; (iii) if sent by registered or certified mail, four (4) Business Days after the date of posting by the United States Postal Service; (iv) if sent by Federal Express or other comparable overnight delivery service, upon delivery as documented by the service’s delivery records; (v) if sent by electronic mail, when sent; or (vi) as of the date of attempted delivery of such Notice if: (A) such recipient Party refuses delivery of such Notice; or (B) such recipient Party is no longer at such address, facsimile number or e-mail address, and such recipient Party failed to provide the sending Party with its current address, facsimile number or e-mail address pursuant to this Section 16.2, when delivered to the addresses specified herein, as follows:

(i)	Sellers’ Address. If to Sellers, at the following address:

[Applicable Seller(s)]
c/o DDR Corp.
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attn: Daniel Sutherland
E-mail: DSutherland@ddr.com

With a copy to:	[Applicable Seller(s)]
c/o DDR Corp.
3300 Enterprise Parkway
Beachwood, Ohio 44122
Attn: General Counsel
E-mail: nmagence@ddr.com

And with a copy to:	Lee M. Korland, Esq.
Benesch Friedlander Coplan & Aronoff LLP
200 Public Square, Suite 2300
Cleveland, Ohio 44114
Telephone: (216) 363-4189
Facsimile: (216) 363-4588
Email: lkorland@beneschlaw.com

(ii)	Buyer’s Address. If to Buyer, at the following address:

Excel Trust, L.P.
Gateway Tower West
15 West South Temple, Suite 900
Salt Lake City, Utah 84101
Attention: Mark T. Burton
Telephone (801) 294-2400
Facsimile (801) 294-7479
E-mail:mb@exceltrust.com

With a copy to:

Excel Trust, L.P.
17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
Attention: S. Eric Ottesen, Esq.
Telephone: (858) 613-1800

Facsimile: (858) 487-9890
E-mail: eo@exceltrust.com

With a copy to:

Van A. Tengberg, Esq.
Kelly C. Spicher, Esq.
Foley & Lardner LLP
402 West Broadway, Suite 2100
San Diego, California 92101-3542
Telephone: (619) 685-6408
Facsimile: (619) 234-3510
E-mail: vtengberg@foley.com
kspicher@foley.com

The Parties and their respective counsel shall have the right to change their respective address and/or facsimile number or e-mail address for the purposes of this Section 16.2 by providing a Notice of such change in address, facsimile number and/or e-mail address as required under this Section 16.2. The Parties agree that the attorney for a Party listed above shall have the authority to deliver Notices on such Party’s behalf to the other Parties hereto.

Section 16.3 Entire Agreement. This Agreement, including the Exhibits and Schedules referred to herein, is intended to be and constitutes the entire contract between the Parties with respect to the subject matter covered by this Agreement. This Agreement supersedes all previous representations, arrangements, agreements and understandings by and among the Parties with respect to the subject matter covered by this Agreement including, without limitation, all prior letters of intent executed between Buyer and Sellers, and any such representations, arrangements, agreements and understandings are hereby canceled and terminated in all respects. No parole or extrinsic evidence of any kind and no course of dealing or usage of trade or course of performance shall be used to vary, contradict, supplement or add to the terms of this Agreement. All references in this Agreement to the “Agreement” shall mean this Agreement and all Exhibits and Schedules attached hereto or to be executed and delivered in connection herewith.

Section 16.4 Severability. If any provision of this Agreement, or any portion of any such provision, is held to be unenforceable or invalid, the remaining provisions and portions shall nevertheless be carried into effect.

Section 16.5 Remedies. All rights and remedies of the Parties are separate and cumulative, and no one of them, whether exercised or not, shall be deemed to be to the exclusion of or to limit or prejudice any other legal or equitable rights or remedies which the Parties may have, except as otherwise expressly limited herein. Subject to the limitations or remedies imposed elsewhere in this Agreement, the Parties shall not be deemed to waive any of their rights or remedies thereunder, unless such waiver is in writing and signed by the party to be bound. No delay or omission on the part of either party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

Section 16.6 Headings. The headings contained in this Agreement are for convenience only and are not a part of this Agreement, and do not in any way interpret, limit or amplify the scope, extent or intent of this Agreement, or any of the provisions of this Agreement.

Section 16.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.

Section 16.8 Attorneys’ Fees. In the event any litigation is instituted between the Parties arising out of or relating to this Agreement, the Party in whose favor judgment shall be entered shall be entitled to have and recover from the non-prevailing Party all costs and expenses (including reasonable attorneys’ fees and court costs) incurred in such action and any appeal therefrom.

Section 16.9 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws (other than that body of law relating to conflicts of law) of the State of Utah. The proper venue for any claims, causes of action or other proceedings concerning this Agreement shall be in the state and federal courts located in the County of Salt Lake, State of Utah. Each Party agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other jurisdiction or venue. Each of the Parties hereby submits to personal jurisdiction in the State of Utah for the enforcement of this Agreement and hereby waives: (a) any and all personal rights under the law of any state to object to jurisdiction with in the State of Utah for the purposes of any legal action or proceeding to enforce or interpret this Agreement, whether on grounds of inconvenient forum or otherwise; and (b) any bond, surety, or other security that might be required of any other Party with respect thereof.

Section 16.10 No Third Party Beneficiary. This Agreement creates rights and duties only between the Parties, and no third party is or shall be deemed to be or shall have any rights as a third party beneficiary.

Section 16.11 Binding Effect. Subject to Section 16.1 hereof, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors, assigns and legal and personal representatives.

Section 16.12 Time. Time is of the essence for the performance of each and every obligation hereunder. Any reference to any time in this Agreement shall be a reference to the current local time in Salt Lake City, Utah.

Section 16.13 Survivability. Except as otherwise provided in this Agreement and/or in the applicable Transaction Documents to the contrary, all of the covenants and obligations of the Parties in this Agreement and in the applicable Transaction Documents shall not survive the Closing.

Section 16.14 Seller’s 1031 Exchange. Buyer acknowledges that any Seller may engage in a tax deferred exchange (“Seller’s Exchange”) pursuant to Section 1031 of the Code. Without limiting the provisions of Section 16.1 hereof, in order to effect Seller’s Exchange, any Seller may assign its rights in, and delegate its duties under this Agreement, as well as transfer the

Property owned by such Seller, to any exchange accommodator which Seller shall determine. As an accommodation to such Seller, Buyer agrees to cooperate with such Seller in connection with Seller’s Exchange, including the execution of documents therefor, provided the following terms and conditions are satisfied:

(a) Buyer shall have no obligation to take title to any property in connection with Seller’s Exchange;

(b) Except as otherwise provided in this Agreement, Buyer shall not be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any exchange property and/or Seller’s Exchange;

(c) The Closing shall not be contingent or otherwise subject to the consummation of Seller’s Exchange, and the Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the parties to Seller’s Exchange to effect the same;

(d) All representations, warranties, covenants and indemnification obligations of such Seller set forth in this Agreement shall not be affected or limited by such Seller’s use of an exchange accommodator and shall survive Seller’s Exchange and shall continue to inure directly from such Seller for the benefit of Buyer;

(e) All representations, warranties, covenants and indemnification obligations of Buyer set forth in this Agreement shall not be affected or limited by such Seller’s use of an exchange accommodator and shall survive Seller’s Exchange and shall continue to inure directly from Buyer for the benefit of such Seller; and

(f) Such Seller agrees to indemnify, protect, defend (with counsel reasonably acceptable to Buyer) and hold Buyer harmless from and against any and all causes of action, claims, demands, liabilities, costs and expenses, including actual attorneys’ fees and costs, incurred by Buyer in connection with Seller’s Exchange.

Buyer makes absolutely no representations or warranties of any kind or nature (express or implied) that tax deferred exchange treatment is available to any Seller with respect to Seller’s Exchange, or that such a transaction will qualify in any respect for such treatment, and Buyer shall incur no liability if Seller’s Exchange fails to qualify for the tax deferred treatment intended by such Seller. Each Seller hereby acknowledges and represents to Buyer that each Seller is relying solely and entirely upon the advice of such Seller’s own consultants with respect to any and all aspects of Seller’s Exchange. In no event shall the obligations of any Seller under this Agreement be contingent upon this transaction being included as part of Seller’s Exchange.

Section 16.15 Buyer’s 1031 Exchange. Sellers acknowledge that Buyer may be purchasing the Property as an upleg transaction as part of a tax deferred exchange (“Buyer’s Exchange”) pursuant to Section 1031 of the Code. Without limiting the provisions of Section 16.1 hereof, in order to effect Buyer’s Exchange, Buyer may assign its rights in, and delegate its duties under, this Agreement, as well as transfer the Property, to any exchange accommodator which Buyer shall determine. As an accommodation to Buyer, Sellers agrees to cooperate with

Buyer in connection with Buyer’s Exchange, including the execution of documents therefor, provided the following terms and conditions are satisfied:

(a) Sellers shall have no obligation to take title to any property in connection with Buyer’s Exchange;

(b) Except as otherwise provided in this Agreement, Sellers shall not be obligated to pay any escrow costs, brokerage commissions, title charges, survey costs, recording costs or other charges incurred with respect to any exchange property and/or Buyer’s Exchange;

(c) The Closing shall not be contingent or otherwise subject to the consummation of Buyer’s Exchange, and the Escrow shall timely close in accordance with the terms of this Agreement notwithstanding any failure, for any reason, of the parties to Buyer’s Exchange to effect the same;

(d) All representations, warranties, covenants and indemnification obligations of Buyer set forth in this Agreement shall not be affected or limited by Buyer’s use of an exchange accommodator and shall survive Buyer’s Exchange and shall continue to inure directly from Buyer for the benefit of Sellers;

(e) All representations, warranties, covenants and indemnification obligations of each Seller set forth in this Agreement shall not be affected or limited by Buyer’s use of an exchange accommodator and shall survive Buyer’s Exchange and shall continue to inure directly from such Seller for the benefit of Buyer; and

(f) Buyer agrees to indemnify, protect, defend (with counsel reasonably acceptable to Sellers) and hold Sellers harmless from and against any and all causes of action, claims, demands, liabilities, costs and expenses, including actual attorneys’ fees and costs, incurred by Sellers in connection with Buyer’s Exchange.

Sellers makes absolutely no representations or warranties of any kind or nature (express or implied) that tax deferred exchange treatment is available to Buyer with respect to Buyer’s Exchange, or that such a transaction will qualify in any respect for such treatment and Sellers shall incur no liability if Buyer’s Exchange fails to qualify for the tax-deferred treatment intended by Buyer. Buyer hereby acknowledges and represents to Sellers that Buyer is relying solely and entirely upon the advice of Buyer’s own consultants with respect to any and all aspects of Buyer’s Exchange. In no event shall the obligation of Buyer under this Agreement be contingent upon this transaction being included as part of Buyer’s Exchange.

Section 16.16 Business Days. If the Closing Date or any other date described in this Agreement by which any Party hereto must give notice to the other Party hereto or perform or fulfill an obligation hereunder is a Calendar Day that is not a Business Day, then the Closing Date or such other date shall be automatically extended to the next succeeding Business Day.

Section 16.17 Joint Liability. Solely with respect to: (a) the representations and warranties of each Seller as set forth in Article 9 of this Agreement, subject to and limited by the Survival Period, the Floor and the Cap; (b) Seller’s indemnification obligations under Section 15.1 hereof, subject to and limited by the Indemnification Survival Period and the Increased Cap;

(c) all of such Seller’s obligations under this Agreement (but only to the extent and in the event that any Seller is not in compliance with the requirements of Section 5.2(a) hereof), subject to and limited by any applicable survival provisions and the limitations of liability applicable to such Seller pursuant to the terms and conditions of this Agreement; and (d) DDR’s obligations under Article 14 hereof, DDR (the “Joiner”) shall as of the Effective Date execute the Joiner’s Separate Undertaking attached hereto. DDR’s obligations shall in all cases be subject to the terms and conditions of this Agreement and solely with respect to DDR’s obligations pursuant to Section 16.17(a) through (c) above, shall be further limited by the Increased Cap and a survival period ending on December 31, 2016 (if any applicable survival provisions and the limitations of liability applicable to such Seller pursuant to the terms and conditions of this Agreement otherwise exceed the Increased Cap and/or extend beyond December 31, 2016).

Section 16.18 Construction. This Agreement shall not be construed more strictly against one Party than against any other Party merely by virtue of the fact that it may have been prepared primarily by counsel for one of the Parties, it being recognized that both Sellers and Buyer have contributed substantially and materially to the preparation of this Agreement.

Section 16.19 Successors and Assigns. This Agreement shall be binding upon the Parties hereto and their respective heirs and permitted successors and assigns, each of whom shall be entitled to enforce performance and observance of this Agreement, to the same extent as if such heirs, successors and assigns were parties hereto.

Section 16.20 Electronic Transmission of Signatures. In order to expedite the transaction contemplated herein, upon execution of this Agreement by each Party, a telecopied, telefacsimile and/or electronic transmission of each Party’s signatures may be delivered to the other Party (provided such Party is able to receive such transmission) and used in place of original signatures on this Agreement, with the same force and effect as if the countersigned originals of this Agreement had been delivered by each Party to the other Party. Sellers and Buyer acknowledge and agree that they intend to and shall each be bound by such signatures on the telecopied, telefacsimile and/or electronic transmission of this Agreement. Sellers and Buyer further acknowledge and agree that they are aware that each Party will rely on their respective signatures on the telecopied, telefacsimile and/or electronic transmission of this Agreement and hereby waive any and all defenses to the enforcement of the terms of this Agreement based on the form of signature.

Section 16.21 Further Assurances. Each Party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by any other Party to consummate the transaction contemplated by this Agreement.

Section 16.22 Amendments. This Agreement may not be amended, changed or modified except by a writing duly executed by all of the Parties hereto.

Section 16.23 Independent Advice of Counsel. Each Party represents and declares that in executing this Agreement, each of them have relied solely upon their own judgment, belief and knowledge, and the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their respective rights and claims, and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by the other Party hereto or by any person representing the other Party. Each Party further represents and warrants that: (a) before executing this Agreement, such Party had the opportunity to review this Agreement and has completely read and fully understands the provisions of this Agreement; and (b) has acted freely and under no duress, menace or undue influence in executing this Agreement.

Section 16.24 Survival. The provisions of this Article 16 shall survive the Closing.

Section 16.25 Confidentiality. Without the prior written consent of the other Parties, neither Sellers nor Buyer will disclose to any person, other than their legal counsel, employees, agents, consultants and brokers, as well as any Tenants, Temporary Occupants or a proposed lender, either the fact that this Agreement has been entered into or any of the terms, conditions or other facts with respect thereto, including the status thereof; except that, notwithstanding the foregoing: (a) any Party hereto may make such disclosure if compelled by court order or to comply with the requirements of any law, governmental order or regulation; and (b) Sellers and Buyer shall be entitled to disclose the existence of this Agreement prior to Closing (but not any specific material terms, conditions or other facts relating to this Agreement). Neither this Agreement nor any memorandum or short form thereof may be recorded by Buyer. Prior to Closing, no Seller nor Buyer will make any public disclosure or issue any press release pertaining to the existence of this Agreement, or to the proposed acquisition of the Property, except as expressly allowed pursuant to the terms of this Section 16.25 hereof. Following the Closing, the Parties agree to provide prior notice and a copy of any public disclosure prior to issuance and to reasonably cooperate with one another regarding the issuance of press releases relating to the transactions contemplated and then consummated as provided for herein (but none of the Parties hereto will use the name of any other Party hereto in such press release without such other Party’s prior written consent).

[remainder of page intentionally left blank; signatures to follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Mark E. Bratt
Print:	Mark E. Bratt
Title:	Executive Vice President & Chief Investment Officer

Date:	, 2014

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Mark E. Bratt
Print:	Mark E. Bratt
Title:	Executive Vice President & Chief Investment Officer

Date:	, 2014

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Mark E. Bratt
		Print:	Mark E. Bratt
		Title:	Executive Vice President & Chief Investment Officer

		Date:	, 2014

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Mark E. Bratt
Print:	Mark E. Bratt
Title:	Executive Vice President & Chief Investment Officer

Date:	, 2014

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Mark E. Bratt
			Print:	Mark E. Bratt
			Title:	Executive Vice President & Chief Investment Officer

			Date:	, 2014

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Mark E. Bratt
			Print:	Mark E. Bratt
			Title:	Executive Vice President & Chief Investment Officer

			Date:	, 2014

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Mark E. Bratt
	Print:	Mark E. Bratt
	Title:	Executive Vice President & Chief Investment Officer

	Date:	, 2014

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Mark T. Burton
Mark T. Burton
Title: Chief Investment Officer

	Date:	May , 2014

CONSENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to: (i) accept the foregoing Agreement; (ii) be Escrow Agent under said Agreement; (iii) to make all filings required under Section 6045 of the Internal Revenue Code of 1986, as amended; and (iv) be bound by said Agreement in the performance of its duties as Escrow Agent; provided, however, the undersigned shall have no obligations, liability or responsibility under (a) this Consent or otherwise, unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned, or (b) any amendment to said Agreement unless and until the same is accepted by the undersigned in writing.

Dated: May         , 2014

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Title:

JOINER’S SEPARATE UNDERTAKING

Section 16.26 Pursuant to Section 16.17 of the foregoing Agreement, for value received, the undersigned, DDR CORP., an Ohio corporation, hereby joins in this Agreement solely for the purpose of (a) guaranteeing any and all liability of any respective Seller following Closing with respect to: (i) the representations and warranties of each Seller as set forth in Article 9 of this Agreement, subject to and limited by the Survival Period, the Floor and the Cap; (ii) Seller’s indemnification obligations under Section 15.1 hereof, subject to and limited by the Indemnification Survival Period and the Increased Cap; and (iii) all of such Seller’s obligations under this Agreement (but only to the extent and in the event that any Seller is not in compliance with the requirements of Section 5.2(a) hereof), subject to and limited by any applicable survival provisions and the limitations of liability applicable to such Seller pursuant to the terms and conditions of this Agreement; and (b) acknowledging DDR’s obligations and agreeing to be bound by the terms and conditions of Article 14 hereof, subject to the Increased Cap. Notwithstanding the foregoing, DDR’s obligations shall in all cases be subject to the terms and conditions of the Agreement and solely with respect to DDR’s obligations pursuant to subsection (a)(i) through (iii) above, shall be further limited by the Increased Cap and a survival period ending on December 31, 2016 (if any applicable survival provisions and the limitations of liability applicable to such Seller pursuant to the terms and conditions of this Agreement otherwise exceed the Increased Cap and/or extend beyond December 31, 2016).

DDR CORP., an Ohio corporation

By:	/s/ Mark E. Bratt
Print:	Mark E. Bratt
Title:	Executive Vice President & Chief Investment Officer

C-2

EXHIBITS “A-1” THROUGH “A-3”

LEGAL DESCRIPTION OF PARCELS

A-1-1

EXHIBITS “B-1” THROUGH “B-3”

DEPICTION OF PARCELS AND SHOPPING CENTER

B-1

EXHIBIT “C”

SELLER’S DEED

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:

MAIL TAX STATEMENTS TO:

APN:

SPECIAL WARRANTY DEED

For valuable consideration, receipt of which is hereby acknowledged,                             , a                              (“Grantor”), hereby conveys to                             , a                              (“Grantee”), that certain real property and improvements thereon located in the City of                             , County of                             , State of                             , and more particularly described in Exhibit “A” attached hereto and incorporated herein by reference (“Property”), together with all of Grantor’s right, title and interest in and to: (a) all easements, rights-of-way, development rights, entitlements, air rights and appurtenances relating or appertaining to the Property and/or the improvements thereon; (b) all water wells, streams, creeks, ponds, lakes, detention basins and other bodies of water in, on or under the Property, whether such rights are riparian, appropriative, prospective or otherwise, and all other water rights applicable to the Property and/or the improvements thereon; (c) all sewer, septic and waste disposal rights and interests applicable or appurtenant to or used in connection with the Property; (d) all minerals, oil, gas and other hydrocarbons located in, on or under the Property, together with all rights to surface or subsurface entry; and (e) all streets, roads, alleys or other public ways adjoining or serving the Property, including any land lying in the bed of any street, road, alley or other public way, open or proposed, and any strips, gaps, gorse, culverts and rights-of-way adjoining or serving the Property.

SUBJECT to the encumbrances, easements, covenants, conditions, restrictions and other matters listed on Exhibit “B,” attached hereto and incorporated herein by reference.

Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of Grantor herein and none other, subject to the matters above set forth.

IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be executed as of the          day of                     , 201        .

GRANTOR:

By:

Title:

STATE OF	)
) SS:
COUNTY OF	)

BEFORE ME, a Notary Public in and for said County and State, appeared                             , a(n)                              by                             , its                             , who acknowledged that he/she did sign the foregoing instrument on behalf of said                              and that the same is his/her free act and deed both individually and as such officer and the free act and deed of said                             .

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at                             , this          day of                      201        .

Notary Public
My Commission Expires:

EXHIBIT “A”

TO SELLER’S DEED

LEGAL DESCRIPTION OF LAND

EXHIBIT “B”

TO SELLER’S DEED

PERMITTED TITLE EXCEPTIONS

EXHIBIT “D”

BILL OF SALE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,                             , a                              (“Grantor”), hereby sells, conveys, transfers and releases to                             , a                              (“Grantee”), the Personal Property (as defined in the Purchase Agreement) in connection with the ownership, management and/or operation of the real property more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference.

This Bill of Sale is being entered into pursuant to and in accordance with that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated effective                             , 201        , as amended and assigned, by and between Grantor, as “Seller,” and Grantee, as “Buyer” (“Purchase Agreement”).

EXECUTED and to be made effective as of the date of the Closing, as said term is defined in the Purchase Agreement.

GRANTOR:

By:	EXHIBIT - DO NOT SIGN
Title:

D-1

EXHIBIT “A”

TO BILL OF SALE

LEGAL DESCRIPTION OF REAL PROPERTY

(see attached)

D-2

EXHIBIT “E”

CERTIFICATE OF NON-FOREIGN STATUS

The undersigned, being duly sworn, hereby deposes, certifies and states on oath as follows:

1. That the undersigned,                                  (“Transferor”), is duly authorized to execute this Certificate and Affidavit;

2. That Transferor’s principal place of business is                             ;

3. That the Transferor is not a “foreign corporation,” “foreign partnership,” “foreign trust,” or “foreign estate,” as such terms are defined in the United States Internal Revenue Code of 1986, as amended (the “Code”), and Regulations promulgated thereunder, and is not otherwise a “foreign person,” as defined in Section 1445 of the Code;

4. That the Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Treasury Regulations.

5. That the Transferor’s United States taxpayer identification number is                             :

6. That the undersigned is making this Certificate and Affidavit pursuant to the provisions of Section 1445 of the Code in connection with the sale of the real property described on Exhibit “A,” attached hereto and incorporated herein by reference, by the Transferor to                              (“Transferee”), which sale constitutes the disposition by the Transferor of a United States real property interest, for the purposes of establishing that the Transferee is not required to withhold tax pursuant to Section 1445 of the Code in connection with such disposition; and

7. That the undersigned acknowledges that this Certificate and Affidavit may be disclosed to the Internal Revenue Service and other applicable governmental agencies by the Transferee, that this Certificate and Affidavit is made under penalty of perjury, and that any false statement made herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined the foregoing Certificate and Affidavit and I hereby certify that it is true, correct and complete.

TRANSFEROR:

By:	EXHIBIT – DO NOT SIGN
Title:

STATE OF	)
) SS:
COUNTY OF	)

BEFORE ME, a Notary Public in and for said County and State, appeared                             , a(n)                              by                             , its                             , who acknowledged that he/she did sign the foregoing instrument on behalf of said                              and that the same is his/her free act and deed both individually and as such officer and the free act and deed of said                             .

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at                             , this          day of                      201        .

Notary Public
My Commission Expires:

EXHIBIT “A”

TO CERTIFICATE OF NON-FOREIGN STATUS

LEGAL DESCRIPTION OF REAL PROPERTY

EXHIBIT “F”

ASSIGNMENT AND ASSUMPTION OF LEASES, LICENSE AGREEMENTS

AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES, LICENSE AGREEMENTS AND SECURITY DEPOSITS (“Assignment”), is made and dated for reference purposes as of the          day of                     , 201        , by and between                                  (“Assignor”), and                                  (“Assignee”), both of whom may be referred to herein as the “Parties” and each of whom may be referred to herein as a “Party.”

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated                     , 201        , as amended and assigned (“Purchase Agreement”). Unless otherwise expressly defined herein, capitalized terms used herein without definition shall have the same meaning given to such terms in the Purchase Agreement.

B. This Assignment is being made pursuant to the Purchase Agreement for the purpose of memorializing the assignment by Assignor to Assignee of: (a) those Leases set forth on Exhibit “A” attached hereto; (b) the Security Deposits set forth on Exhibit “A” attached hereto and incorporated by reference; and (c) those License Agreements set forth on Exhibit “A” attached hereto and incorporated by reference; all with respect to that certain Improved Parcel more particularly described on Exhibit “B” attached hereto and incorporated by reference.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Assignment of Leases. Subject to the provisions of the Purchase Agreement, effective as of the Closing, Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee, and Assignee hereby accepts the assignment of, all of Assignor’s right, title and interest in and to all Leases, the Security Deposits and the License Agreements, and all of the right, title, estate, interest, benefits and privileges of the lessor or landlord or licensor thereunder, in each case to the extent accruing or relating to the time period on or after the Closing.

2. Assumption of Obligations. Subject to the provisions of the Purchase Agreement, by acceptance of this Assignment, effective as of the Closing, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon the lessor or landlord under the Leases accruing on or after the Closing or imposed upon the licensor under License Agreements accruing on or after the Closing.

3. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective Parties hereto.

4. Attorneys’ Fees. In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

5. Governing Law. This Assignment shall be governed by the laws of the State of Utah.

6. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

7. Cooperation. Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

8. Survival. The provisions of this Assignment shall survive indefinitely.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR: EXHIBIT – DO NOT SIGN

By:

Title:

ASSIGNEE: EXHIBIT – DO NOT SIGN

By:

Title:

[NOTARY BLOCKS TO BE INSERTED]

EXHIBIT “A”

TO ASSIGNMENT AND ASSUMPTION

OF LEASES AND SECURITY DEPOSITS

LEASES; SECURITY DEPOSITS; LICENSE AGREEMENTS

[to be attached]

EXHIBIT “B”

TO ASSIGNMENT AND ASSUMPTION

OF LEASES AND SECURITY DEPOSITS

LEGAL DESCRIPTION

[to be attached]

EXHIBIT “G”

ASSIGNMENT OF PERMITS, ENTITLEMENTS

AND INTANGIBLE PROPERTY

THIS ASSIGNMENT OF PERMITS, ENTITLEMENTS AND INTANGIBLE PROPERTY (the “Assignment”) is dated for reference purposes as of ______________, 201__ and is entered into by _______________________________ (“Assignor”) in favor of ___________________________, a ____________________________ (“Assignee”).

RECITALS

A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated __________, 201___, as amended and assigned (“Purchase Agreement”). Unless otherwise expressly defined herein, capitalized terms used herein without definition shall have the same meaning given to such terms in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Assignment by Assignor. Effective as of the Closing and subject to the terms and provisions set forth in the Purchase Agreement, Assignor hereby transfers and assigns to Assignee, and Assignee hereby assumes from Assignor, to the extent transferable and/or assignable at no cost or expense to Assignor, all of Assignor’s right, title and interest in and to all Permits, Entitlements and Intangible Property.

2. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective Parties hereto.

3. Attorneys’ Fees. In the event of any legal action between Assignor and Assignee arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees and costs incurred in such action and any appeal therefrom.

4. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable with, the laws of the State of Utah.

5. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

6. Cooperation. Assignor hereby agrees to and shall execute and deliver to Assignee any and all documents, agreements and instruments necessary to consummate the transactions contemplated by this Assignment.

7. Survival. The provisions of this Assignment shall survive indefinitely.

G-1

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR: EXHIBIT – DO NOT SIGN

By:

Title:

ASSIGNEE: EXHIBIT – DO NOT SIGN

By:

Title:

G-2

EXHIBIT “H”

GENERAL PROVISIONS OF ESCROW

THESE GENERAL PROVISIONS OF ESCROW (“General Provisions”), are being entered into pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated _____________, 201___, by and between _____________________________, as the “Seller,” and ___________________________________, as the “Buyer,” as the same may be amended from time to time (“Purchase Agreement”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.

THE PARTIES UNDERSTAND AND ACKNOWLEDGE:

1.        Deposit of Funds and Disbursements.    Unless directed in writing by Seller or Buyer, as applicable, to establish a separate, interest-bearing account together with all necessary taxpayer reporting information, all funds received by Escrow Agent shall be deposited in general escrow accounts in a federally insured financial institution (“Depositories”). All disbursements shall be made by Escrow Agent’s check or by wire transfer unless otherwise instructed in writing by the party to receive such disbursement. The Good Funds Law requires that Escrow Agent have confirmation of receipt of funds prior to disbursement.

2.        Disclosure of Possible Benefits to Escrow Agent.    As a result of Escrow Agent maintaining its general escrow accounts with the Depositories, Escrow Agent may receive certain financial benefits such as an array of bank services, accommodations, loans or other business transactions from the Depositories (“Collateral Benefits”). Notwithstanding the foregoing, the term Collateral Benefits shall not include any interest that accrues or is earned on the Deposit and in no event and under no circumstance shall Escrow Agent be entitled to receive and retain any interest that accrues or is earned on the Deposit. All Collateral Benefits shall accrue to the sole benefit of Escrow Agent and Escrow Agent shall have no obligation to account to the parties to this Escrow for the value of any such Collateral Benefits.

3.        Miscellaneous Fees.    Escrow Agent may incur certain additional costs on behalf of the parties for services performed by third party providers. The fees charged by Escrow Agent for such services shall not include a mark-up or premium over the direct cost of such services.

4.        Prorations and Adjustments.    All prorations and/or adjustments shall be made in accordance with the Purchase Agreement.

5.        Contingency Periods.    Escrow Agent shall not be responsible for monitoring contingency time periods between the Parties.

6.        Reports.    As an accommodation, Escrow Agent may agree to transmit orders for inspection, termite, disclosure and other reports if requested, in writing or orally, by the parties or their agents. Escrow Agent shall deliver copies of any such reports as directed. Escrow Agent is not responsible for reviewing such reports or advising the parties of the content of same.

7.        Recordation of Documents.    Escrow Agent is authorized to prepare, obtain, record and deliver the necessary instruments to carry out the terms and conditions of this Escrow and, to the extent that Escrow Agent is also the Title Company, to issue the Title Policy at Closing, subject to and in accordance with the Purchase Agreement or pursuant to separate written instructions to Escrow Agent executed by Seller.

8.        Conflicting Instructions and Disputes.    No notice, demand or change of instructions shall be of any effect in this Escrow unless given in writing by Seller and Buyer. In the event a demand for the Deposit and/or any other amounts in this Escrow is made which is not concurred with by Seller and Buyer, Escrow Agent, regardless of who made demand therefor, may elect to file a suit in interpleader and obtain an order from the court allowing Escrow Agent to deposit all funds and documents in court and have no further liability with respect thereto. If an action is brought involving this Escrow and/or Escrow Agent, Seller and Buyer agree to indemnify and hold Escrow Agent harmless against liabilities, damages and costs incurred by Escrow Agent (including reasonable attorney’s fees and costs) except to the extent that such liabilities, damages and costs were caused by the negligence, gross negligence or willful misconduct of Escrow Agent.

9.        Amendments to General Provisions.    Any amendment to these General Provisions must be mutually agreed to by Seller and Buyer and accepted by Escrow Agent. The Purchase Agreement and these General Provisions shall constitute the entire escrow agreement between the Escrow Agent and the parties hereto with respect to the subject matter of the Escrow.

10.      Copies of Documents; Authorization to Release.    Escrow Agent is authorized to rely upon copies of documents, which include facsimile, electronic, NCR, or photocopies as if they were an originally executed document. If requested by Escrow Agent, the originals of such documents shall be delivered to Escrow Agent. Documents to be recorded MUST contain original signatures. Escrow Agent may furnish copies of any and all documents to the lender(s), real estate broker(s), attorney(s) and/or accountant(s) involved in this transaction upon their request.

11.      Execution in Counterpart.    These General Provisions and any amendments may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute the same instruction.

12.      Tax Reporting, Withholding and Disclosure.    The Parties are advised to seek independent advice concerning the tax consequences of this transaction, including but not limited to, their withholding, reporting and disclosure obligations. Escrow Agent does not provide tax or legal advice and the parties agree to hold Escrow Agent harmless from any loss or damage that the parties may incur as a result of their failure to comply with federal and/or state tax laws. EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW, WITHHOLDING OBLIGATIONS ARE THE EXCLUSIVE OBLIGATIONS OF THE PARTIES AND ESCROW AGENT IS NOT RESPONSIBLE TO PERFORM THESE OBLIGATIONS UNLESS ESCROW AGENT AGREES IN WRITING.

13.      Taxpayer Identification Number Reporting.    Federal law requires Escrow Agent to report Seller’s social security number and/or tax identification number, forwarding address,

and the gross sales price to the Internal Revenue Service (“IRS”). Escrow cannot be closed nor any documents recorded until the information is provided and Seller certifies its accuracy to Escrow Agent.

14.      Purchase Agreement.    In the event of any conflict between the terms and conditions of the Purchase Agreement and the terms and conditions of these General Provisions, the terms and conditions of the Purchase Agreement shall govern.

15.      Notices.    All notices relating to these General Provisions shall be given in compliance with the Notice provisions set forth in the Purchase Agreement.

SELLER:

EXHIBIT – DO NOT SIGN

By:

Title:

Date: _____________, 201__

BUYER:

EXHIBIT – DO NOT SIGN

By:

Title:

Date: ______________, 201__

ESCROW AGENT:

EXHIBIT – DO NOT SIGN

By:

Title:

EXHIBIT “I”

FORM OF TENANT ESTOPPEL CERTIFICATE

To:	Excel Trust, L.P., a Delaware limited partnership
801 North 500 West, Suite 201
West Bountiful, Utah 84010

To:	[Lender]

[Landlord]

RE:

That certain lease agreement dated ____________, 201__, between ___________________________ (“Landlord”) or Landlord’s predecessor in interest and ____________________________________________________________ (“Tenant “) or Tenant’s predecessor in interest (collectively, with any amendment or modification thereto as set forth in Exhibit A, the “Lease”), whereby Tenant leased from Landlord space known as Unit #___________________ (the “Premises”), at property commonly known as ____________ which is located in the City of ____________, State of Utah (the “Property”).

Gentlemen:

Tenant acknowledges that Excel Trust, L.P., a Delaware limited partnership, or its nominee (“Buyer”) is reviewing the possible purchase of the Property from Landlord. Tenant further acknowledges that, in the event Buyer elects to purchase the Property, _________________ (“Lender”), is reviewing the possibility of providing financing to Buyer in connection with Buyer’s purchase of the Property. In connection therewith, Tenant hereby certifies, represents and warrants to Landlord, Buyer, and Lender, and their respective successors and assigns, as follows:

1.        The Lease constitutes the entire correct agreement between Landlord and Tenant with respect to the Premises and the Property, is in good standing full force and effect, and has not been amended, modified or assigned either orally or in writing, except as provided in Exhibit A of this Tenant Estoppel Certificate.

2.        Tenant’s net rentable square footage of Tenant’s Premises is equal to ___________ square feet.

3.        The term of the Lease commenced on _________, 201___, and will terminate on _________, 201__. Tenant has _________ renewal options of _______ years each.

4.        The current monthly amount of base rent payable by the Tenant is equal to $_______. Base rent has been paid through ___________, 201_. No rent has been prepaid by more than thirty (30) days.

5.        Percentage Rent is due upon the dates as described in the Lease and is equal to ______% of Gross Sales in excess of $            .

6.        Tenant is responsible for paying its proportionate share of operating expenses, insurance, real estate taxes and other operating expenses as set forth in the Lease. These expenses and taxes are currently equal the amounts as set forth below:

CAM:	$
Real Estate Taxes:	$
Insurance:	$
Other:	$

Additional rent for operating expenses, insurance premiums, real estate taxes and other operating expenses has been paid through _______, 201_.

7.        Tenant has not deposited any monies or instruments to secure any of its agreements and obligations under the Lease and has not paid any advance rentals or other amounts, except as specified below: (write “NONE” if there is none) ___________

8.        There are no defaults of Landlord or Tenant under the Lease, and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default by Landlord or Tenant under the Lease. Landlord and Tenant are in full compliance with their obligations under the Lease.

9.        No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant, co-tenancies or prohibiting or restricting uses of other tenants.

10.      Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any, have been satisfactorily completed by Landlord, and Tenant has accepted the Premises and is occupying and operating in the Premises.

11.      Tenant has no charge, lien, claim of set-off, abatement or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, and covenants contained therein, and Tenant is not entitled to any concessions, rebates, allowances (including, without limitation, tenant improvement allowances, construction allowances or any other allowances), or other considerations for free or reduced rent.

12.      There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Tenant or pending against Tenant.

13.      Tenant has not subleased all or any portion of the Premises or assigned any of its rights under the Lease, nor pledged any interest therein.

14.      Tenant does not have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Premises or the Property or any portion thereof.

15.      Tenant has never permitted or suffered the generation, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous substance, waste or materials in, on or about the Premises or any adjacent property.

16.      Upon being notified of the closing of the above-referenced proposed purchase, sale and assignment, Tenant agrees to recognize Buyer as Landlord under the Lease and to send all rental payments and communications permitted or required under the Lease to such address as Landlord may, in writing, direct from time to time.

17.      If the Lease is guaranteed, the Guaranty is unmodified and in full force and effect. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by any Guarantor or pending against any Guarantor.

18.      The person(s) whose signature(s) appear(s) below is duly and fully authorized to execute this Tenant Estoppel Certificate and has knowledge of the facts and statements recited herein.

The certifications, representations and warranties herein made shall be binding upon Tenant, its heirs, legal representatives, successors and assigns, and shall inure to Landlord’s, Buyer’s and Lender’s benefit and to the benefit of Landlord’s, Buyer’s and Lender’s respective successors and assigns. Tenant acknowledges that Buyer may rely on this Tenant Estoppel Certificate in conjunction with its purchase and thereafter its ownership and operation of the Property. Tenant further acknowledges that Lender may rely on this Tenant Estoppel Certificate in conjunction with its financing of the purchase of the Property by Buyer.

IN WITNESS WHEREOF, the Tenant has executed and delivered this Tenant Estoppel Certificate this _______ day of ____________, 201___.

TENANT:

By

Title

EXHIBIT “A”

TO FORM OF TENANT ESTOPPEL CERTIFICATE

(Lease Amendments and Modifications if any)

EXHIBIT “J”

FORM OF LANDLORD ESTOPPEL CERTIFICATE

To:	Excel Trust, L.P., a Delaware limited partnership
801 North 500 West, Suite 201
West Bountiful, Utah 84010

To:	[Lender]

RE:

That certain lease agreement dated ____________, 201__, between ___________________________ (“Landlord”) or Landlord’s predecessor in interest and __________________________ (“Tenant”) or Tenant’s predecessor in interest (collectively, with any amendment or modification thereto as set forth in Exhibit A, the “Lease”), whereby Tenant leased from Landlord space known as Unit #___________________ (the “Premises”), at property commonly known as which is located in the City of ____________, State of Utah (the “Property”).

Gentlemen:

Landlord hereby certifies to Buyer as set forth below. This Landlord Estoppel Certificate is being executed and delivered by Landlord to Buyer pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated _____________, 201__, by and between Landlord, as the Seller, and Buyer, as the same may be amended from time to time (“Purchase Agreement”), and shall be subject in all respects to the terms and provisions contained therein. Capitalized terms used in this Landlord Estoppel Certificate without definition shall have the meanings ascribed to such terms in the Purchase Agreement.

1.        The Lease constitutes the entire correct agreement between Landlord and Tenant with respect to the Premises and the Property, is in good standing full force and effect, and has not been amended, modified or assigned either orally or in writing, except as provided in Exhibit A of this Landlord Estoppel Certificate and except with respect to any assignment or sublet completed by Tenant without Landlord’s knowledge which does not release the Tenant or modify Tenant’s obligations to Landlord under the Lease.

2.        The current term of the Lease will terminate on _________, 201__. Tenant has _________ renewal options of _________ years each.

3.        The current monthly amount of base rent payable by the Tenant is equal to $            . Base rent has been paid through _____________, 201___. No rent has been prepaid, except as expressly set forth in the Lease or as specified below (write “NONE” if there is none): _________________________________________________.

4.        Percentage Rent is due upon the dates as described in the Lease and is equal to ___% of Gross Sales in excess of $_______.

5.        Tenant [is] [is not] (as applicable) responsible for paying its proportionate share of operating expenses, insurance and real estate taxes owed regarding the Property, in accordance with the Lease, which amounts, if applicable, have been paid through _____________, 201___.

6.        Tenant has not deposited any monies or instruments to secure any of its agreements and obligations under the Lease and has not paid any advance rentals or other amounts, except as expressly set forth in the Lease or as specified below (write “NONE” if there is none): _________________________________________________.

7.        To Landlord’s actual knowledge, there are no defaults of Landlord or Tenant under the Lease, except as specified below (write “NONE” if there is none): _________________________________________________.

8.        To Landlord’s actual knowledge, Tenant is not entitled to any concessions, rebates, allowances (including, without limitation, tenant improvement allowances, construction allowances or any other allowances), or other considerations for free or reduced rent, except as expressly set forth in the Lease or as specified below (write “NONE” if there is none): _________________________________________________.

9.        Landlord has received no written notice and is not aware of any voluntary or involuntary proceedings in bankruptcy or pursuant to any other similar laws for relief of debtors filed by Tenant or pending against Tenant, except as specified below (write “NONE” if there is none): _________________________________________________.

10.      Tenant does not have any options, rights of first refusal, rights of first offer, expansion rights or similar rights with respect to the Premises or the Property or any portion thereof, except as set forth in the Lease.

11.      If the Lease is guaranteed, to Landlord’s actual knowledge the Guaranty is unmodified and in full force and effect.

12.      The person(s) whose signature(s) appear(s) below is duly and fully authorized to execute this Landlord Estoppel Certificate and has knowledge of the facts and statements recited herein.

The certifications, representations and warranties herein made shall be binding upon Landlord, its heirs, legal representatives, successors and assigns, and shall inure to Buyer’s and Lender’s benefit and to the benefit of Buyer’s and Lender’s respective successors and assigns. Landlord acknowledges that Buyer may rely on this Landlord Estoppel Certificate in conjunction with its purchase and thereafter its ownership and operation of the Property. Landlord further acknowledges that Lender may rely on this Landlord Estoppel Certificate in conjunction with its financing of the purchase of the Property by Buyer.

This Landlord Estoppel Certificate is made with knowledge by the undersigned that reliance is being made upon this Certificate. This Landlord Estoppel Certificate shall become null and void and terminate in its entirety having no further force or effect upon Landlord providing to Buyer and Lender a Tenant Estoppel Certificate executed by the Tenant in form and content as required by the Purchase Agreement, whichever is sooner.

IN WITNESS WHEREOF, Landlord has executed and delivered this Landlord Estoppel Certificate this _____ day of _______, 201__.

LANDLORD: __________________________, a ____________________________

By
Print
Title

EXHIBIT “K”

[RESERVED]

K-1

EXHIBIT “L”

[RESERVED]

L-1

EXHIBIT “M”

FORM OF SELLER’S AFFIDAVIT

STATE OF OHIO	)
) SS.
COUNTY OF CUYAHOGA	)

The undersigned, __________________, a(n) __________________ (referred to herein as “Owner”), being duly sworn according to law, deposes and states that:

1.        Reference is hereby made to the real property located in City of ____________, County of _______________, State of ______________ commonly known as ____________________ and which is more particularly described in Exhibit A to _______________ Title Insurance Company (the “Title Company”) Commitment No. _________________ (the “Property”). This Affidavit is being executed by ________________, the _________________ of Owner.

2.        Owner is authorized to execute this affidavit and has the ability to execute all instruments necessary to convey the Property pursuant to authority under the applicable organizational and governance documents of Owner.

3.        Owner is in good standing in its state of formation.

4.        To Owner’s actual knowledge, without investigation or inquiry, there are no unrecorded documents affecting title to the Property entered into by Owner and no other person or entity that has a legal or equitable right to the Property, in each case other than (a) any matters contained in the real property records of the county in which the Property is located, (b) any matters set forth in the leases or other occupancy agreements with the parties identified on the Rent Roll for the Property dated __________, which has been disclosed to the Title Company, and (c)_________________ [list any other unrecorded documents].

5.        To Owner’s actual knowledge, without investigation or inquiry, Owner has received no actual, written notice of any taxes and/or special assessments affecting the Property other than those shown on the title commitment and as disclosed in the tax assessor’s records.

6.        To Owner’s actual knowledge, without investigation or inquiry, there are no unpaid bills or claims for labor or services performed or materials furnished or delivered during the last three (3) months for alterations, repair, work, or new construction on the Property by Owner that have not been paid in full other than _____________.

7.        To Owner’s actual knowledge, without investigation or inquiry, no proceeding in bankruptcy has been instituted within the past three (3) years by or against Owner, nor has Owner made any assignment for the benefit of creditors within the past three (3) years.

8.        To Owner’s actual knowledge, without investigation or inquiry, there is no action or proceeding asserted against Owner relating to the Property in any state or federal court in the United States, nor are there any state or federal judgments or any federal liens of any kind or nature whatsoever which now constitutes a lien or charge upon the Property.

M-1

9.        This affidavit is given to induce the Title Company to issue that certain title policy in favor of ___________________, pursuant to its Commitment No. __________________, with full knowledge that it will be relying upon the accuracy of same.

Deponent: ___________________________, a(n) _________________________ By:__________________________ Printed Name: _________________ Title: ________________________ Date: __________________, 201__

Sworn to and subscribed before me this _______, day of ________________, 201__.

Notary Public My Commission Expires:
(NOTARIAL SEAL)

M-2

EXHIBIT “N”

FORM OF TENANT NOTICE LETTER

(Landlord)

c/o DDR Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

____________ ___, 201__

«Tenant2»

«Company»

«Address1»

«Address2»

«City», «State» «PostalCode»

«Attn»

Re:	Notice to Tenants of ____________________________________(the “Premises”); «TradeDBA_Name»

Dear Tenant:

Please be advised that on (date of sale) , 201 (the “Effective Date”), the Premises was conveyed and the landlord’s interest in your lease (the “Lease”) was assigned by __________________ (the “Landlord”) to ____________________________________ (the “Purchaser”). The purpose of this letter is to inform you of the acquisition and to facilitate ongoing communication.

In connection with such sale, Landlord as seller, has assigned and transferred its interest in your lease to Purchaser, and Purchaser has assumed and agreed to perform all of Landlord’s obligations under the Lease. Accordingly, (i) all of your obligations as tenant under the lease from and after Effective Date (including, but not limited to, your obligations to pay rent) shall be performable to and for the benefit of Purchaser, its successors and assigns, and (ii) all of the obligations of the landlord under the lease from and after Effective Date shall be binding obligations of Purchaser, and its successors and assigns, and Landlord shall have no further obligations under the lease.

Until otherwise directed by Purchaser, communications with Purchaser with respect to the following matters should be directed as follows:

I.        Rent.    All rents, additional rents and other charges under the lease for periods from and after Effective Date are to be made payable to Purchaser at the following address:

Attention:

All rental payments and other monies due under your Lease for periods prior to Effective Date, should be made payable to (Landlord) and mailed to: (Landlord), c/o DDR Corp., 3300 Enterprise Parkway, Beachwood, Ohio 44122.

N-1

II.        Notices. All notices and other communications to the landlord under your Lease shall be delivered to Purchaser at the following address:

Attention:

III.        Personnel. If you have specific questions, please feel free to contact any of the following persons:

The contact person with respect to operational matters is:
Phone: ___________________
E-mail: ____________________

The contact person for leasing is:
Phone: ___________________
E-mail: ____________________

The contact for accounting is:	Phone: ___________________
E-mail: ____________________

Please amend the insurance policies, which you are required to maintain under, your lease to delete Landlord as an additional insured thereunder and to include Purchaser as an additional insured thereon.

We appreciate your patience and cooperation during this transition.

SELLER:	PURCHASER:

By:	By:
Name:	Name:
Title:	Title:

M-2

SCHEDULE “1.0”

LIST OF SELLER’S DELIVERIES

[TO BE ATTACHED]

Schedule  -1

SCHEDULE “2.0”

RENT ROLL

[To be attached]

Schedule -1

SCHEDULE “3.0”

PURCHASE PRICE ALLOCATION

	Parcel/Improved Parcel	Allocable Share of Purchase Price for each Improved Parcel

1.	The Family Center at Fort Union	$131,860,259.00
2.	The Family Center at Taylorsville	$75,730,750.00
3.	The Family Center at Orem	$18,040,991.00

		$225,632,000.00

For purposes of Section 4.1(d) of the Purchase Agreement:
4.	The Chase Parcel	$1,250,000.00

Schedule - 1

SCHEDULE “4.0”

PERMITTED TITLE MATTERS TO BE RECORDED

Schedule - 1

SCHEDULE “5.0”

SCHEDULE OF LEASES

Schedule - 1

SCHEDULE “6.0”

SCHEDULE OF LICENSE AGREEMENTS

Schedule - 1

SCHEDULE “7.0”

LIST OF DIRECT TAX PAYING TENANTS

Schedule - 1

SCHEDULE “8.0”

QUALIFIERS TO SELLER’S REPRESENTATIONS AND WARRANTIES

Schedule - 1

SCHEDULE “9.0”

LIST OF TENANTS AT TAYLORSVILLE PARCEL SUBJECT TO BANKRUPTCY CONDITION

Shopko

FYE

Sports Authority

Jo-Ann

24 Hour Fitness

Bed Bath

Ross

Petsmart

Guitar Center

Old Spaghetti Factory

Famous Footwear

Dollar Tree

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “First Amendment”), is effective as of the 13th day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this First Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 11:59 p.m. on August 15, 2014 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.”

2. Full Force and Effect. Except as expressly provided in this First Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

3. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

1

4. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

2

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

3

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

4

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

5

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Second Amendment”), is effective as of the 15th day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Second Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment” and together with the Original Purchase Agreement, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Original Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 7:00 p.m. on August 18, 2014 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.”

2. Full Force and Effect. Except as expressly provided in this Second Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

1

3. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

4. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

2

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

3

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

4

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

5

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Third Amendment”), is effective as of the 18th day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Third Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment”) and as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 15, 2014 (the “Second Amendment” and together with the Original Purchase Agreement and First Amendment, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Original Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 3:00 p.m. on August 19, 2014 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.”

1

2. Full Force and Effect. Except as expressly provided in this Third Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

3. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

4. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

2

IN WITNESS WHEREOF, the Parties have executed this Third Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

3

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

4

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

5

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Fourth Amendment”), is effective as of the 19th day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Fourth Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment”), as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 15, 2014 (the “Second Amendment”), and as further amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 18, 2014 (the “Third Amendment” and together with the Original Purchase Agreement, the First Amendment and the Second Amendment, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Original Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 3:00 p.m. on August 21, 2014 (the “Investigation Period”), Buyer shall have the right to conduct and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without

1

limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.”

2. Full Force and Effect. Except as expressly provided in this Fourth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

3. Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

4. Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

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IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

3

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

4

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

5

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Fifth Amendment”), is effective as of the 21st day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Fifth Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment”), as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 15, 2014 (the “Second Amendment”), as further amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 18, 2014 (the “Third Amendment”), and as further amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 19, 2014 (the “Fourth Amendment”) and together with the Original Purchase Agreement, the First Amendment, the Second Amendment and the Third Amendment, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Investigation Period. The first sentence of Section 4.1 of the Original Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“During the time period commencing upon the Effective Date of this Agreement, and terminating at 3:00 p.m. on August 22, 2014 (the “Investigation Period”), Buyer shall have the right to conduct

1

and complete an investigation of all matters pertaining to the Property and Buyer’s purchase thereof including, without limitation, the matters described in this Section 4.1, subject to the terms and limitations set forth in this Agreement.”

2. Full Force and Effect. Except as expressly provided in this Fifth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

3. Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

4. Counterparts. This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

2

IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

3

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

4

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

5

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Sixth Amendment”), is effective as of the 22nd day of August, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Sixth Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment”), as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 15, 2014 (the “Second Amendment”), as further amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 18, 2014 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 19, 2014 (the “Fourth Amendment”), and as further amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 21, 2014 (the “Fifth Amendment”, and together with the Original Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Buyer’s Election Not to Terminate. Buyer’s execution and delivery of this Sixth Amendment as of the Amendment Effective Date shall be deemed as the delivery by Buyer of Buyer’s Election Not to Terminate in accordance with Section 4.3 of the Original Purchase

1

Agreement and is hereby deemed as being timely delivered prior to the expiration of the Investigation Period.

2.	Objection Notice and Cure Election Notice.

a. The Parties hereby acknowledge that Buyer delivered a prior Objection Notice to Sellers with respect to certain Objection Matters, and Sellers delivered a Cure Election Notice to Buyer (the “Original Seller Response Letter”) with respect to such Objection Matters. Pursuant to subsequent discussions between the Parties, Sellers have agreed to cure certain of Buyer’s Objection Matters in accordance with the manner of cure prescribed on Schedule 1 attached hereto (collectively, the “Sellers’ Cure Obligations”). Accordingly, the Original Seller Response Letter is hereby deemed retracted, rescinded and nullified and shall be of no force and effect (except for any updates of Sellers’ representations and warranties as contained in such Original Seller Response Letter pursuant to Section 9.18 of the Original Purchase Agreement which remain valid and in effect), and all references in the Purchase Agreement to Sellers’ Cure Election Notice shall be deemed to refer to Schedule 1 attached hereto, and all references in the Purchase Agreement to the Objection Matters that Sellers have elected to cure by the Cure Deadline shall be deemed to refer to Sellers’ Cure Obligations set forth thereon. Subject to such terms and provisions otherwise set forth in this Sixth Amendment, and subject to Sellers’ satisfaction of all of Sellers’ Cure Obligations to Buyer’s reasonable satisfaction on or before the Cure Deadline, Buyer acknowledges and agrees that Buyer has: (i) accepted Sellers’ Cure Obligations; (ii) elected to continue the Purchase Agreement in effect without modification (except as amended by this Sixth Amendment) pursuant to the provisions of Section 4.3 of the Original Purchase Agreement; and (iii) elected to purchase the Property subject to and in accordance with the terms and conditions of the Purchase Agreement (as amended hereby), and expressly subject to the other Objection Matters that are not included as part of Sellers’ Cure Obligations (and which other Objection Matters Sellers have elected or are deemed to have elected not to cure).

b. Notwithstanding any provision to the contrary set forth in Section 5.1(h)(ii) of the Original Purchase Agreement, with respect to those Leases for which Seller has agreed to revise the form of Tenant Estoppel Certificate as part of Seller’s Cure Obligations, Buyer acknowledges that in the event the applicable Tenant strikes out the additional language to be added to such Tenant Estoppel Certificate being requested from the Tenant, Buyer shall not have the right to disapprove such Tenant Estoppel Certificate based on such deletion.

c. Notwithstanding any provision to the contrary set forth in Section 5.1(h)(ii) of the Original Purchase Agreement, Section 5.1(h)(ii) of the Original Purchase Agreement is hereby deemed modified such that the following phrase is deleted in each of the two (2) instances it appears in such Section 5.1(h)(ii): “and such matter was not previously disclosed to Buyer: (1) in writing prior to the date that is five (5) Business Days prior to the expiration of the Investigation Period; (2) [reserved]; or (3) in any written notice delivered by Seller to Buyer pursuant to Section 9.18 relating to any modification to Seller’s representations and warranties.” The foregoing deletion shall

2

only apply as to any Objection Matters affirmatively raised as a default by Tenants in the Tenant Estoppel Certificates that are delivered to Buyer in accordance with Section 5.1(h) of the Original Purchase Agreement.

d. Notwithstanding anything to the contrary as contained herein or in the Purchase Agreement, under no circumstances shall the delivery by any Tenants of an executed Tenant Estoppel Certificate containing such language as shall be requested from such Tenants based upon the revised form of Tenant Estoppel Certificate provided for with respect to Seller’s Cure Obligations be deemed a condition or contingency to Closing or otherwise give rise by itself to any termination right in favor of Buyer under the Purchase Agreement, and Buyer’s approval or disapproval of any delivered Tenant Estoppel Certificate from such Tenants shall be governed solely in accordance with the terms and provisions of the Original Purchase Agreement, as amended by this Sixth Amendment.

3.	Closing.

a. Section 8.4 of the Original Purchase Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

“8.4 Closing. The closing of the transaction contemplated by this Agreement (“Closing”) shall take place at the offices of Escrow Agent, or at such other location as may be mutually agreed upon in writing by Sellers and Buyer, by no later than 2:00 p.m. on September 29, 2014 (the “Closing Date”), subject to extension as provided for in Sections 5.1(h) and 5.1(j).”

b. Notwithstanding anything to the contrary as contained in the Purchase Agreement, under no circumstances shall Buyer have any right to extend the Closing or the Closing Date beyond 2:00 p.m. on September 30, 2014, and any and all such extension rights in favor of Buyer with respect to the Closing, including, without limitation, as set forth in the third (3rd) sentence Section 5.1(h)(ii) of the Original Purchase Agreement and as set forth in the first (1st) sentence of Section 8.6(b) of the Original Purchase Agreement, are hereby deemed modified to the extent necessary such that Buyer shall have no right to extend the Closing or the Closing Date beyond 2:00 p.m. on September 30, 2014.

c. In the event that the Closing has not occurred by 2:00 p.m. on September 30, 2014, and if Sellers have not otherwise agreed to extend the Closing in accordance with any extension right of Sellers under the Purchase Agreement, then Sellers shall be entitled, but not required, to terminate the Purchase Agreement upon written notice to Buyer, in which event, unless Sellers or Buyer are otherwise in default of the Purchase Agreement in accordance with Section 8.6 of the Original Purchase Agreement (pursuant to which the respective Parties shall be entitled to exercise such Parties’ rights and remedies in connection therewith), the Purchase Agreement shall then be deemed terminated (other than those provisions which expressly provide that they survive any

3

termination of the Purchase Agreement) and Escrow Agent shall cause the Deposit to be paid to Buyer.

d. Notwithstanding anything to the contrary as contained in the Purchase Agreement, the Estoppel Delivery Deadline shall be September 24, 2014.

4. Purchase Price Credit. Notwithstanding anything to the contrary as contained in the Purchase Agreement, Buyer’s Objection Notice, or Sellers’ Cure Election Notice, Buyer and Sellers hereby acknowledge and agree that, in connection with certain matters relating to the condition of the Property and leasing matters at the Property, Sellers have agreed to provide Buyer an aggregate credit against the Purchase Price at Closing in the amount of Two Million Three Hundred Sixteen Thousand and 00/100 Dollars ($2,316,000.00). Accordingly, all references to the “Purchase Price” in the Purchase Agreement shall be deemed to refer to the sum of Two Hundred Twenty-Three Million Three Hundred Sixteen Thousand and 00/100 Dollars ($223,316,000.00), and all references to the “Purchase Price Allocation” shall be deemed to refer to the following allocation of the Purchase Price: (i) with respect to the Fort Union Improved Parcel, One Hundred Thirty-One Million Four Hundred Seventy-One Thousand One Hundred Nine and 00/100 Dollars ($131,471,109.00); (ii) with respect to the Orem Improved Parcel, Sixteen Million Nine Hundred Sixty Thousand Three Hundred Forty One and 00/100 Dollars ($16,960,341.00); and (iii) with respect to the Taylorsville Improved Parcel, and 00/100 Dollars ($74,884,550.00).

5. Guitar Center. Notwithstanding anything to the contrary in the Purchase Agreement, Sellers and Buyer hereby acknowledge and agree that with respect to that certain Lease with Guitar Center relating to certain space leased by Guitar Center at the Taylorsville Property (the “Guitar Center Lease”): (i) Hermes Limited, as landlord under such Lease, shall from and after Closing promptly and with due diligence complete, in a good and workmanlike manner and in accordance with all applicable laws, all required landlord work currently required as of the Amendment Effective Date to be completed by the landlord thereunder (consisting of the demolition of Guitar Center’s previously occupied building now being vacated and replacing such building with parking areas) in accordance with the Guitar Center Lease (collectively, the “Work Obligations”), which Work Obligations were previously commenced by Hermes Limited and shall be completed at the sole cost and expense of Hermes Limited within the time period therefore under the Guitar Center Lease; and (ii) Hermes Limited shall be responsible for and shall pay, either prior to or after Closing, or reimburse Buyer after the Closing, as applicable, as and when due or applied, all Leasing Commissions and Tenant Inducement Costs relating to such Guitar Center Lease and the Lease with Pet Smart (but only with respect to the rental reduction, to the extent such reduction applies and only until such reduction no longer applies based upon the completion of the Work Obligations and regardless of whether such reduction is shown on the Rent Roll) and otherwise currently provided for as of the Amendment Effective Date, and notwithstanding the provisions of Section 11.2(d) of the Original Purchase Agreement or any other provisions of the Original Purchase Agreement, Buyer shall not be entitled to and shall not receive a credit for any such amounts at Closing. Buyer agrees to reasonably and in good faith cooperate with Hermes Limited in connection the completion of such Work Obligations by Hermes Limited, provided that Buyer shall not be required to incur any costs or liability in connection with the foregoing. Following Closing, Hermes Limited (or its contractors) shall carry commercial general liability insurance covering all activities conducted

4

by or on behalf of Hermes Limited on the Taylorsville Property with reasonable limits and with a carrier reasonably acceptable to Buyer (provided Hermes Limited’s existing carrier with respect to such insurance shall be deemed reasonably acceptable). Such insurance shall name Buyer as an additional insured. Following Closing and prior to any entry onto the Taylorsville Property by Hermes Limited or its agents or representatives, and as a condition to Hermes Limited’s right to enter onto the Taylorsville Property, Hermes Limited shall provide proof of such insurance to Buyer. Subject to the foregoing, upon reasonable advance notice, Buyer agrees to provide Hermes Limited with reasonable access to the Taylorsville Parcel following Closing to the extent necessary to cause the completion of such Work Obligations. Buyer shall designate an individual(s) for Hermes Limited to coordinate such access to the Taylorsville Parcel following the Closing. Upon completion of the Work Obligations, Hermes Limited shall notify Buyer in writing. Upon completion of the Work Obligations, Hermes Limited shall promptly deliver or cause to be delivered to Buyer: (1) unconditional lien waivers and releases from the general contractor and subcontractors performing the work in connection with the Work Obligations; and (2) such other documentation as reasonably requested by Buyer in connection with the completion of the Work Obligations and the Tenant’s acceptance of the improvements relating to the Work Obligations, but only to the extent Guitar Center is otherwise required to provide any such documentation as may be set forth in the Guitar Center Lease. Hermes Limited shall promptly assign or cause to be assigned, to the extent assignable and at no cost to Hermes Limited, all warranties, if any, relating to the Work Obligations. In the event that Hermes Limited fails to promptly and with due diligence complete the Work Obligations following Closing as provided for herein, then, following written notice from Buyer to Hermes Limited as to Hermes Limited’s failure and as to Buyer’s intent to complete the Work Obligations, and if such failure is not reasonably addressed and/or remedied by Hermes Limited within thirty (30) days following Hermes Limited’s receipt of written notice thereof, in such event Buyer may then elect to proceed in completing the Work Obligations and all costs, fees and expenses incurred in connection with completing the Work Obligations shall be borne by and shall be the responsibility of Hermes Limited. The provisions of this Section 5 shall survive the Closing.

6.	Chase ROFR.

a. In connection with Section 4.1(d) of the Original Purchase Agreement with respect to the Right of First Refusal for the Chase Parcel, Sellers represent that DDR Fort Union sent an offer letter to Chase Bank on July 11, 2014, a copy of which was provided to Buyer, and Sellers have not received any response from Chase Bank to such letter. Notwithstanding anything to the contrary as contained in Section 4.1(d) of the Original Purchase Agreement, Buyer hereby acknowledges that the Right of First Refusal with respect to the Chase Parcel at the Fort Union Property is deemed waived by Chase Bank based upon Chase Bank’s failure to timely exercise the Right of First Refusal. Accordingly, the Chase Parcel shall not be excluded from the Property subject to the Purchase Agreement.

b. Notwithstanding anything to the contrary as contained herein or in the Purchase Agreement, Sellers and Buyer acknowledge: (i) the existence of that certain right of first refusal that is set forth in the Lease with Chase Bank with respect to the Taylorsville Property (the “Chase Bank Lease”) and that is applicable to the building of which Chase Bank’s leased premises are a part (the “Taylorsville Chase Building”); (ii)

5

that Hermes Limited delivered that certain notice letter dated August 18, 2014 to Chase Bank (the “Taylorsville Offer Letter”), pursuant to which Chase Bank may elect to acquire the Taylorsville Chase Building in accordance with such tenant’s Lease and in accordance with the Taylorsville Offer Letter; and (iii) that in the event Chase Bank timely elects to acquire the Taylorsville Chase Building, the Taylorsville Chase Building may be excluded from the Property to be conveyed to Buyer pursuant to the Purchase Agreement, subject to and in accordance with the terms and conditions set forth herein. In the event Chase Bank timely elects to acquire the Taylorsville Chase Building pursuant to the Taylorsville Offer Letter and such Taylorsville Chase Building is legally subdivided from the larger parcel of which it is a part, then the respective Seller shall be entitled to sell the Taylorsville Chase Building to Chase Bank for a purchase price equal to Four Million Four Hundred Ninety-One Thousand Five Hundred Ninety-Two and 00/100 Dollars ($4,491,592.00) (the “Taylorsville Offer Price”) and upon the other terms and conditions more particularly set forth in the Taylorsville Offer Letter, in which event: (A) the Purchase Agreement shall be deemed further modified to the extent required to remove such Taylorsville Chase Building from the Property subject to the Purchase Agreement; (B) the Purchase Price shall be reduced in the amount of the Taylorsville Offer Price; and (C) the Purchase Agreement shall otherwise remain unmodified and in full force and effect.

7.	Taylorsville Supplemental Environmental Testing.

a. The Taylorsville Seller hereby acknowledges that Buyer is seeking to commission a subsurface investigation with respect to certain limited additional environmental testing at the Taylorsville Property (the “Taylorsville Supplemental Testing”) in accordance with that certain revised Proposal for Subsurface Investigation issued to TriGate Acquisitions II, LLC by ADR Environmental Group, Inc. dated August 21, 2014, a copy of which was delivered to Sellers by Buyer’s legal counsel on August 21, 2014, and in accordance with the approximate boring locations set forth on that certain Proposed Boring Location Site Plan also delivered to Sellers by Buyer’s legal counsel on August 21, 2014 (collectively, the “Scope of Work”). The Taylorsville Seller hereby approves of Buyer conducting the Taylorsville Supplemental Testing strictly in accordance with the Scope of Work and at such time or times as shall be reasonably approved in advance by the Taylorsville Seller so as to reasonably minimize any disruptions with respect to the use and occupancy of the Taylorsville Property by the Tenants thereon.

b. The Taylorsville Supplemental Testing shall be conducted at Buyer’s sole cost and expense and shall be subject in all respects to the terms and provisions of the Purchase Agreement, including, without limitation, any and all repair, indemnity, insurance and confidentiality obligations of Buyer as set forth therein. Buyer expressly acknowledges and agrees that the Taylorsville Supplemental Testing, the results thereof, and any information, reports or documentation relating thereto shall be kept strictly confidential by Buyer in accordance with the Purchase Agreement, including, without limitation, the provisions set forth in Section 4.1(c) of the Original Purchase Agreement, which obligation shall survive any termination of the Purchase Agreement.

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c. Buyer shall have until the earlier of: (i) three (3) business days after Buyer’s receipt of verbal results of the Taylorsville Supplemental Testing, or (ii) 3:00 p.m. on September 9, 2014 (the earlier of (i) or (ii) herein being defined as the “Testing Deadline”), in which to provide written notice to Sellers that the results of the Taylorsville Supplemental Testing are either acceptable or not acceptable to Buyer or Buyer’s lender in Buyer’s or such lender’s commercially reasonable discretion, and following Buyer’s receipt of the Taylorsville Supplemental Testing report, Buyer shall deliver to Sellers a copy of the Taylorsville Supplemental Testing report(s) if so requested by Sellers. Notwithstanding the foregoing, in the event that Buyer has not received the Taylorsville Supplemental Testing results by September 9, 2014, Buyer shall be entitled to terminate this Agreement pursuant to the provisions of this Section 7(c). Notwithstanding the foregoing or anything to the contrary as contained in this Sixth Amendment, under no circumstances shall any Seller have any obligations or liabilities to Buyer with respect to such Taylorsville Supplemental Testing and the results thereof, nor shall any Seller be required to cure any matters associated with such Taylorsville Supplemental Testing and the results thereof pursuant to the terms of the Purchase Agreement. If the results of the Taylorsville Supplemental Testing are not acceptable to Buyer or Buyer’s lender in Buyer’s or such lender’s commercially reasonable discretion, then Buyer may terminate the Purchase Agreement by written notice given to Sellers on or before the Testing Deadline, in which event the Purchase Agreement shall automatically terminate (other than those provisions which expressly provide that they survive any termination of the Purchase Agreement) and Escrow Agent shall immediately cause the Deposit to be paid to Buyer without the need of any further written authorization or consent from Sellers. Sellers and Buyer shall execute such cancellation instructions as may be reasonably necessary to effectuate the cancellation of the Escrow, as may be required by Escrow Agent. Any escrow cancellation, title cancellation or other cancellation costs in connection therewith shall be borne by Buyer.

d. If Buyer fails to terminate the Purchase Agreement prior to the Testing Deadline as permitted herein, Buyer (and Buyer’s lender) shall be deemed to have approved the results of the Taylorsville Supplemental Testing, to have waived the contingency relating to the Taylorsville Supplemental Testing, and to have elected to proceed with the purchase of the Property subject to and in accordance with the terms and conditions of the Purchase Agreement.

e. For the avoidance of doubt, Sellers and Buyer hereby again expressly acknowledge and agree that Buyer has no right to purchase, and Sellers have no obligation to sell, less than all of the Property (subject only to the terms of Section 6(b) of this Sixth Amendment), it being the express agreement and understanding of Buyer and Sellers that Sellers have agreed to sell, and Buyer has agreed to purchase, all of the Property and each of the Improved Parcels subject to the Purchase Agreement, including, without limitation, the Fort Union Property, the Orem Property, and the Taylorsville Property, subject to and in accordance with the terms and conditions of the Purchase Agreement as amended hereby, including, without limitation, Section 16.1 of the Original Purchase Agreement.

8.	[RESERVED].

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9. Buyer’s Release of Seller. The last paragraph of Section 10.3 of the Original Purchase Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Notwithstanding the foregoing or any provision to the contrary set forth in this Agreement, the provisions of this Section 10.3 shall not apply to claims or causes of action that may be asserted by Buyer against any Seller or DDR based upon an alleged breach of: (i) any indemnity obligations set forth in this Agreement which have not expired pursuant to the express terms and conditions of this Agreement, or any other any indemnity obligations of DDR in favor of Buyer which have not expired pursuant to the express terms and conditions thereof; (ii) a representation or warranty by any Seller under Article 9 of this Agreement which is not otherwise waived or expired pursuant to the express terms and conditions of this Agreement; (iii) a covenant of any Seller or DDR that survives the Closing which is not otherwise waived or expired pursuant to the express terms and conditions of this Agreement, or any other any covenant of DDR in favor of Buyer which has not expired pursuant to the express terms and conditions thereof; and (iv) any claim or cause of action relating to certain environmental conditions which existed or originated prior to the Closing Date (whether first manifesting or being discovered before or after the Closing Date) in the vicinity of the former on-site dry cleaner at the Fort Union Property, which conditions have been, are being, or will be investigated, sampled, analyzed, addressed, and/or remediated as part of, or in conjunction with, the Cleanup Agreement, and which conditions relate to the following chemicals and contaminants listed on Schedule “A” attached hereto.”

In connection with the foregoing, the Schedule “A” attached hereto shall be deemed added as new Schedule “A” to the Original Purchase Agreement.

10. Environmental. Section 14.3 of the Original Purchase Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“14.3 Environmental Covenants. DDR shall use commercially reasonable efforts to cause the Utah Department of Environmental Quality (“DEQ”) to provide Buyer with a liability release (following issuance of a Certificate of Completion) substantially similar to that liability release afforded to DDR at such time as DDR is issued a Certificate of Completion as provided for in the Cleanup Agreement. Subject to the foregoing, DDR shall not otherwise amend, modify or terminate the Cleanup Agreement without first obtaining Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. DDR and Buyer acknowledge and agree that: (i) DDR

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shall promptly deliver to Buyer copies of any correspondence, documents, test results or other written communications submitted to DEQ or received from DEQ by DDR with respect to DDR’s cleanup obligations under the Cleanup Agreement and the procurement of a Certificate of Completion, provided such obligation as it applies to email correspondence and communications shall be limited to material correspondence and communications (excluding from such materiality standard any attachments thereto); (ii) Buyer and Buyer’s members, managers, officers, directors, employees, affiliates, agents, consultants, advisors, successors and assigns shall be precluded from participating in any meetings (in person or by telephone or teleconference) with DEQ with respect to the matters covered by the Cleanup Agreement and the procurement of a Certificate of Completion; (iii) DDR shall keep Buyer reasonably informed with respect to the status of obtaining a Certificate of Completion and the substance of all discussions with DEQ, and DDR agrees to reasonably cooperate with any reasonable requests of Buyer as to matters relating to the Cleanup Agreement that Buyer reasonably believes should be discussed with DEQ; (iv) Buyer and Buyer’s members, managers, officers, directors, employees, affiliates, agents, consultants, advisors, successors and assigns shall have no right to contact, and shall refrain from contacting, DEQ or any other governmental authorities with respect to the matters covered by the Cleanup Agreement and the procurement of a Certificate of Completion; provided, however, to the extent DEQ first initiates contact with Buyer then Buyer shall promptly notify DDR and, prior to responding to DEQ, DDR and Buyer agree to reasonably cooperate in good faith in determining the proper manner for responding and in terms of coordinating a reasonable response by DDR to such contact; (v) to the extent required by any governmental agency and prior to the procurement of a Certificate of Completion, DDR shall be obligated to remediate the Environmental Conditions in accordance with all laws and regulations; and (vi) in connection with the Cleanup Agreement and the procurement of a Certificate of Completion, DDR has complied and shall continue to comply with all applicable laws and regulations relating to the disclosure of test results, or any other information relating to the Environmental Conditions, to regulatory agencies, the Tenants and any other persons or entities to which the applicable Sellers and DDR have a legal obligation to disclose such information.”

11. Survival of Environmental Obligations. The following language is hereby added as a new Section 14.4 to the Original Purchase Agreement.

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“14.4 Survival. Notwithstanding any provision to the contrary set forth in this Agreement, the provisions of this Article 14 shall survive the Closing indefinitely.”

12. References. All references to the “Purchase Agreement” or “Agreement” in the Purchase Agreement and in this Sixth Amendment shall be deemed to refer to the Purchase Agreement, as amended by this Sixth Amendment.

13. Full Force and Effect. Except as expressly provided in this Sixth Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

14. Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns.

15. Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

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IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

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HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

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BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

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JOINDER

DDR CORP., an Ohio corporation, hereby joins in this Sixth Amendment solely for the purpose of: (i) acknowledging the terms and provisions contained herein and DDR’s obligations under this Sixth Amendment; (ii) [reserved]; and (iii) guaranteeing any and all liability of Hermes Limited with respect to all of such Seller’s obligations under Section 5 of this Sixth Amendment.

DDR CORP., an Ohio corporation

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

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Schedule 1

Sellers’ Cure Obligations

Family Center at Fort Union, Midvale, UT

Title:

In connection with Buyer’s Objection Matters relating to the Title Insurer’s Commitment No. NCS-670466-A-SF, dated effective May 19, 2014, Sellers have agreed to the following:

1.	Schedule B – Section 1.

Cure: The respective Sellers shall comply with those Schedule B, Section 1 items applicable to and relating to such Sellers, subject to and in accordance with the Purchase Agreement, and to the extent such requirements are customary and are reasonably required by the Title Insurer.

2.	Schedule B – Section 2.

a. Exceptions 1 through 7 (Standard Exception).

Cure: The respective Sellers will deliver the deed, and the other Seller closing deliveries in accordance with the Purchase Agreement, as well as a signed Owner’s Affidavit in the form agreed upon with Title Insurer.

b. Exception 9.

Cure: Taxes shall be paid, prorated and otherwise handled in accordance with the Purchase Agreement.

c. Exception 28.

Cure: Sellers shall reasonably cooperate with Buyer, at no cost or expense to Sellers and prior to Closing, in attempting to secure the release of this easement from the beneficiary thereof; provided, however, the foregoing shall not be deemed a condition or contingency to Closing or otherwise give rise to any termination right in favor of Buyer under the Purchase Agreement.

d. Exception 42.

Cure: Sellers shall use commercially reasonable efforts, at no cost or expense to Sellers and prior to Closing, in order to obtain the consent of the City of Midvale, in recordable form, to the assignment of such rights arising under this instrument to Buyer at Closing; provided, however, the foregoing shall not be deemed a condition or contingency to Closing or otherwise give rise to any termination right in favor of Buyer under the Purchase Agreement.

e. Exceptions 65.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

f. Exception 90.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

g. Exceptions 110.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

h. Exception 123.

Cure: Sellers shall cause Title Insurer to delete and/or affirmatively insure over such exception with respect to any Preliminary Notices in Buyer’s Title Policy to be issued at Closing.

Family Center at Orem, Orem, UT

Title:

In connection with Buyer’s Objection Matters relating to the Title Insurer’s Commitment No. NCS-670466-B-SF, dated effective May 15, 2014, Sellers have agreed to the following:

Schedule B—Section 1

Cure: The respective Sellers shall comply with those Schedule B, Section 1 items applicable to and relating to such Sellers, subject to and in accordance with the Purchase Agreement, and to the extent such requirements are customary and are reasonably required by the Title Insurer.

Schedule B – Section 2

Cure: The respective Sellers will deliver the deed, and the other Seller closing deliveries in accordance with the Purchase Agreement, as well as a signed Owner’s Affidavit in the form agreed upon with Title Insurer.

Exception 16. Easement and Operation Agreement

1.	Section 1.03.

Cure: Sellers will give the notice required by Section 1.03 of the Agreement in accordance with the terms thereof.

2.	Section 11.02. (f).

Cure: Sellers shall promptly request an estoppel certificate from the other parties to the Agreement certifying that the Sellers are not in default in the performance of their obligations under this Agreement; provided, however, the foregoing shall not be deemed a condition or contingency to Closing or otherwise give rise to any termination right in favor of Buyer under the Purchase Agreement.

Exception 17.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

Exception 19.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

Exception 20.

Cure: Sellers shall deliver to Title Insurer a signed Owner’s Affidavit which confirms a current Rent Roll (and the absence of such Lease) in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

Exception 24.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

Exception 25.

Cure: Sellers shall deliver to Title Insurer a signed Owner’s Affidavit which confirms a current Rent Roll (and the absence of such Lease) in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

Exception 26.

Cure: Sellers shall cause Title Insurer to delete and/or affirmatively insure over such exception with respect to any Preliminary Notices in Buyer’s Title Policy to be issued at Closing.

Family Center at Midvalley, Taylorsville, UT

Title:

In connection with Buyer’s Objection Matters relating to the Title Insurer’s Commitment No. NCS-670466-C-SF, amended June 20, 2014, Sellers have agreed to the following:

1.	Schedule B – Section 1.

Cure: The respective Sellers shall comply with those Schedule B, Section 1 items applicable to and relating to such Sellers, subject to and in accordance with the Purchase Agreement, and to the extent such requirements are customary and are reasonably required by the Title Insurer.

2.	Schedule B – Section 2.

2.1	Exceptions 1 through 7 (Standard Exception).

Cure: The respective Sellers will deliver the deed, and the other Seller closing deliveries in accordance with the Purchase Agreement, as well as a signed Owner’s Affidavit in the form agreed upon with Title Insurer.

2.2	Exception 8.

Cure: Taxes and monetary liens shall be paid, prorated and otherwise handled in accordance with the Purchase Agreement.

2.3	Exception 9.

Cure: Taxes shall be paid, prorated and otherwise handled in accordance with the Purchase Agreement.

2.4	Exception 16.

Cure: Sellers shall reasonably cooperate with Buyer, at no cost or expense to Sellers and prior to Closing, in securing the release of this easement from the beneficiary thereof; provided, however, the foregoing shall not be deemed a condition or contingency to Closing or otherwise give rise to any termination right in favor of Buyer under the Purchase Agreement.

2.5	Exception 96.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.6	Exception 97.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.7	Exception 98.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.8	Exception 99.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.9	Exception 105.

Cure: Sellers shall deliver to Title Insurer a signed Owner’s Affidavit which confirms a current Rent Roll (and the absence of such Lease) in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.10	Exception 106.

Cure: Sellers shall deliver to Title Insurer a signed Owner’s Affidavit which confirms a current Rent Roll (and the absence of such Lease) in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.11	Exception 109.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.12	Exception 114.

Cure: Sellers shall deliver to Title Insurer an original signed and notarized Termination Affidavit relative to such Lease in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.13	Exceptions 124 through 126.

Cure: Sellers shall deliver to Title Insurer a signed Owner’s Affidavit which confirms a current Rent Roll in the form agreed upon with Title Insurer to enable Title Insurer to delete this exception.

2.14	Exception 129.

Cure: Sellers shall cause Title Insurer to delete and/or affirmative insure over such exception with respect to any Preliminary Notices in Buyer’s Title Policy to be issued at Closing.

Leasing Matters:

1.	With respect to the Fort Union Property and Buyer’s Objection Notice:

a. Cure: In connection with the Lease with Office Max, Fort Union Sellers shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 10 of the form Tenant Estoppel Certificate:

“Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any have been satisfactorily completed by Landlord. Tenant has accepted the Premises and the current configuration of the parking areas, means of ingress and egress and other common areas serving the Premises and is occupying and operating in the Premises.”

2.	With respect to the Orem Property and Buyer’s Objection Notice:

a. Cure: In connection with the Lease with Jo-Ann Fabrics, Orem Sellers shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 11 of the form Tenant Estoppel Certificate:

“Tenant has no charge, lien, claim of set-off, abatement or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, and covenants contained therein, Tenant has no right to terminate the Lease and Tenant is not entitled to any concessions, rebates, allowances (including, without limitation, tenant improvement allowances, construction allowances or any other allowances), or other considerations for free rent or reduced rent.”

b. Cure: In connection with the Lease with Babies R’ Us, Orem Sellers shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 10 of the form Tenant Estoppel Certificate:

“Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any have been satisfactorily completed by Landlord. Tenant has accepted the Premises and the current configuration of the parking areas, means of ingress and egress and other common areas serving the Premises and is occupying and operating in the Premises.”

3.	With respect to the Taylorsville Property and Buyer’s Objection Notice:

a. Cure: In connection with the Lease with Applebee’s, Taylorsville Seller shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 10 of the form Tenant Estoppel Certificate:

“Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any have been satisfactorily completed by Landlord. Tenant has accepted the Premises and the current configuration of the parking areas, means of ingress and egress and other common areas serving the Premises and is occupying and operating in the Premises.”

b. Cure: In connection with the Lease with Bed, Bath & Beyond, Taylorsville Seller shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 9 and Section 10, respectively, of the form Tenant Estoppel Certificate:

“No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant, co-tenancies or prohibiting or restricting uses of other tenants and Tenant accepts all of the current uses of other tenants of the Property.” (§9)

“Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any have been satisfactorily completed by Landlord. Tenant has accepted the Premises and the current configuration of the parking areas, means of ingress and egress and other common areas serving the Premises and is occupying and operating in the Premises.” (§10)

c. Cure: In connection with the Lease with Carl’s Jr, Taylorsville Sellers shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 10 of the form Tenant Estoppel Certificate:

“Construction of all improvements required under the Lease and any other conditions to Tenant’s obligations under the Lease, if any have been satisfactorily completed by Landlord. Tenant has accepted the Premises and the current configuration of the parking areas, means of ingress and egress and other common areas serving the Premises and is occupying and operating in the Premises.”

d. Cure: In connection with the Lease with Ross, Taylorsville Seller shall request a Tenant Estoppel Certificate from this Tenant which will include the language set forth below in substitution of the language set forth in Section 9 of the form Tenant Estoppel Certificate:

“No breach or violation exists of any of the provisions of the Lease granting exclusive uses to Tenant, co-tenancies or prohibiting or restricting uses of other tenants and Tenant accepts all of the current uses of other tenants of the Property.”

SCHEDULE A

LIST OF CHEMICALS AND CONTAMINANTS

[To be attached.]

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the “Seventh Amendment”), is effective as of the 25th day of September, 2014 (the “Amendment Effective Date”), by and between: (i) DDR FORT UNION I & II LLC, a Delaware limited liability company (“DDR Fort Union”), DDR MIDVALLEY LLC, a Delaware limited liability company (“DDR Midvalley”), DDR FAMILY CENTERS LP, a Delaware limited partnership (“DDR Family Centers”), and DDR FORT UNION W LLC, a Delaware limited liability company (“DDR FUW”) (DDR Fort Union, DDR Midvalley, DDR Family Centers and DDR FUW are defined collectively herein as “Fort Union Seller”) in connection with the Fort Union Property; (ii) DDR Family Centers, HERMES ASSOCIATES, a Utah general partnership (“Hermes General”), and HERMES ASSOCIATES, LTD., a Utah limited partnership (“Hermes Limited”) (DDR Family Centers, Hermes General and Hermes Limited are defined collectively herein as “Taylorsville Seller”) in connection with the Taylorsville Property; (iii) UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership (“Orem Seller”) in connection with the Orem Property (Fort Union Seller, Taylorsville Seller and Orem Seller are hereinafter referred to individually as a “Seller” and collectively as “Sellers”); and (iv) EXCEL TRUST, L.P., a Delaware limited partnership (“Buyer”); and this Seventh Amendment constitutes an amendment to that certain Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of May 16, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 13, 2014 (the “First Amendment”), as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 15, 2014 (the “Second Amendment”), as further amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 18, 2014 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 19, 2014 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 21, 2014 (the “Fifth Amendment”), and as further amended by that certain Sixth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into between Sellers and Buyer and dated effective as of August 22, 2014 (the “Sixth Amendment” and together with the Original Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer agree as follows:

1. Tenant Inducement Costs and Tenant Improvements. Notwithstanding anything to the contrary as contained in the Agreement and/or in the Assignment and Assumption of Leases, License Agreements and Security Deposits to be executed and delivered at Closing, the following provisions apply with respect to the following Tenant Inducement Costs being credited to Buyer upon Closing: $247,500 in connection with the Lease with Guitar Center at the Taylorsville Property (the foregoing credited amount being defined herein as the “TI Credits”):

a. Under no circumstances shall Buyer release or disburse any such TI Credits following Closing to the Tenant unless and until any and all conditions relating to the release and disbursement of such TI Credits to such Tenant as otherwise set forth in the Lease (as in effect upon Closing) have been fully satisfied, and such TI Credits shall otherwise be held and retained by Buyer from and after Closing for application against and payment of any work completed or contracted for by, for or on behalf of such Tenant and any liens arising therefrom to the extent allowable under the Lease.

b. The respective Seller that is the landlord under such Lease relating to the TI Credits retains and shall be entitled to pursue and recover all out-of-pocket damages, losses, liabilities, costs and expenses (including attorney’s fees and court costs) incurred by Seller in connection with the release of any liens filed or incurred with respect to the leased premises or otherwise in connection with the Taylorsville Property, subject to the following conditions: (i) Seller has caused any such lien to be released of record in a manner reasonably acceptable to Buyer prior to pursuing any such remedy against a Tenant; and (ii) in no event is Seller entitled to terminate the Lease with Guitar Center. Buyer covenants and agrees to reasonably cooperate with Sellers in connection with pursuing any and all rights and remedies against such Tenant should such Tenant cause any liens to be filed or incurred with respect to the leased premises or otherwise in connection with the respective Property.

c. At Closing, Seller shall execute and deliver an indemnity agreement in favor of the Escrow Agent (and its designee) in a form reasonably acceptable to Seller, in order to permit the Escrow Agent to issue the Owner’s Policy for the Taylorsville Property free of any Schedule B exception pertaining to work performed (or to be performed) by Guitar Center or any of its contractors or subcontractors.

This Section 1 shall survive Closing.

2. References. All references to the “Purchase Agreement” or “Agreement” in the Purchase Agreement and in this Seventh Amendment shall be deemed to refer to the Purchase Agreement, as amended by this Seventh Amendment.

3. Full Force and Effect. Except as expressly provided in this Seventh Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

4. Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assigns. In furtherance of the foregoing, this Seventh Amendment shall be binding upon any permitted assignee or nominee of Buyer in accordance with Section 16.1 of the Original Purchase

Agreement, as well as any successor owner of any such Property subject to any Lease relating to the TI Credits as provided for herein.

5. Counterparts. This Seventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement. Signatures transmitted by facsimile transmission or scan attached to an email shall be accepted and enforceable as originals.

[remainder of page intentionally left blank; signatures to follow]

IN WITNESS WHEREOF, the Parties have executed this Seventh Amendment as of the date first set forth above.

SELLERS:

DDR FORT UNION I & II LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR MIDVALLEY LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

DDR FAMILY CENTERS LP, a Delaware limited partnership

By:	DDR DownREIT LLC,
its General Partner
	By:	DDR Corp.,
its Sole Member
		By:	/s/ Daniel Sutherland
		Print:	Daniel Sutherland
		Title:	Vice President

DDR FORT UNION W LLC, a Delaware limited liability company

By:	/s/ Daniel Sutherland
Print:	Daniel Sutherland
Title:	Vice President

[Signature Page to Seventh Amendment to Purchase and Sale Agreement]

HERMES ASSOCIATES, a Utah general partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

HERMES ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers LP,
its General Partner
	By:	DDR DownREIT LLC,
its General Partner
		By:	DDR Corp.,
its Sole Member
			By:	/s/ Daniel Sutherland
			Print:	Daniel Sutherland
			Title:	Vice President

UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership

By:	DDR Family Centers Orem LLC,
its General Partner
	By:	/s/ Daniel Sutherland
	Print:	Daniel Sutherland
	Title:	Vice President

[Signature Page to Seventh Amendment to Purchase and Sale Agreement]

BUYER:

EXCEL TRUST, L.P., a Delaware limited partnership

By:	Excel Trust, Inc., a Maryland corporation,
its General Partner

By:	/s/ Mark T. Burton
Mark T. Burton
Title:	Chief Investment Officer

[Signature Page to Seventh Amendment to Purchase and Sale Agreement]